                                                                    NUVEEN
                                                                     Investments
                          Nuveen Municipal Bond Funds

                                       Semiannual Report dated November 30, 2002

Dependable, tax-free income because It's not what you earn, it's what you keep.(R)

[PHOTOS APPEAR HERE]

Nuveen Arizona Municipal Bond Fund
Nuveen Colorado Municipal Bond Fund
Nuveen New Mexico Municipal Bond Fund

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


Dear Shareholder,

[PHOTO OF TIMOTHY R. SCHWERTFEGER APPEARS HERE]

     "I urge you to consider receiving future Fund reports and other Fund information through the Internet and by e-mail see the inside front cover of this report for step-by-step instructions."

Once again,I am pleased to write that during the period covered by this report your Nuveen Fund continued to meet its objective of providing attractive monthly income free from federal income taxes and, where applicable, state income taxes. Detailed information on your Fund's performance can be found in the Portfolio Manager's Comments and on the Fund Spotlight pages within this report. Please take the time to read them.

In addition to providing regular tax-free income, we believe that a municipal bond investment like your Nuveen Fund also may offer opportunities to reduce the risk of your overall investment portfolio. This is because the prices of municipal bonds may move differently than the prices of the common stocks or other investments you may own. Since one part of your portfolio may be going up when another is going down, portfolio diversification may reduce your overall risk. Your financial advisor can explain the advantages of portfolio diversification in more detail. I urge you to contact him or her soon for more information on this important investment strategy.

I also urge you to consider receiving future Fund reports and other Fund information through the Internet and by e-mail rather than in hard copy. Not only will you be able to receive the information faster, but this also may help lower your Fund's expenses. Sign up is quick and easy - see the inside front cover of this report for step-by-step instructions.

For more than 100 years, Nuveen has specialized in offering quality investments such as your Nuveen Fund to those seeking to accumulate and preserve wealth. Our commitment to careful research, constant surveillance and judicious trading by our seasoned portfolio management team has never been stronger. Our mission continues to be to assist you and your financial advisor by offering the investment solutions and services that can help you meet your financial objectives. We thank you for choosing us as a partner as you work toward that goal.

Sincerely,

Timothy R. Schwertfeger
Chairman of the Board

January 15, 2003


Semiannual Report | Page 1

Portfolio Manager's Comments

In the following Q&A, portfolio manager Tom Futrell examines economic and market conditions, key investment strategies, and the performance of the Funds. Tom, who has 19 years of investment experience with Nuveen, began managing these Funds in 2002.

(In January 2003, as part of a general realignment of portfolio management assignments, Rick Huber assumed primary management responsibility for these Arizona, Colorado and New Mexico Funds. Rick has 17 years of investment management experience. There were no changes in the investment objectives or general investment strategies of these Funds.)

Q. What factors had the greatest influence on the U.S. economy and the state municipal markets during the reporting period?

A. The economy sent mixed signals during 2002, turning in relatively strong first and third quarter performances, but recording somewhat weaker second quarter results. Consumer spending, fueled by historically low interest rates that drove new home sales and mortgage refinancings, continued to be a positive influence on the economy. However, with continued weakness in both business investment and the stock market, rising unemployment late in the period, and a heightened risk of war in the Middle East, many analysts questioned whether the economy was fully out of the woods. Such fears led the Federal Reserve Board to reduce the federal funds interest rate to 1.25 percent, the lowest level since 1961.

Many investors continued to be attracted to fixed-income securities. Through the first eleven months of 2002, the Investment Company Institute reported that investors added more than $15 billion in net new cash to open-end municipal bond funds, a 22 percent increase over the same time period in 2001. This demand coincided with an increase in municipal bond issuance nationally. Municipal issuance through the first eleven months of 2002 was 27 percent higher than the same period in 2001.

This trend was apparent in Arizona and Colorado, which both saw strong increases in new municipal bond supply during 2002. New Mexico was not an active issuer, and its new issue supply for the first eleven months of the year fell 32 percent when compared with the same period in 2001.

Q. How did the Funds perform during the twelve months ended November 30, 2002?

A. The accompanying chart provides performance information for these Nuveen Funds (Class A shares at net asset value) for the year ended November 30, 2002. The chart also compares the Funds' performance to that of its peers (as measured by its Lipper category average) and to the overall municipal bond market (as measured by the Lehman Brothers Municipal Bond Index).

Each of the Funds underperformed its Lipper peer group average over the period measured. In each case, the Funds' overall performances were affected by the disappointing performance of certain bonds. For example, both the Colorado


The views expressed reflect those of the portfolio managers and are subject to change at any time, based on market and other conditions.

                           Semiannual Report | Page 2

Class A Shares -
One-Year Total Returns on NAV as of 11/30/02
----------------------------------------------------------------

Nuveen Arizona Municipal Bond Fund/1/                      4.51%
Lipper Arizona Municipal Debt Funds
category average/2/                                        4.91%
Lehman Brothers Municipal Bond Index/3/                    6.32%
----------------------------------------------------------------
Nuveen Colorado Municipal Bond Fund/1/                     4.25%
Lipper Colorado Municipal Debt Funds
category average/2/                                        5.10%
Lehman Brothers Municipal Bond Index/3/                    6.32%
----------------------------------------------------------------
Nuveen New Mexico Municipal Bond Fund/1/                   4.39%
Lipper Other State Municipal Debt Funds
category average/2/                                        4.68%
Lehman Brothers Municipal Bond Index/3/                    6.32%
----------------------------------------------------------------

and New Mexico Funds held bonds backed by private airlines. The value of these bonds fell over the past year, in part due to the general decline in passenger volume that affected all airlines and in part due to the possibility of a bankruptcy declaration by United Air Lines. (United filed for bankruptcy protection on December 9, 2002.)

Similarly, the Arizona Fund's performance was impacted by disappointing results from some of its health care and housing bonds as the pressures affecting this sector of the state's economy continue unabated.

In addition, each of the Funds' total returns for this period trailed the national, unmanaged Lehman Index. Along with issues raised by a national vs. state comparison, another reason for this performance difference between the Lehman Index and the Nuveen Funds can be traced to the Funds' durations. Duration measures sensitivity to changes in interest rates. A fund or index with a longer duration normally would be expected to perform better than a fund or index with a shorter duration during a period of generally falling interest rates, as has been the case during much of 2002. As can be seen on the individual Fund Spotlight pages, the durations of these three Nuveen Funds ranged from 7.26 to 7.70 as of November 30, 2002, compared with 8.04 for the Lehman Brothers Municipal Bond Index.

Q. What strategies did you use to manage the Funds during the reporting period?

A. Our overall management strategy over the six months since our last report was relatively consistent with the longer-term strategy we've been employing for several years. For each state, we continued to concentrate on identifying municipal bonds that, in our opinion, enhanced the Funds' dividend-paying capability, helped diversify the Funds' holdings or improved the Funds' overall call protection.

In addition, we tried to take advantage of several state-by-state opportunities.

Arizona

Trading activity was relatively limited during the period, and generally focused on improving the portfolio dividend-paying capabilities over time. One important element of this was managing call risk and call exposure. For example, to help improve the portfolio's protection from bond calls, we sold some bonds that were in

1 Performance is for Class A shares only as of the date indicated. Current performance for this or other share classes may be more or less than the results shown. Past performance is no guarantee of future results.

2 For each state, the Lipper average shown represents the average total return for all reporting funds for the year ended November 30, 2002. As of that date, the Lipper averages included 36 Arizona funds, 27 Colorado funds and 62 Other State (including NM) funds. All returns assume reinvestment of dividends and do not reflect any sales charges.

3 The Lehman Brothers Municipal Bond Index consists of a broad range of investment-grade municipal bonds and its performance does not reflect any initial or ongoing charges or expenses. You cannot invest directly in the Index.

                                                      Semiannual Report | Page 3
danger of being called and replaced them with longer maturity bonds. In general, we were most attracted to municipal bonds in the long-intermediate range, those set to mature in between 15 to 20 years, because we believed this area of the yield curve provided the best risk-reward opportunities.

With the economic environment uncertain, we looked to maintain a high average credit quality in the Fund. As of November 30, 2002, 58 percent of the Arizona fund was invested in AAA-rated and/or U.S. guaranteed bonds.

Colorado

Like the Arizona Fund, trading activity was relatively limited. We looked to add new investments that we thought would increase overall diversification. For example, we modestly reduced our holdings in several health care issues and added general obligation bonds that we thought were better positioned to weather the tougher environment that might lie ahead.

We kept the duration of the Fund relatively stable, and attempted to maintain a good balance between higher and lower rated bonds in order to take advantage of the current market while being ready to react if the outlook for interest rates changes.

New Mexico

The relative absence of new issue supply in New Mexico limited our portfolio activities over the reporting period. In general, we sought to shorten the duration of the Fund in order to be better positioned for a possible change in the interest rate environment. Whenever appropriate New Mexico bonds were available, we looked to sell territorial bonds, bonds issued by U.S. territories such as Puerto Rico are fully tax-exempt for Fund shareholders, and reinvest the assets in the New Mexico securities.

However, we were careful not to sacrifice credit quality. As of November 30, 2002, 54 percent of the New Mexico Fund was invested in AAA-rated bonds.

Q. What is your outlook for the municipal market and the Funds?

A. We are looking for the economy to continue to improve over the next year, as the accumulated effects of almost two years of Federal Reserve interest rate cuts continue to be felt. Economic growth would likely cause interest rates and bond yields to rise. While each of these states face considerable economic challenges, we believe they are all in tolerable financial condition and we are cautiously optimistic that the national economic recovery may be felt to varying degrees in each of them.

Whatever happens, we expect to make few changes in our basic approach to managing these portfolios. We will continue to make changes, such as improving call protection as new bonds become available, as opportunities arise, but we generally are comfortable with how the Funds are positioned. As always, we will seek to manage the Funds' risk and continue using the capabilities of Nuveen research analysts to search for bonds that, in our opinion, offer the most value to our shareholders.

Semiannual Report | Page 4

Fund Spotlight as of 11/30/02                 Nuveen Arizona Municipal Bond Fund

================================================================================

Quick Facts

                                 A Shares     B Shares     C Shares     R Shares
--------------------------------------------------------------------------------
NAV                                $10.97      $ 10.96      $ 10.96      $ 10.96
--------------------------------------------------------------------------------
Latest Monthly Dividend/1/        $0.0430      $0.0360      $0.0380      $0.0450
--------------------------------------------------------------------------------
Inception Date                      10/86         2/97         2/94         2/97
--------------------------------------------------------------------------------

Average Annual Total Returns
as of 11/30/02/2/

A Shares                        NAV           Offer
---------------------------------------------------
1-Year                        4.51%           0.17%
---------------------------------------------------
5-Year                        4.70%           3.81%
---------------------------------------------------
10-Year                       6.02%           5.56%
---------------------------------------------------

B Shares                   w/o CDSC          w/CDSC
---------------------------------------------------
1-Year                        3.73%          -0.24%
---------------------------------------------------
5-Year                        3.93%           3.77%
---------------------------------------------------
10-Year                       5.47%           5.47%
---------------------------------------------------

C Shares                        NAV
---------------------------------------------------
1-Year                        3.96%
---------------------------------------------------
5-Year                        4.13%
---------------------------------------------------
10-Year                       5.44%
---------------------------------------------------

R Shares                        NAV
---------------------------------------------------
1-Year                        4.75%
---------------------------------------------------
5-Year                        4.91%
---------------------------------------------------
10-Year                       6.15%
---------------------------------------------------

Tax-Free Yields

A Shares                        NAV           Offer
---------------------------------------------------
Market Yield                  4.70%           4.51%
---------------------------------------------------
SEC 30-Day Yield              3.70%           3.54%
---------------------------------------------------
Taxable-Equivalent Yield/3/   5.56%           5.33%
---------------------------------------------------

B Shares                        NAV
---------------------------------------------------
Market Yield                  3.94%
---------------------------------------------------
SEC 30-Day Yield              3.10%
---------------------------------------------------
Taxable-Equivalent Yield/3/   4.66%
---------------------------------------------------

C Shares                        NAV
---------------------------------------------------
Market Yield                  4.16%
---------------------------------------------------
SEC 30-Day Yield              3.31%
---------------------------------------------------
Taxable-Equivalent Yield/3/   4.98%
---------------------------------------------------

R Shares                        NAV
---------------------------------------------------
Market Yield                  4.93%
---------------------------------------------------
SEC 30-Day Yield              4.07%
---------------------------------------------------
Taxable-Equivalent Yield/3/   6.12%
---------------------------------------------------

Average Annual Total Returns
as of 9/30/02/2/

A Shares                        NAV           Offer
---------------------------------------------------
1-Year                        7.93%           3.38%
---------------------------------------------------
5-Year                        5.53%           4.64%
---------------------------------------------------
10-Year                       6.44%           5.98%
---------------------------------------------------

B Shares                   w/o CDSC          w/CDSC
---------------------------------------------------
1-Year                        7.13%           3.13%
---------------------------------------------------
5-Year                        4.76%           4.59%
---------------------------------------------------
10-Year                       5.89%           5.89%
---------------------------------------------------

C Shares                        NAV
---------------------------------------------------
1-Year                        7.36%
---------------------------------------------------
5-Year                        4.96%
---------------------------------------------------
10-Year                       5.86%
---------------------------------------------------

R Shares                        NAV
---------------------------------------------------
1-Year                        8.18%
---------------------------------------------------
5-Year                        5.74%
---------------------------------------------------
10-Year                       6.56%
---------------------------------------------------

Bond Credit Quality/4/

             [PIE CHART APPEARS HERE]

AAA/U.S. Guaranteed        58%
AA                         11%
A                           8%
BBB                        17%
NR                          4%
BB or Lower                 2%


Top Five Sectors/4/

U.S. Guaranteed                                 21%
---------------------------------------------------
Housing/Multifamily                             18%
---------------------------------------------------
Healthcare                                      17%
---------------------------------------------------
Tax Obligation/General                          12%
---------------------------------------------------
Tax Obligation/Limited                           9%
---------------------------------------------------

Portfolio Statistics

Net Assets ($000)                         $ 105,767
---------------------------------------------------
Average Effective Maturity (Years)            17.40
---------------------------------------------------
Average Duration                               7.61
---------------------------------------------------


Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the Fund prospectus. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income generally is exempt from regular federal income taxes and from state income taxes for Arizona residents. Some income may be subject to state income taxes and to federal or state alternative minimum taxes. Capital gains, if any, are subject to tax.

1 Paid December 2, 2002. This is the latest monthly tax-exempt dividend declared during the period ended November 30, 2002.

2 Class A share returns are actual. Class B, C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and (in the case of Classes B and C) expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return.

3 Based on the SEC 30-Day Yield and a combined federal and state income tax rate of 33.5%.

4 As a percentage of total holdings as of November 30, 2002. Holdings are subject to change.


                           Semiannual Report | Page 5


----------------------------------------------------------------------------------------------------
Fund Spotlight as of 11/30/02                                    Nuveen Colorado Municipal Bond Fund
====================================================================================================
Quick Facts
                                           A Shares       B Shares       C Shares      R Shares
----------------------------------------------------------------------------------------------------
NAV                                        $ 10.15        $ 10.15        $ 10.14       $ 10.15
----------------------------------------------------------------------------------------------------
Latest Monthly Dividend/1/                 $0.0405        $0.0345        $0.0360       $0.0425
----------------------------------------------------------------------------------------------------
Inception Date                                5/87           2/97           2/97          2/97
----------------------------------------------------------------------------------------------------

Average Annual Total Returns
as of 11/30/02/2/
A Shares                            NAV            Offer
--------------------------------------------------------
1-Year                             4.25%          -0.15%
--------------------------------------------------------
5-Year                             4.17%           3.28%
--------------------------------------------------------
10-Year                            6.00%           5.54%
--------------------------------------------------------

B Shares                         w/o CDSC         w/CDSC
--------------------------------------------------------
1-Year                             3.41%          -0.55%
--------------------------------------------------------
5-Year                             3.38%           3.21%
--------------------------------------------------------
10-Year                            5.47%           5.47%
--------------------------------------------------------

C Shares                            NAV
--------------------------------------------------------
1-Year                             3.70%
--------------------------------------------------------
5-Year                             3.59%
--------------------------------------------------------
10-Year                            5.50%
--------------------------------------------------------

R Shares                            NAV
--------------------------------------------------------
1-Year                             4.59%
--------------------------------------------------------
5-Year                             4.37%
--------------------------------------------------------
10-Year                            6.12%
--------------------------------------------------------

Tax-Free Yields
A Shares                            NAV            Offer
--------------------------------------------------------
Market Yield                       4.79%           4.59%
--------------------------------------------------------
SEC 30-Day Yield                   4.08%           3.91%
--------------------------------------------------------
Taxable-Equivalent Yield/3/        6.09%           5.83%
--------------------------------------------------------

B Shares                            NAV
--------------------------------------------------------
Market Yield                       4.08%
--------------------------------------------------------
SEC 30-Day Yield                   3.52%
--------------------------------------------------------
Taxable-Equivalent Yield/3/        5.25%
--------------------------------------------------------

C Shares                            NAV
--------------------------------------------------------
Market Yield                       4.26%
--------------------------------------------------------
SEC 30-Day Yield                   3.71%
--------------------------------------------------------
Taxable-Equivalent Yield/3/        5.54%
--------------------------------------------------------

R Shares                            NAV
--------------------------------------------------------
Market Yield                       5.02%
--------------------------------------------------------
SEC 30-Day Yield                   4.47%
--------------------------------------------------------
Taxable-Equivalent Yield/3/        6.67%
--------------------------------------------------------

Average Annual Total Returns
as of 9/30/02/2/

A Shares                            NAV            Offer
--------------------------------------------------------
1-Year                             6.63%           2.17%
--------------------------------------------------------
5-Year                             4.92%           4.03%
--------------------------------------------------------
10-Year                            6.30%           5.84%
--------------------------------------------------------

B Shares                         w/o CDSC         w/CDSC
--------------------------------------------------------
1-Year                             5.78%           1.78%
--------------------------------------------------------
5-Year                             4.16%           3.99%
--------------------------------------------------------
10-Year                            5.77%           5.77%
--------------------------------------------------------

C Shares                            NAV
--------------------------------------------------------
1-Year                             5.98%
--------------------------------------------------------
5-Year                             4.33%
--------------------------------------------------------
10-Year                            5.80%
--------------------------------------------------------

R Shares                            NAV
--------------------------------------------------------
1-Year                             6.88%
--------------------------------------------------------
5-Year                             5.12%
--------------------------------------------------------
10-Year                            6.42%
--------------------------------------------------------

Bond Credit Quality/4/

[PIE CHART APPEARS HERE]

           AAA/U.S. Guaranteed                       41%
           ---------------------------------------------
           AA                                        18%
           ---------------------------------------------
           A                                          9%
           ---------------------------------------------
           BBB                                       15%
           ---------------------------------------------
           NR                                        17%
           ---------------------------------------------

Top Five Sectors/4/
Tax Obligation/Limited                               20%
--------------------------------------------------------
Healthcare                                           15%
--------------------------------------------------------
U.S. Guaranteed                                      15%
--------------------------------------------------------
Transportation                                       11%
--------------------------------------------------------
Tax Obligation/General                               10%
--------------------------------------------------------

Portfolio Statistics

Net Assets ($000)                               $ 44,261
--------------------------------------------------------
Average Effective Maturity (Years)                 17.82
--------------------------------------------------------
Average Duration                                    7.70
--------------------------------------------------------


--------------------------------------------------------------------------------
Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the Fund prospectus. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income generally is exempt from regular federal income taxes and from state income taxes for Colorado residents. Some income may be subject to state income taxes and to federal or state alternative minimum taxes. Capital gains, if any, are subject to tax.

1 Paid December 2, 2002. This is the latest monthly tax-exempt dividend declared during the period ended November 30, 2002.

2 Class A share returns are actual. Class B, C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and (in the case of Classes B and C) expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return.

3 Based on the SEC 30-Day Yield and a combined federal and state income tax rate of 33%.

4 As a percentage of total holdings as of November 30, 2002. Holdings are subject to change.


                           Semiannual Report | Page 6

Fund Spotlight as of 11/30/02              Nuveen New Mexico Municipal Bond Fund

================================================================================

Quick Facts

                              A Shares      B Shares      C Shares      R Shares
--------------------------------------------------------------------------------
NAV                             $10.29        $10.29        $10.29        $10.32
--------------------------------------------------------------------------------
Latest Monthly Dividend/1/     $0.0395       $0.0330       $0.0345       $0.0410
--------------------------------------------------------------------------------
Inception Date                    9/92          2/97          2/97          2/97
--------------------------------------------------------------------------------

Average Annual Total Returns
as of 11/30/02/2/

A Shares                            NAV        Offer
----------------------------------------------------
1-Year                            4.39%        0.03%
----------------------------------------------------
5-Year                            4.43%        3.54%
----------------------------------------------------
10-Year                           5.90%        5.45%
----------------------------------------------------

B Shares                       w/o CDSC       w/CDSC
----------------------------------------------------
1-Year                            3.61%       -0.38%
----------------------------------------------------
5-Year                            3.67%        3.50%
----------------------------------------------------
10-Year                           5.35%        5.35%
----------------------------------------------------

C Shares                            NAV
----------------------------------------------------
1-Year                            3.89%
----------------------------------------------------
5-Year                            3.87%
----------------------------------------------------
10-Year                           5.41%
----------------------------------------------------

R Shares                            NAV
----------------------------------------------------
1-Year                            4.56%
----------------------------------------------------
5-Year                            4.65%
----------------------------------------------------
10-Year                           6.04%
----------------------------------------------------

Tax-Free Yields

A Shares                            NAV        Offer
----------------------------------------------------
Market Yield                      4.61%        4.41%
----------------------------------------------------
SEC 30-Day Yield                  3.66%        3.51%
----------------------------------------------------
Taxable-Equivalent Yield/3/       5.67%        5.44%
----------------------------------------------------

B Shares                            NAV
----------------------------------------------------
Market Yield                      3.85%
----------------------------------------------------
SEC 30-Day Yield                  3.07%
----------------------------------------------------
Taxable-Equivalent Yield/3/       4.76%
----------------------------------------------------

C Shares                            NAV
----------------------------------------------------
Market Yield                      4.02%
----------------------------------------------------
SEC 30-Day Yield                  3.27%
----------------------------------------------------
Taxable-Equivalent Yield/3/       5.07%
----------------------------------------------------

R Shares                            NAV
----------------------------------------------------
Market Yield                      4.77%
----------------------------------------------------
SEC 30-Day Yield                  4.02%
----------------------------------------------------
Taxable-Equivalent Yield/3/       6.23%
----------------------------------------------------

Average Annual Total Returns
as of 9/30/02/2/

A Shares                            NAV        Offer
----------------------------------------------------
1-Year                            7.32%    2.77%
----------------------------------------------------
5-Year                            5.28%    4.38%
----------------------------------------------------
10-Year                           6.26%    5.80%
----------------------------------------------------

B Shares                       w/o CDSC       w/CDSC
----------------------------------------------------
1-Year                            6.52%    2.52%
----------------------------------------------------
5-Year                            4.49%    4.32%
----------------------------------------------------
10-Year                           5.70%    5.70%
----------------------------------------------------

C Shares                            NAV
----------------------------------------------------
1-Year                            6.80%
----------------------------------------------------
5-Year                            4.71%
----------------------------------------------------
10-Year                           5.78%
----------------------------------------------------

R Shares                            NAV
----------------------------------------------------
1-Year                            7.58%
----------------------------------------------------
5-Year                            5.50%
----------------------------------------------------
10-Year                           6.41%
----------------------------------------------------

Bond Credit Quality/4/

              [PIE CHART APPEARS HERE]

AAA/U.S. Guaranteed           54%
AA                             8%
A                             22%
BBB                           12%
NR                             3%
BB or Lower                    1%

Top Five Sectors/4/

Tax Obligation/Limited                           29%
----------------------------------------------------
Housing/Single Family                            20%
----------------------------------------------------
Education and Civic Organizations                12%
----------------------------------------------------
Utilities                                        10%
----------------------------------------------------
Healthcare                                        7%
----------------------------------------------------

Portfolio Statistics

Net Assets ($000)                           $ 55,548
----------------------------------------------------
Average Effective Maturity (Years)             20.89
----------------------------------------------------
Average Duration                                7.26
----------------------------------------------------

Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the Fund prospectus. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income generally is exempt from regular federal income taxes and from state income taxes for New Mexico residents. Some income may be subject to state income taxes and to federal or state alternative minimum taxes. Capital gains, if any, are subject to tax.

1 Paid December 2, 2002. This is the latest monthly tax-exempt dividend declared during the period ended November 30, 2002.

2 Class A share returns are actual. Class B, C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and (in the case of Classes B and C) expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return.

3 Based on the SEC 30-Day Yield and a combined federal and state income tax rate of 35.5%.

4 As a percentage of total holdings as of November 30, 2002. Holdings are subject to change.

                           Semiannual Report | Page 7

Portfolio of Investments (Unaudited)
NUVEEN ARIZONA MUNICIPAL BOND FUND
November 30, 2002

   Principal                                                                     Optional Call               Market
Amount (000) Description                                                           Provisions* Ratings**      Value
-------------------------------------------------------------------------------------------------------------------
             Consumer Cyclicals - 1.0%

    $  1,000 Mesa Industrial Development Authority, Arizona, Industrial           No Opt. Call       N/R $1,007,190
              Revenue Bonds (TRW Vehicle Safety System Inc. Project), Series
              1992, 7.250%, 10/15/04 (Alternative Minimum Tax)
-------------------------------------------------------------------------------------------------------------------
             Consumer Staples - 1.2%

         250 Casa Grande Industrial Development Authority, Arizona, Pollution  12/02 at 103.00        A1    257,870
              Control Revenue Bonds (Frito-Lay Inc./PepsiCo), Series 1984,
              6.650%, 12/01/14

       1,000 Children's Trust Fund, Puerto Rico, Tobacco Settlement             5/12 at 100.00        A1    967,970
              Asset-Backed Bonds, Series 2002 Refunding, 5.375%, 5/15/33
-------------------------------------------------------------------------------------------------------------------
             Education and Civic Organizations - 7.1%

         570 Arizona Educational Loan Marketing Corporation, 1992 Educational   3/03 at 100.00       Aa2    575,672
              Loan Revenue Bonds, Series B, 7.000%, 3/01/05 (Alternative
              Minimum Tax)

         100 Arizona Educational Loan Marketing Corporation, 1992 Educational   3/03 at 101.00       Aa2    101,269
              Loan Revenue Bonds, Senior Lien Series, 6.375%, 9/01/05
              (Alternative Minimum Tax)

       1,500 Student Loan Acquisition Authority of Arizona, Student Loan        5/04 at 102.00       Aa1  1,611,570
              Revenue Bonds, Series 1994B, Subordinated Fixed Rate Bonds,
              6.600%, 5/01/10 (Alternative Minimum Tax)

         500 Student Loan Acquisition Authority of Arizona, Student Loan       11/09 at 102.00       Aaa    524,200
              Revenue Refunding Bonds, Senior Series 1999A-1, 5.900%, 5/01/24

       1,000 Industrial Development Authority of the City of Glendale,          5/08 at 101.00      BBB+    998,600
              Arizona, Revenue Bonds, Midwestern University, Series 1998A,
              5.375%, 5/15/28

         115 Industrial Development Authority of the City of Glendale,          5/06 at 102.00       AAA    126,990
              Arizona, Revenue Bonds, Midwestern University, Series 1996A,
              6.000%, 5/15/16

       1,730 Industrial Development Authority of the City of Glendale,          5/11 at 101.00      BBB+  1,789,253
              Arizona, Revenue Bonds, Midwestern University, Series 2001A,
              5.750%, 5/15/21

       1,400 Southern Arizona Capital Facilities Financing Corporation,         9/12 at 100.00       AAA  1,401,498
              Student Housing Revenue Bonds, La Aldea Project at the
              University of Arizona, Series 2002, 5.000%, 9/01/23

         335 Yavapai County Community College District of Yavapai County,       7/03 at 101.00      BBB+    340,487
              Arizona, Revenue Bonds, Series 1993, 6.000%, 7/01/12
-------------------------------------------------------------------------------------------------------------------
             Healthcare - 16.7%

       3,650 Arizona Health Facilities Authority, Hospital Revenue Bonds       11/09 at 100.00      Baa2  3,405,122
              (Phoenix Children's Hospital), Series 1999A, 6.125%, 11/15/22

       2,050 Arizona Health Facilities Authority, Hospital System Revenue      12/10 at 102.00       BBB  2,155,452
              Bonds, John C. Lincoln Health Network, Series 2000, 6.875%,
              12/01/20

       1,000 Arizona Health Facilities Authority, Revenue Bonds (Catholic       7/10 at 101.00       BBB  1,047,550
              Healthcare West), 1999 Series A, 6.625%, 7/01/20

         930 Maricopa County, Arizona, Hospital Revenue and Refunding Bonds,    4/07 at 102.00      Baa1    941,727
              Series 1997 (Sun Health Corporation), 6.125%, 4/01/18

       2,000 Industrial Development Authority of the County of Maricopa,        7/08 at 101.00       BBB  1,846,460
              Arizona, Health Facility Revenue Bonds (Catholic Healthcare
              West Project), 1998 Series A, 5.000%, 7/01/16

       1,500 Industrial Development Authority of the City of Mesa, Arizona,     1/10 at 101.00       AAA  1,601,265
              Revenue Bonds (Discovery Health System), Series 1999A, 5.750%,
              1/01/25

             Industrial Development Authority of the City of Phoenix,
             Arizona, Hospital Revenue Bonds (John C. Lincoln Hospital and
             Health Center), Series 1994:
         500  6.000%, 12/01/10                                                 12/03 at 102.00       BBB    505,130
         500  6.000%, 12/01/14                                                 12/03 at 102.00       BBB    499,150

       2,500 Industrial Development Authority of the City of Scottsdale,       12/11 at 101.00        A3  2,508,825
              Arizona, Hospital Revenue Bonds, Scottsdale Healthcare, Series
              2001, 5.800%, 12/01/31

       1,055 Industrial Development Authority of the City of Winslow,           6/08 at 101.00       N/R    716,946
              Arizona, Hospital Revenue Bonds (Winslow Memorial Hospital
              Project), Series 1998, 5.500%, 6/01/22

       2,300 Industrial Development Authority of the City of Yuma, Arizona,     8/11 at 101.00       AAA  2,422,337
              Hospital Revenue Bonds, Series 2001, Yuma Regional Medical
              Centre, 5.500%, 8/01/20

----
8

   Principal                                                                Optional Call               Market
Amount (000) Description                                                      Provisions* Ratings**      Value
--------------------------------------------------------------------------------------------------------------
             Housing/Multifamily - 18.3%

    $  2,830 Industrial Development Authority of the County of Maricopa,  10/09 at 102.00       N/R $2,563,584
              Arizona, Multifamily Housing Revenue Bonds, Arborwood
              Apartments Project, Series 1999B Subordinate, 6.700%,
              10/01/29

       3,615 Industrial Development Authority of the County of Maricopa,  10/10 at 105.00       Aaa  3,954,195
              Arizona, Multifamily Housing Revenue Bonds, GNMA
              Collateralized - Villas at Augusta Project, Series 2000,
              6.500%, 10/20/33

       2,470 Industrial Development Authority of the County of Maricopa,  10/11 at 103.00       Aaa  2,614,322
              Arizona, Multifamily Housing Revenue Bonds, Syl-Mar
              Apartments Project, Series 2001, 6.100%, 4/20/36

         290 Phoenix Housing Finance Corporation, Arizona, Mortgage        1/03 at 101.00       AAA    292,108
              Revenue Refunding Bonds, Series 1992A (FHA-Insured
              Mortgage Loans - Section 8 Assisted Projects), 6.500%,
              7/01/24

             Industrial Development Authority of the City of Phoenix,
             Arizona, Mortgage Revenue Refunding Bonds, Series 1992
             (FHA-Insured Mortgage Loan - Chris Ridge Village Project):
         200  6.750%, 11/01/12                                             5/03 at 101.00       AAA    202,226
         425  6.800%, 11/01/25                                             5/03 at 101.00       AAA    429,752

       2,090 Industrial Development Authority of the City of Phoenix,      6/11 at 102.00       Aaa  2,196,904
              Arizona, Multifamily Housing Revenue Bonds, Series 2001,
              GNMA Collateralized - Campaigne Place on Jackson Project,
              5.700%, 6/20/31 (Alternative Minimum Tax)

         995 Industrial Development Authority of the City of Phoenix,     10/12 at 102.00       Aaa    956,394
              Arizona, Multifamily Housing Revenue Bonds, GNMA
              Collateralized - Liberty Cove Apartments, Series 2002A,
              5.050%, 10/20/32

       1,300 Industrial Development Authority of the City of Phoenix,      9/10 at 103.00       Aaa  1,429,883
              Arizona, Multifamily Housing Revenue Bonds, GNMA
              Collateralized Mortgage Loan, Camelback Crossings
              Apartments Project, Series 2000, 6.350%, 9/20/35

         500 Industrial Development Authority of the City of Tempe,        6/03 at 102.00       AAA    508,665
              Arizona, Multifamily Mortgage Refunding Bonds, Series
              1993A, FHA-Insured Mortgage Loan - Quadrangles Village
              Apartments, 6.250%, 6/01/26

       4,000 Industrial Development Authority of the County of Tucson,     7/10 at 101.00        AA  4,182,280
              Arizona, Senior Living Facilities Revenue Bonds,
              The Christian Care Project, Series 2000A, 5.625%, 7/01/20
--------------------------------------------------------------------------------------------------------------
             Housing/Single Family - 2.0%

       1,330 Industrial Development Authority of the County of Maricopa,   6/08 at 108.00       Aaa  1,441,733
              Arizona, Single Family Mortgage Revenue Refunding Bonds
              (Mortgage-Backed Securities Program), Series 1998B,
              6.200%, 12/01/30 (Alternative Minimum Tax)

         175 Industrial Development Authority of the City of Phoenix,      6/05 at 102.00       AAA    186,163
              Arizona, Statewide Single Family Mortgage Revenue Bonds,
              Series 1995, 6.150%, 12/01/08 (Alternative Minimum Tax)

         375 Industrial Development Authority of the City of Phoenix,      6/10 at 105.00       AAA    407,978
              Arizona, Single Family Mortgage Revenue Bonds, Series
              2000-1B, 7.350%, 6/01/31 (Alternative Minimum Tax)

         110 Industrial Development Authority of the County of Pima,       5/07 at 102.00       AAA    113,627
              Arizona, Single Family Mortgage Revenue Bonds,
              Series 1997A, 6.250%, 11/01/30 (Alternative Minimum Tax)
--------------------------------------------------------------------------------------------------------------
             Long-Term Care - 1.6%

       1,500 Industrial Development Authority of the County of Cochise,   12/04 at 102.00       AAA  1,660,650
              Arizona, Tax-Exempt Mortgage Revenue Refunding Bonds,
              Series 1994A (GNMA Collateralized - Sierra Vista Care
              Center), 6.750%, 11/20/19
--------------------------------------------------------------------------------------------------------------
             Tax Obligation/General - 11.5%

             Sierra Vista Unified School District No. 68 of Cochise
             County, Arizona, General Obligation Refunding Bonds, Series
             1992:
         250  7.500%, 7/01/09                                                No Opt. Call       AAA    308,960
         300  7.500%, 7/01/10                                                No Opt. Call       AAA    373,692

       1,500 Washington Elementary School District No. 6 of Maricopa         No Opt. Call       AAA  1,663,920
              County, Arizona, General Obligation Bonds, Series 2002A
              Refunding, 5.375%, 7/01/15

         675 Peoria Unified School District No. 11 of Maricopa County,       No Opt. Call       AAA    614,365
              Arizona, Refunding Bonds, Second Series 1992, 0.000%,
              7/01/06

          50 Kyrene Elementary School District No. 28 of Maricopa          1/03 at 100.00       AAA     50,167
              County, Arizona, School Improvement Bonds, Project of
              1990, Series 1993E, 6.000%, 7/01/12

----
9

Portfolio of Investments (Unaudited)
NUVEEN ARIZONA MUNICIPAL BOND FUND (continued)
November 30, 2002

   Principal                                                                         Optional Call               Market
Amount (000) Description                                                               Provisions* Ratings**      Value
-----------------------------------------------------------------------------------------------------------------------
             Tax Obligation/General (continued)

             Glendale Elementary School District No. 40 of Maricopa County,
             Arizona, School Improvement and Refunding Bonds, Series 1995:
    $    500  6.200%, 7/01/09                                                       7/05 at 101.00       AAA $  549,885
         750  6.250%, 7/01/10                                                       7/05 at 101.00       AAA    826,200

         500 Gilbert Unified School District No. 41 of Maricopa County, Arizona,    7/08 at 100.00       AAA    574,395
              School Improvement Bonds, Project of 1993, Series 1995D, 6.250%,
              7/01/15

         135 Alhambra Elementary School District No. 68 of Maricopa County,         7/04 at 102.00       AAA    147,536
              Arizona, General Obligation Bonds, Series 1994A, 6.750%, 7/01/14

         310 Chandler Unified School District No. 80 of Maricopa County, Arizona,     No Opt. Call       AAA    362,601
              School Improvement and Refunding Bonds, Series 1994, 6.250%, 7/01/11

       1,275 Fountain Hills Unified School District No. 98 of Maricopa County,        No Opt. Call       AAA  1,160,875
              Arizona, General Obligation Bonds, Series 1992, 0.000%, 7/01/06

       1,000 Tucson Unified School District No. 1 of Pima County, Arizona, School     No Opt. Call       AAA  1,249,390
              Improvement Bonds, Project of 1989, Series 1992D, 7.500%, 7/01/10

         500 Tanque Verde Unified School District No. 13 of Pima County, Arizona,   7/04 at 102.00       AAA    545,210
              School Improvement and Refunding Bonds, Series 1994, 6.700%, 7/01/10

       1,150 City of Scottsdale, Arizona, General Obligation Bonds, Series 2002       No Opt. Call       AAA  1,230,316
              Refunding, 5.000%, 7/01/16

         180 Tempe Union High School District No. 213 of Maricopa County, Arizona,  7/04 at 101.00       AAA    192,109
              General Obligation Bonds, Series 1994, 6.000%, 7/01/12

       2,000 City of Tucson, Arizona, General Obligation Bonds, Series 2001B,       7/11 at 100.00        AA  2,286,020
              5.750%, 7/01/16
-----------------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited - 9.4%

         680 State of Arizona, Certificates of Participation, Series 2002A,         5/12 at 100.00       AAA    701,468
              4.900%, 11/01/16

         225 Arizona Municipal Financing Program of 1987, Certificates of             No Opt. Call       AAA    288,947
              Participation, Series 11, 8.000%, 8/01/17

         965 Bullhead City, Arizona, Special Assessment Bonds, Series 1993, East    1/03 at 103.00      Baa2    995,233
              Branch Sewer Improvement District, 6.100%, 1/01/13

          80 Eloy Municipal Property Corporation, Arizona, Municipal Facilities     1/03 at 101.00       BBB     80,965
              Revenue Bonds, Series 1992, 7.000%, 7/01/11

         385 City of Flagstaff, Arizona, Junior Lien Street and Highway User          No Opt. Call       AAA    440,663
              Revenue Bonds, Series 1992, 5.900%, 7/01/10

       1,295 Industrial Development Authority of the County of Maricopa, Education  7/10 at 102.00      Baa3  1,299,455
              Revenue Bonds (Arizona Charter Schools Project I), Series 2000A,
              6.625%, 7/01/20

       1,500 Industrial Development Authority of the County of Maricopa, Arizona,   6/07 at 102.00         A  1,571,520
              Education Revenue Bonds, Horizon Community Learning Center Project,
              Series 2000, 6.350%, 6/01/26

       1,115 Maricopa County, Arizona, Stadium District Revenue Refunding Bonds,    6/12 at 100.00       Aaa  1,188,445
              Series 2002, 5.375%, 6/01/17

             City of Peoria, Arizona, Improvement District No. 8801 Improvement
              Bonds (North Valley Power Center):
         425  7.300%, 1/01/12                                                       1/03 at 101.00      BBB+    431,014
         460  7.300%, 1/01/13                                                       1/03 at 101.00      BBB+    466,546

          35 City of Phoenix, Arizona, Junior Lien Street and Highway User Revenue  1/03 at 102.00        A+     35,812
              Refunding Bonds, Series 1992, 6.250%, 7/01/11

       1,450 Puerto Rico Highway and Transportation Authority, Highway Revenue      7/16 at 100.00         A  1,416,491
              Bonds, Series 1996Y, 5.000%, 7/01/36

       1,000 Puerto Rico Public Buildings Authority, Guaranteed Government          7/12 at 100.00        A-  1,003,860
              Facilities Revenue Bonds, Series 2002D Refunding, 5.125%, 7/01/24
-----------------------------------------------------------------------------------------------------------------------
             Transportation - 0.5%

         500 City of Phoenix, Arizona, Airport Revenue Bonds, Series 1994D,         7/04 at 102.00       AAA    538,505
              6.400%, 7/01/12 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------
             U.S. Guaranteed - 21.0%

         300 Arizona Health Facilities Authority, Hospital System Revenue           9/03 at 100.00       AAA    314,028
              Refunding Bonds (Phoenix Baptist Hospital and Medical Center, Inc.
              and Medical Environments, Inc.), Series 1992, 6.250%, 9/01/11

----
10

   Principal                                                                Optional Call               Market
Amount (000) Description                                                      Provisions* Ratings**      Value
--------------------------------------------------------------------------------------------------------------
             U.S. Guaranteed (continued)

    $    200 Arizona Municipal Financing Program, Certificates of            No Opt. Call       AAA $  247,236
              Participation, Series 20, 7.700%, 8/01/10

         300 Hospital District No. One, Maricopa County, Arizona,          6/04 at 101.00       AAA    323,340
              Hospital Facilities Refunding Bonds, Series 1992 B,
              6.250%, 6/01/10 (Pre-refunded to 6/01/04)

       1,000 Hospital District No. One, Maricopa County, Arizona,          6/06 at 101.00   Baa1***  1,140,990
              General Obligation Bonds, Series 1996, 6.500%, 6/01/17
              (Pre-refunded to 6/01/06)

         280 Maricopa County, Arizona, Hospital Revenue Bonds, Series        No Opt. Call       AAA    335,502
              1980 (St. Luke's Hospital Medical Center), 8.750%, 2/01/10

       2,775 Industrial Development Authority of the County of Maricopa,     No Opt. Call       AAA  3,470,859
              Arizona, Samaritan Health Services, Hospital System
              Revenue Refunding Bonds, Series 1990A, 7.000%, 12/01/16

      12,050 Industrial Development Authority of the County of Maricopa,     No Opt. Call       AAA  6,418,071
              Arizona, Single Family Mortgage Revenue Bonds, Series
              1984, 0.000%, 2/01/16

         380 Alhambra Elementary School District No. 68 of Maricopa        7/04 at 102.00       AAA    417,506
              County, Arizona, General Obligation Bonds, Series 1994A,
              6.750%, 7/01/14 (Pre-refunded to 7/01/04)

             City of Phoenix Civic Improvement Corporation, Arizona,
             Junior Lien Wastewater System Revenue Bonds, Series 2000:
       1,290  6.125%, 7/01/14 (Pre-refunded to 7/01/10)                    7/10 at 101.00       AAA  1,517,698
       1,000  6.250%, 7/01/17 (Pre-refunded to 7/01/10)                    7/10 at 101.00       AAA  1,184,760

         540 Salt River Project Agricultural Improvement and Power         1/03 at 100.00       Aaa    542,020
              District, Arizona, Salt River Project Electric System
              Refunding Revenue Bonds, 1993 Series A, 5.500%, 1/01/19
              (Pre-refunded to 1/01/03)

         315 Scottsdale, Arizona, Mountain Community Facilities            7/03 at 102.00    N/R***    330,205
              District, District General Obligation Bonds, Series 1993,
              6.200%, 7/01/17 (Pre-refunded to 7/01/03)

       8,065 Tucson and Pima County Industrial Development Authorities,      No Opt. Call       AAA  4,666,248
              Arizona, Single Family Mortgage Revenue Bonds,
              Series 1983A, 0.000%, 12/01/14

         500 City of Tucson, Arizona, General Obligation Bonds, Series     7/04 at 101.00       AAA    540,580
              1984-G (1994), 6.250%, 7/01/18 (Pre-refunded to 7/01/04)

         850 City of Tucson, Arizona, Certificates of Participation,       7/04 at 100.00     AA***    912,365
              Series 1994, 6.375%, 7/01/09 (Pre-refunded to 7/01/04)
--------------------------------------------------------------------------------------------------------------
             Utilities - 5.5%

       1,000 Arizona Power Authority, Power Resource Revenue Bonds,          No Opt. Call        AA  1,094,470
              Special Obligation Crossover Refunding Series 2001, Hoover
              Uprating Project, 5.250%, 10/01/15

           5 Central Arizona Water Conservation District, Central          5/03 at 100.00       AA-      5,067
              Arizona Project, Contract Revenue Bonds, Series B 1991,
              6.500%, 11/01/11

       2,000 Coconino County, Arizona, Pollution Control Corporation,     10/06 at 102.00        B-  1,733,260
              Pollution Control Revenue Bonds (Nevada Power Company
              Project), Series 1996, 6.375%, 10/01/36 (Alternative
              Minimum Tax)

         500 Industrial Development Authority of the County of Mohave,    11/03 at 101.00       A-2    476,030
              Arizona, Industrial Development Revenue Bonds, 1994 Series
              (Citizen Utilities Company Projects), 6.600%, 5/01/29
              (Alternative Minimum Tax)

         165 Industrial Development Authority of the County of Pima,       1/03 at 102.50       AAA    173,720
              Arizona, Industrial Development Lease Obligation Refunding
              Revenue Bonds, 1988 Series A (Irvington Project), 7.250%,
              7/15/10

             Salt River Project Agricultural Improvement and Power
             District, Arizona, Salt River Project Electric System
             Refunding Revenue Bonds, 1993 Series A:
         500  5.750%, 1/01/10                                                No Opt. Call        AA    563,880
         460  5.500%, 1/01/19                                              1/03 at 100.00        AA    461,007

         500 Salt River Project Agricultural Improvement and Power         1/12 at 101.00        AA    496,620
              District, Arizona, Salt River Project Electric System
              Refunding Revenue Bonds, 2002 Series A, 5.000%, 1/01/31

       1,000 Industrial Development Authority of the County of Yavapai,    6/07 at 101.00       BBB    828,390
              Arizona, Industrial Development Revenue Bonds, 1998 Series
              (Citizens Utilities Company Project), 5.450%, 6/01/33
              (Alternative Minimum Tax)

----
11

Portfolio of Investments (Unaudited)
NUVEEN ARIZONA MUNICIPAL BOND FUND (continued)
November 30, 2002

   Principal                                                               Optional Call                 Market
Amount (000) Description                                                     Provisions* Ratings**        Value
---------------------------------------------------------------------------------------------------------------
             Water and Sewer - 3.9%

             City of Cottonwood, Arizona, Sewer Revenue Refunding Bonds,
             Series 1992:
    $    500  6.900%, 7/01/03                                             1/03 at 101.00      BBB- $    507,104
         100  7.000%, 7/01/06                                             1/03 at 101.00      BBB-      101,418
         100  7.000%, 7/01/07                                             1/03 at 101.00      BBB-      101,418

       2,600 City of Phoenix, Arizona, Civic Improvement Corporation,     7/12 at 100.00       AAA    2,587,389
              Junior Lien Water System Revenue Bonds, Series 2002,
              5.000%, 7/01/26

         800 Sedona, Arizona, Sewer Revenue Refunding Bonds, Series       7/04 at 101.00         A      861,119
              1992, 7.000%, 7/01/12
---------------------------------------------------------------------------------------------------------------
    $110,955 Total Long-Term Investments (cost $100,091,510) - 99.7%                                105,439,862
---------------------------------------------------------------------------------------------------------------
------------
             Other Assets Less Liabilities - 0.3%                                                       327,125
             -------------------------------------------------------------------------------------------------
             Net Assets - 100%                                                                     $105,766,987
             -------------------------------------------------------------------------------------------------

           * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
           ** Ratings: Using the higher of Standard & Poor's or Moody's rating. *** Securities are backed by an escrow or trust containing sufficient
              U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.
          N/R Investment is not rated.





                                See accompanying notes to financial statements.

----
12

Portfolio of Investments (Unaudited)
NUVEEN COLORADO MUNICIPAL BOND FUND
November 30, 2002

   Principal                                            Optional Call               Market
Amount (000) Description                                  Provisions* Ratings**      Value
------------------------------------------------------------------------------------------
             Education and Civic Organizations - 4.9%

     $   500 Colorado Educational and Cultural        12/10 at 100.00        AA $  558,920
              Facilities Authority, School Revenue
              Bonds (Ave Maria School Project),
              Series 2000, 6.125%, 12/01/25

       1,500 Hyland Hills Park and Recreation         12/06 at 101.00       N/R  1,613,265
              District, Adams County, Colorado,
              Special Revenue Refunding and
              Improvement Bonds, Series 1996A,
              6.750%, 12/15/15
------------------------------------------------------------------------------------------
             Healthcare - 15.0%

       1,000 Aspen Valley Hospital District, Pitkin    4/10 at 100.00       N/R  1,057,100
              County, Colorado, Revenue Bonds,
              Series 2000, 6.800%, 10/15/24

       1,000 Colorado Health Facilities Authority,     9/09 at 101.00       N/R    940,790
              Revenue Bonds (Steamboat Springs
              Health Care Association Project),
              Series 1999, 5.700%, 9/15/23

         500 Colorado Health Facilities Authority,    11/11 at 101.00        A-    537,180
              Hospital Revenue Bonds, PorterCare
              Adventist Health System Project,
              Series 2001, 6.500%, 11/15/23

       1,000 Colorado Health Facilities Authority,     1/12 at 100.00       BBB    977,960
              Revenue Bonds, Vail Valley Medical
              Center Project, Series 2001, 5.800%,
              1/15/27

       1,750 City of Colorado Springs, Colorado,      12/10 at 101.00        A-  1,830,640
              Hospital Revenue Bonds, Series 2000,
              6.375%, 12/15/30

       1,000 Denver Health and Hospital Authority,    12/11 at 100.00      BBB+  1,051,110
              Colorado, Healthcare Revenue Bonds,
              Series 2001A, 6.250%, 12/01/16

         250 University of Colorado Hospital          11/11 at 100.00        A3    248,238
              Authority, Hospital Revenue Bonds,
              Series 2001A, 5.600%, 11/15/25
------------------------------------------------------------------------------------------
             Housing/Multifamily - 9.1%

       1,265 Boulder County, Colorado, Multifamily     6/09 at 100.00       N/R  1,170,277
              Housing Refunding and Improvement
              Revenue Bonds (Thistle Community
              Housing Project), Series 1999, 6.375%,
              6/01/29

         460 Colorado Housing and Finance Authority,   4/05 at 102.00       AA+    477,259
              Multifamily Housing Insured Mortgage
              Revenue Bonds, 1995 Series A, 6.650%,
              10/01/28 (Alternative Minimum Tax)

       1,300 City of Englewood, Colorado,             12/06 at 102.00      BBB+  1,330,264
              Multifamily Housing Revenue Refunding
              Bonds (Marks Apartments Project),
              Series 1996, 6.650%, 12/01/26

       1,000 City of Lakewood, Colorado, Multifamily  10/05 at 102.00       AAA  1,043,440
              Housing Mortgage Revenue Bonds
              (FHA-Insured Mortgage Loan - The
              Heights by Marston Lake Project),
              Series 1995, 6.650%, 10/01/25
              (Alternative Minimum Tax)
------------------------------------------------------------------------------------------
             Housing/Single Family - 5.6%

         695 Colorado Housing and Finance Authority,  10/09 at 105.00       Aa2    741,739
              Single Family Program Bonds, 1999
              Series C-3, Senior Bonds, 6.750%,
              10/01/21

         880 Colorado Housing and Finance Authority,  10/09 at 105.00       Aa2    946,000
              Single Family Program Bonds, 2000
              Series A-2, Senior Bonds, 7.450%,
              10/01/16 (Alternative Minimum Tax)

         650 Colorado Housing and Finance Authority,   4/10 at 105.00        AA    698,139
              Single Family Program Bonds, 2000
              Series C-3, Senior Bonds, 7.150%,
              10/01/30

         105 Pueblo County, Colorado, Single Family   11/04 at 102.00       AAA    109,055
              Mortgage Revenue Refunding Bonds (GNMA
              and FNMA Mortgage-Backed Securities
              Program), Series 1994A, 7.050%,
              11/01/27
------------------------------------------------------------------------------------------
             Long-Term Care - 6.6%

       1,000 Colorado Health Facilities Authority,     1/07 at 101.00       N/R    999,910
              First Mortgage Revenue Bonds
              (Christian Living Campus - Johnson
              Center Nursing Facility Refunding
              Project), Series 1997A, 7.050%, 1/01/19

       1,000 Colorado Health Facilities Authority,    12/12 at 100.00        AA  1,001,900
              Revenue Bonds, Covenant Retirement
              Communities Inc., Series 2002A,
              5.500%, 12/01/33

         750 Colorado Health Facilities Authority,     9/09 at 102.00      Baa3    638,895
              Health Facilities Revenue Bonds
              (National Benevolent
              Association - Village at Skyline
              Project), Series 1999A, 6.375%, 9/01/29

         300 Colorado Health Facilities Authority,     3/10 at 101.00      Baa3    280,014
              Health Facilities Revenue Bonds
              (National Benevolent
              Association - Village at Skyline
              Project), Series 2000C, 7.000%, 3/01/24
------------------------------------------------------------------------------------------
             Tax Obligation/General - 10.1%

       1,000 Central Platte Valley Metropolitan          No Opt. Call       A-1  1,050,410
              District, Colorado, General Obligation
              Bonds, Series 2001A Refunding, 5.000%,
              12/01/31 (Mandatory put 12/01/09)

----
13

Portfolio of Investments (Unaudited)
NUVEEN COLORADO MUNICIPAL BOND FUND (continued)
November 30, 2002

   Principal                                            Optional Call               Market
Amount (000) Description                                  Provisions* Ratings**      Value
------------------------------------------------------------------------------------------
             Tax Obligation/General (continued)

     $   450 Cherry Creek Vista Park and Recreation    4/03 at 100.00       N/R $  453,897
              District, Colorado, General Obligation
              Refunding and Improvement Bonds,
              Series 1992B, 6.875%, 10/01/11

         500 El Paso County School District No. 38,      No Opt. Call       Aa3    575,275
              Lewis Palmer, Colorado, General
              Obligation Bonds, Series 2001
              Refunding, 6.000%, 12/01/21

       1,000 El Paso County School District No. 49,   12/11 at 100.00       AAA  1,078,360
              Falcon, Colorado, General Obligation
              Bonds, Series 2001, 5.500%, 12/01/17

         250 Pitkin County, Colorado, General         12/04 at 102.00        A1    276,958
              Obligation Open Space Refunding and
              Improvement Bonds, Series 1994,
              6.875%, 12/01/24

       1,000 Commonwealth of Puerto Rico, Public         No Opt. Call        A-  1,052,570
              Improvement General Obligation Bonds
              of 2002, Series A, 5.500%, 7/01/29
------------------------------------------------------------------------------------------
             Tax Obligation/Limited - 19.3%

       1,000 State of Colorado, Department of          6/12 at 101.00        AA  1,075,010
              Transportation Revenue Anticipation
              Bonds, Series 2002, 5.375%, 6/15/17

       1,000 State of Colorado, Department of            No Opt. Call       AAA  1,116,200
              Transportation Revenue Anticipation
              Bonds, Series 2002B, 5.500%, 6/15/16

       1,250 Colorado Educational and Cultural         9/11 at 100.00      Baa3  1,293,275
              Facilities Authority, Charter School
              Revenue Bonds, Bromley East Charter
              School Project, Series 2000A, 7.250%,
              9/15/30

       1,000 Colorado Educational and Cultural        12/10 at 101.00       BBB  1,068,120
              Facilities Authority, Charter School
              Revenue Bonds, Academy Charter School
              Project, Douglas County School
              District Re. 1, Series 2000, 6.875%,
              12/15/20

       1,000 City of Lakewood, Colorado,              12/10 at 100.00       AAA  1,056,840
              Certificates of Participation, Series
              2000, Lakewood Public Building
              Authority, 5.400%, 12/01/18

       1,000 Larimer County, Colorado, Sales and Use  12/12 at 100.00       AAA  1,077,980
              Tax Revenue Bonds, Fairgrounds and
              Events Center Project, Series 2002,
              5.500%, 12/15/18

       1,000 Puerto Rico Highway and Transportation    7/12 at 100.00       AAA  1,004,870
              Authority, Transportation Revenue
              Bonds, Series D, 5.000%, 7/01/32

         750 City of Woodland Park, Colorado,         12/03 at 101.00        AA    787,283
              Limited Sales Tax Refunding Bonds,
              Series 1994B, 6.400%, 12/01/12
------------------------------------------------------------------------------------------
             Transportation - 10.3%

         500 City and County of Denver, Colorado,      4/03 at 102.00      CCC-    197,500
              Special Facilities Airport Revenue
              Bonds (United Air Lines, Inc.
              Project), Series 1992A, 6.875%,
              10/01/32 (Alternative Minimum Tax)#

       3,500 E-470 Public Highway Authority,            9/10 at 79.90       AAA  1,947,435
              Colorado, Senior Revenue Bonds, 2000
              Series B, 0.000%, 9/01/14

         900 Eagle County Air Terminal Corporation,    5/06 at 101.00       N/R    872,046
              Colorado, Airport Terminal Project
              Revenue Bonds, Series 1996,
              7.500%, 5/01/21 (Alternative Minimum
              Tax)

         500 Eagle County Air Terminal Corporation,    5/11 at 101.00       N/R    462,805
              Colorado, Airport Terminal Revenue
              Bonds, Series 2001, 7.000%, 5/01/21

       1,000 Northwest Parkway Public Highway          6/11 at 102.00       AAA  1,100,070
              Authority, Colorado, Revenue Bonds,
              Senior Series 2001A, 5.500%, 6/15/15
------------------------------------------------------------------------------------------
             U.S. Guaranteed - 14.9%

       4,000 Arapahoe County, Colorado, Single           No Opt. Call       AAA  2,922,080
              Family Mortgage Revenue Bonds, Series
              1984A, 0.000%, 9/01/10

         165 Children's Trust Fund, Puerto Rico,       7/10 at 100.00       AAA    181,703
              Tobacco Settlement Asset-Backed Bonds,
              Series 2000, 5.750%, 7/01/20
              (Pre-refunded to 7/01/10)

       1,000 State of Colorado, Department of          6/10 at 100.50       AAA  1,162,210
              Transportation Revenue Anticipation
              Bonds, Series 2000, 6.000%, 6/15/15
              (Pre-refunded to 6/15/10)

         900 City of Colorado Springs, Colorado,         No Opt. Call       AAA  1,106,442
              Utilities System Revenue Bonds, Series
              1978B, 6.600%, 11/15/18

       1,000 Puerto Rico Highway and Transportation    7/10 at 101.00      A***  1,208,679
              Authority, Transportation Revenue
              Bonds, Series B, 6.500%, 7/01/27
              (Pre-refunded to 7/01/10)

----
14

   Principal                                           Optional Call                Market
Amount (000) Description                                 Provisions* Ratings**       Value
------------------------------------------------------------------------------------------
             Utilities - 2.4%

     $ 1,000 Platte River Power Authority, Colorado,  6/12 at 100.00       AA- $ 1,067,459
              Power Revenue Bonds, Series EE
              Refunding, 5.375%, 6/01/17
------------------------------------------------------------------------------------------
     $44,570 Total Long-Term Investments (cost                                  43,447,572
              $41,742,785) - 98.2%
------------------------------------------------------------------------------------------
------------
             Other Assets Less Liabilities - 1.8%                                  813,353

             ----------------------------------------------------------------------------
             Net Assets - 100%                                                 $44,260,925

             ----------------------------------------------------------------------------

           * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
           ** Ratings: Using the higher of Standard & Poor's or Moody's rating. *** Securities are backed by an escrow or trust containing sufficient
              U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.
           # On December 9, 2002, UAL Corporation, the holding company of United Air Lines, Inc., filed for federal bankruptcy protection. The Adviser believes United will remain current on their interest payment obligations with respect to these bonds, which relate to essential operating facilities.
          N/R Investment is not rated.



                                See accompanying notes to financial statements.

----
15

Portfolio of Investments (Unaudited)
NUVEEN NEW MEXICO MUNICIPAL BOND FUND
November 30, 2002



   Principal                                                                Optional Call               Market
Amount (000) Description                                                      Provisions* Ratings**      Value
--------------------------------------------------------------------------------------------------------------
             Education and Civic Organizations - 11.5%

     $ 1,500 New Mexico Educational Assistance Foundation, Education       9/11 at 100.00        A2 $1,502,685
              Loan Bonds, First Subordinate Series 2001B-1, 5.900%,
              9/01/31

         555 New Mexico Educational Assistance Foundation, Student Loan      No Opt. Call       Aaa    557,037
              Revenue Bonds, Senior 1995 Series IV-A1, 6.500%, 3/01/04
              (Alternative Minimum Tax)

       1,000 Puerto Rico Industrial, Tourist, Educational, Medical and    12/12 at 101.00       BBB    993,540
              Environmental Control Facilities Financing Authority,
              Higher Education Revenue Bonds, Series 2002, Ana G. Mendez
              University System Project Refunding, 5.500%, 12/01/31

             City of Santa Fe, New Mexico, Educational Facilities
             Revenue Improvement and Refunding Revenue Bonds (College of
             Santa Fe Project), Series 1997:
         500  6.000%, 10/01/13                                            10/07 at 100.00      BBB-    519,800
         500  5.875%, 10/01/21                                            10/07 at 100.00      BBB-    502,770

       2,000 Regents of the University of New Mexico, System Revenue         No Opt. Call        AA  2,309,300
              Bonds, Series 1992A Refunding, 6.000%, 6/01/21
--------------------------------------------------------------------------------------------------------------
             Healthcare - 7.1%

       1,000 New Mexico Hospital Equipment Loan Council, Hospital          6/08 at 101.00      Baa3    832,640
              Revenue Bonds, Series 1998 (Memorial Medical Center Inc.
              Project), 5.500%, 6/01/28

             New Mexico Hospital Equipment Loan Council, Hospital
             Revenue Bonds, Presbyterian Healthcare Services, Series
             2001A:
       2,000  5.750%, 8/01/15                                              8/11 at 101.00        A+  2,124,020
       1,000  5.500%, 8/01/30                                              8/11 at 101.00        A+    986,620
--------------------------------------------------------------------------------------------------------------
             Housing/Multifamily - 6.1%

       1,915 Bernalillo County, New Mexico, Multifamily Housing            6/09 at 101.00       N/R  1,765,266
              Refunding and Improvement Revenue Bonds, Series 1999 (El
              Centro Senior Housing Complex), 5.850%, 6/15/29

         600 Bernalillo County, New Mexico, Multifamily Housing Revenue    6/11 at 100.00       Aaa    606,888
              Bonds, Vista Montana Apartments Project, Series 2001A,
              5.400%, 12/01/31

       1,000 Las Cruces, New Mexico, Housing Development Corporation,      4/03 at 102.00        A2  1,019,410
              Multifamily Mortgage Revenue Refunding Bonds, Series
              1993A, 6.400%, 10/01/19
--------------------------------------------------------------------------------------------------------------
             Housing/Single Family - 19.9%

       1,540 New Mexico Mortgage Finance Authority, Single Family          7/06 at 102.00       AAA  1,588,864
              Mortgage Program Bonds, 1996 Series D-1, 6.250%, 7/01/22

       1,270 New Mexico Mortgage Finance Authority, Single Family          7/07 at 102.00       AAA  1,306,500
              Mortgage Program Bonds, 1996 Series G-2, 6.200%, 7/01/28
              (Alternative Minimum Tax)

         845 New Mexico Mortgage Finance Authority, Single Family          7/07 at 102.00       AAA    880,186
              Mortgage Program Bonds, 1996 Series B-2, 6.300%, 7/01/28
              (Alternative Minimum Tax)

       1,245 New Mexico Mortgage Finance Authority, Single Family          7/05 at 102.00       AAA  1,298,759
              Mortgage Program Bonds, 1995 Series A, 6.650%, 7/01/26
              (Alternative Minimum Tax)

         120 New Mexico Mortgage Finance Authority, Single Family          1/03 at 102.00       AAA    122,004
              Mortgage Purchase Refunding Senior Bonds, 1992 Series A2,
              6.900%, 7/01/24

       1,945 New Mexico Mortgage Finance Authority, Single Family         11/09 at 101.50       AAA  2,179,723
              Mortgage Program Bonds, 2000 Series B, 7.000%, 9/01/31
              (Alternative Minimum Tax)

       2,265 New Mexico Mortgage Finance Authority, Single Family          1/10 at 102.50       AAA  2,579,427
              Mortgage Program Bonds, 2000 Series C-2, 6.950%, 9/01/31
              (Alternative Minimum Tax)

       1,060 New Mexico Mortgage Finance Authority, General Revenue        9/09 at 100.00        A+  1,106,152
              Office Building Bonds, Series 2000, 6.000%, 9/01/26
--------------------------------------------------------------------------------------------------------------
             Long-Term Care - 0.9%

         500 Las Cruces, New Mexico, Health Facilities Revenue Refunding  12/02 at 102.00       AAA    511,660
              Bonds, Series 1992 (Evangelical Lutheran Good Samaritan
              Society Project), 6.450%, 12/01/17

          10 City of Socorro, New Mexico, Health Facilities Refunding      5/04 at 102.00       AAA     10,769
              Revenue Bonds (Evangelical Lutheran Good Samaritan Society
              Project), Series 1994, 6.000%, 5/01/08

----
16

   Principal                                                                Optional Call               Market
Amount (000) Description                                                      Provisions* Ratings**      Value
--------------------------------------------------------------------------------------------------------------
             Tax Obligation/General - 5.8%

             Grants/Cibola County School District 1, Cibola County, New
             Mexico, General Obligation School Building Bonds, Series
             1994:
     $   480  6.250%, 5/01/08                                              5/04 at 100.00      Baa2 $  505,402
         510  6.250%, 5/01/09                                              5/04 at 100.00      Baa2    535,485

       1,500 Commonwealth of Puerto Rico, Public Improvement General         No Opt. Call       AAA  1,673,010
              Obligation Bonds, Series 2002A, 5.500%, 7/01/19

         500 Commonwealth of Puerto Rico, Public Improvement General         No Opt. Call        A-    526,285
              Obligation Bond, 2001 Series A, 5.500%, 7/01/29
--------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited - 27.8%

       1,880 City of Albuquerque, New Mexico, Gross Receipts/Lodgers Tax     No Opt. Call       AAA  1,306,750
              Refunding and Improvement Revenue Bonds, Series 1991B,
              0.000%, 7/01/11

       2,000 Bernalillo County, New Mexico, Gross Receipts Tax Revenue    10/09 at 100.00        AA  2,032,580
              Bonds, Series 1999, 5.250%, 10/01/26

         250 Las Cruces, New Mexico, Gross Receipts Tax Revenue           12/02 at 101.00         A    253,403
              Refunding Bonds, Series 1992, 6.250%, 12/01/05

       1,510 Lincoln County, New Mexico, Gross Receipts Tax Revenue        6/12 at 100.00       Aaa  1,526,988
              Bonds, Series 2002 Refunding, 5.125%, 6/01/30

       1,365 New Mexico Finance Authority, Court Facilities Fee Revenue    6/11 at 100.00       AAA  1,402,701
              Bonds, Series 2002, 5.000%, 6/15/17

       2,130 Puerto Rico Highway and Transportation Authority, Highway     7/16 at 100.00         A  2,230,792
              Revenue Bonds, Series 1996Y, 5.500%, 7/01/36

       1,000 Puerto Rico Public Finance Corporation, Commonwealth          2/12 at 100.00      BBB+  1,036,720
              Appropriation Bonds, 2002 Series E, 5.500%, 8/01/29

       1,000 San Juan County, New Mexico, Gross Receipts Tax Revenue       9/11 at 101.00       AAA  1,003,210
              Bonds, Subordinate Series 2001A, 5.125%, 9/15/26

       4,000 Santa Fe County, New Mexico, Correctional System Revenue        No Opt. Call       AAA  4,602,800
              Bonds, Series 1997, 6.000%, 2/01/27
--------------------------------------------------------------------------------------------------------------
             Transportation - 0.8%

       1,000 Puerto Rico Ports Authority, Special Facilities Revenue       6/06 at 102.00       BB-    440,110
              Bonds, 1996 Series A (American Airlines, Inc. Project),
              6.250%, 6/01/26 (Alternative Minimum Tax)
--------------------------------------------------------------------------------------------------------------
             U.S. Guaranteed - 6.5%

       1,870 City of Albuquerque, New Mexico, Gross Receipts/Lodgers Tax     No Opt. Call       AAA  1,300,903
              Refunding and Improvement Revenue Bonds, Series 1991B,
              0.000%, 7/01/11

          90 Las Cruces, New Mexico, Joint Utility Refunding and           1/03 at 102.00     A1***     92,298
              Improvement Revenue Bonds, Series 1992, 6.250%, 7/01/12

       1,000 Puerto Rico Highway and Transportation Authority,             7/10 at 101.00      A***  1,208,680
              Transportation Revenue Bonds, Series B, 6.500%, 7/01/27
              (Pre-refunded to 7/01/10)

         500 County of Sandoval, New Mexico, Gross Receipts Tax Revenue   11/05 at 101.00    N/R***    575,760
              Bonds, Subordinate Series 1994, 7.150%, 11/01/10
              (Pre-refunded to 11/01/05)

         327 Santa Fe County, New Mexico, Office and Training Facilities     No Opt. Call       Aaa    413,805
              Project Revenue Bonds, Series 1990, 9.000%, 7/01/07
--------------------------------------------------------------------------------------------------------------
             Utilities - 9.3%

         875 City of Farmington, New Mexico, Pollution Control Revenue    12/02 at 102.00       AAA    895,318
              Refunding Bonds, 1992 Series A (Public Service Company of
              New Mexico, San Juan and Four Corners Projects), 6.375%,
              12/15/22

       1,500 City of Farmington, New Mexico, Pollution Control Revenue    10/09 at 102.00      BBB-  1,543,800
              Bonds, 1999 Series A (Public Service Company of New
              Mexico), 6.600%, 10/01/29 (Alternative Minimum Tax)

       1,000 City of Las Cruces, New Mexico, South Central Solid Waste     6/05 at 100.00        A3  1,026,700
              Authority, Environmental Services Gross Receipts
              Tax/Project Revenue Bonds, Series 1995, 6.000%, 6/01/16

       1,000 Incorporated County of Los Alamos, New Mexico, Utility        7/04 at 102.00       AAA  1,073,310
              System Revenue Bonds, Series 1994A, 6.000%, 7/01/15

----
17

Portfolio of Investments (Unaudited)
NUVEEN NEW MEXICO MUNICIPAL BOND FUND (continued)
November 30, 2002

   Principal                                                               Optional Call                Market
Amount (000) Description                                                     Provisions* Ratings**       Value
--------------------------------------------------------------------------------------------------------------
             Utilities (continued)

     $   135 Puerto Rico Electric Power Authority, Power Revenue Bonds,   7/10 at 101.00       AAA $   138,703
              Series HH, 5.250%, 7/01/29

         500 Puerto Rico Electric Power Authority, Power Revenue Bonds,   7/12 at 101.00       AAA     509,474
              2002 Series II, 5.125%, 7/01/26
--------------------------------------------------------------------------------------------------------------
             Water and Sewer - 1.6%

       1,000 City of Albuquerque, New Mexico, Joint Water and Sewer         No Opt. Call       AAA     867,169
              System Revenue Bonds, Series 1990A, 0.000%, 7/01/07
--------------------------------------------------------------------------------------------------------------

     $53,292 Total Long-Term Investments (cost $51,727,725) - 97.3%                                 54,026,176
--------------------------------------------------------------------------------------------------------------
------------
             Other Assets Less Liabilities - 2.7%                                                    1,522,214

             ------------------------------------------------------------------------------------------------
             Net Assets  - 100%                                                                    $55,548,390

             ------------------------------------------------------------------------------------------------

           * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
           ** Ratings: Using the higher of Standard & Poor's or Moody's rating. *** Securities are backed by an escrow or trust containing sufficient
              U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.
          N/R Investment is not rated.



                                See accompanying notes to financial statements.

----
18

Statement of Assets and Liabilities (Unaudited)
November 30, 2002


                                                                Arizona     Colorado   New Mexico
-------------------------------------------------------------------------------------------------
Assets
Investments in municipal securities, at market value       $105,439,862 $43,447,572  $54,026,176
Cash                                                                 --     117,833      180,496
Receivables:
  Interest                                                    1,753,072     799,561    1,027,982
  Investments sold                                              160,000      76,400      535,753
  Shares sold                                                    31,015     123,794       76,994
Other assets                                                        743          35           45
-------------------------------------------------------------------------------------------------
    Total assets                                            107,384,692  44,565,195   55,847,446
-------------------------------------------------------------------------------------------------
Liabilities
Cash overdraft                                                  924,571          --           --
Payable for shares redeemed                                     134,761      63,012        2,875
Accrued expenses:
  Management fees                                                48,437      20,109       25,201
  12b-1 distribution and service fees                            22,392      13,439       13,817
  Other                                                          76,017      37,370       49,227
Dividends payable                                               411,527     170,340      207,936
-------------------------------------------------------------------------------------------------
    Total liabilities                                         1,617,705     304,270      299,056
-------------------------------------------------------------------------------------------------
Net assets                                                 $105,766,987 $44,260,925  $55,548,390
-------------------------------------------------------------------------------------------------
Class A Shares
Net assets                                                 $ 72,560,213 $31,791,375  $46,156,662
Shares outstanding                                            6,612,835   3,133,519    4,486,718
Net asset value and redemption price per share             $      10.97 $     10.15  $     10.29
Offering price per share (net asset value per share plus
 maximum sales charge of 4.20% of offering price)          $      11.45 $     10.59  $     10.74
-------------------------------------------------------------------------------------------------
Class B Shares
Net assets                                                 $  6,282,284 $ 6,052,416  $ 5,003,261
Shares outstanding                                              573,459     596,013      486,332
Net asset value, offering and redemption price per share   $      10.96 $     10.15  $     10.29
-------------------------------------------------------------------------------------------------
Class C Shares
Net assets                                                 $  8,569,502 $ 5,575,286  $ 3,746,413
Shares outstanding                                              782,007     550,088      364,094
Net asset value, offering and redemption price per share   $      10.96 $     10.14  $     10.29
-------------------------------------------------------------------------------------------------
Class R Shares
Net assets                                                 $ 18,354,988 $   841,848  $   642,054
Shares outstanding                                            1,674,931      82,955       62,212
Net asset value, offering and redemption price per share   $      10.96 $     10.15  $     10.32
-------------------------------------------------------------------------------------------------

Net Assets Consist of:
-------------------------------------------------------------------------------------------------
Capital paid-in                                            $100,345,298 $43,760,919  $54,748,361
Undistributed (Over-distribution of) net investment income       27,749     (17,016)         958
Accumulated net realized gain (loss) from investments            45,588  (1,187,765)  (1,499,380)
Net unrealized appreciation of investments                    5,348,352   1,704,787    2,298,451
-------------------------------------------------------------------------------------------------
Net assets                                                 $105,766,987 $44,260,925  $55,548,390
-------------------------------------------------------------------------------------------------



                                See accompanying notes to financial statements.

----
19

Statement of Operations (Unaudited)
Six Months Ended November 30, 2002

                                                                        Arizona    Colorado  New Mexico
-------------------------------------------------------------------------------------------------------
Investment Income                                                   $2,918,500  $1,286,545  $1,529,994
-------------------------------------------------------------------------------------------------------
Expenses
Management fees                                                        290,106     124,685     153,795
12b-1 service fees - Class A                                            72,702      33,048      46,808
12b-1 distribution and service fees - Class B                           29,607      29,802      23,046
12b-1 distribution and service fees - Class C                           30,537      19,364      13,589
Shareholders' servicing agent fees and expenses                         41,090      17,094      21,681
Custodian's fees and expenses                                           26,273      18,782      21,246
Trustees' fees and expenses                                              1,504         551         703
Professional fees                                                        6,516       5,403       5,059
Shareholders' reports - printing and mailing expenses                   17,019       7,622       8,775
Federal and state registration fees                                      5,014       1,254       3,259
Other expenses                                                           2,907       1,986       2,150
-------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit                             523,275     259,591     300,111
  Custodian fee credit                                                  (4,140)     (2,271)     (4,376)
-------------------------------------------------------------------------------------------------------
Net expenses                                                           519,135     257,320     295,735
-------------------------------------------------------------------------------------------------------
Net investment income                                                2,399,365   1,029,225   1,234,259
-------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) from Investments
Net realized gain (loss) from investments                             (160,483)   (106,747)     46,818
Net change in unrealized appreciation (depreciation) of investments    679,566      75,880      60,751
-------------------------------------------------------------------------------------------------------
Net gain (loss) from investments                                       519,083     (30,867)    107,569
-------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                          $2,918,448  $  998,358  $1,341,828
-------------------------------------------------------------------------------------------------------




                                See accompanying notes to financial statements.

----
20

Statement of Changes in Net Assets (Unaudited)

                                                     Arizona                        Colorado
                                         ------------------------------  -----------------------------
                                         Six Months Ended     Year Ended Six Months Ended    Year Ended
                                                 11/30/02        5/31/02         11/30/02       5/31/02
--------------------------------------------------------------------------------------------------------
Operations
Net investment income                        $  2,399,365  $  4,938,733       $ 1,029,225  $ 2,103,396
Net realized gain (loss) from
 investments                                     (160,483)      371,141          (106,747)    (236,265)
Net change in unrealized appreciation
 (depreciation) of investments                    679,566       684,193            75,880      755,856
--------------------------------------------------------------------------------------------------------
Net increase in net assets from
 operations                                     2,918,448     5,994,067           998,358    2,622,987
--------------------------------------------------------------------------------------------------------
Distributions to Shareholders
From and in excess of net investment
 income:
 Class A                                       (1,729,399)   (3,439,970)         (806,129)  (1,660,014)
 Class B                                         (125,759)     (223,976)         (130,108)    (254,754)
 Class C                                         (171,058)     (274,933)         (109,918)    (148,520)
 Class R                                         (458,106)     (996,729)          (21,491)     (41,703)
From accumulated net realized gains
 from investments:
 Class A                                               --      (287,782)               --           --
 Class B                                               --       (22,843)               --           --
 Class C                                               --       (26,247)               --           --
 Class R                                               --       (83,066)               --           --
--------------------------------------------------------------------------------------------------------
Decrease in net assets from
 distributions to shareholders                 (2,484,322)   (5,355,546)       (1,067,646)  (2,104,991)
--------------------------------------------------------------------------------------------------------
Fund Share Transactions
Net proceeds from sale of shares               10,175,129    13,251,101         3,770,492    6,191,447
Net proceeds from shares issued to
 shareholders due to reinvestment of
 distributions                                  1,004,141     2,263,946           417,951      801,988
--------------------------------------------------------------------------------------------------------
                                               11,179,270    15,515,047         4,188,443    6,993,435
Cost of shares redeemed                        (6,361,002)  (15,924,227)       (3,393,589)  (4,940,462)
--------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
 from Fund share transactions                   4,818,268      (409,180)          794,854    2,052,973
--------------------------------------------------------------------------------------------------------
Net increase in net assets                      5,252,394       229,341           725,566    2,570,969
Net assets at the beginning of period         100,514,593   100,285,252        43,535,359   40,964,390
--------------------------------------------------------------------------------------------------------
Net assets at the end of period              $105,766,987  $100,514,593       $44,260,925  $43,535,359
--------------------------------------------------------------------------------------------------------
Undistributed (Over-distribution of)
 net investment income at the end of
 period                                      $     27,749  $    108,320       $   (17,016) $    20,013
--------------------------------------------------------------------------------------------------------

                                                   New Mexico
                                         -----------------------------
                                         Six Months Ended    Year Ended
                                                 11/30/02       5/31/02
-----------------------------------------------------------------------
Operations
Net investment income                         $ 1,234,259  $ 2,532,313
Net realized gain (loss) from
 investments                                       46,818     (205,682)
Net change in unrealized appreciation
 (depreciation) of investments                     60,751      357,769
-----------------------------------------------------------------------
Net increase in net assets from
 operations                                     1,341,828    2,684,400
-----------------------------------------------------------------------
Distributions to Shareholders
From and in excess of net investment
 income:
 Class A                                       (1,085,959)  (2,188,152)
 Class B                                          (94,091)    (166,639)
 Class C                                          (73,694)    (119,579)
 Class R                                          (15,361)     (26,194)
From accumulated net realized gains
 from investments:
 Class A                                               --           --
 Class B                                               --           --
 Class C                                               --           --
 Class R                                               --           --
-----------------------------------------------------------------------
Decrease in net assets from
 distributions to shareholders                 (1,269,105)  (2,500,564)
-----------------------------------------------------------------------
Fund Share Transactions
Net proceeds from sale of shares                3,348,951    7,204,171
Net proceeds from shares issued to
 shareholders due to reinvestment of
 distributions                                    524,538      989,004
-----------------------------------------------------------------------
                                                3,873,489    8,193,175
Cost of shares redeemed                        (2,606,576)  (6,835,243)
-----------------------------------------------------------------------
Net increase (decrease) in net assets
 from Fund share transactions                   1,266,913    1,357,932
-----------------------------------------------------------------------
Net increase in net assets                      1,339,636    1,541,768
Net assets at the beginning of period          54,208,754   52,666,986
-----------------------------------------------------------------------
Net assets at the end of period               $55,548,390  $54,208,754
-----------------------------------------------------------------------
Undistributed (Over-distribution of)
 net investment income at the end of
 period                                       $       958  $    22,410
-----------------------------------------------------------------------


                                See accompanying notes to financial statements.

----
21

Notes to Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

The Nuveen Multistate Trust I (the "Trust") is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust comprises the Nuveen Arizona Municipal Bond Fund ("Arizona"), Nuveen Colorado Municipal Bond Fund ("Colorado") and Nuveen New Mexico Municipal Bond Fund ("New Mexico") (collectively, the "Funds"), among others. The Trust was organized as a Massachusetts business trust on July 1, 1996. The Funds were organized as series of predecessor trusts or corporations prior to that date.

The Funds seek to provide high tax-free income and preservation of capital through investments in diversified portfolios of quality municipal bonds.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Securities Valuation
The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. If it is determined that market prices for a security are unavailable or inappropriate, the Board of Trustees of the Funds or its designee may establish a fair value for the security. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At November 30, 2002, there were no such outstanding purchase commitments in any of the Funds.

Investment Income
Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis.

Dividends and Distributions to Shareholders
Tax-exempt net investment income is declared monthly as a dividend. Generally, payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income to its shareholders. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds.

Flexible Sales Charge Program
Each Fund offers Class A, B, C and R Shares. Class A Shares are sold with a sales charge and incur an annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available only under limited circumstances.


----
22

Derivative Financial Instruments
The Funds may invest in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the six months ended November 30, 2002.

Expense Allocation
Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fund Shares

Transactions in Fund shares were as follows:

                                                                         Arizona
                                                     -----------------------------------------------
                                                        Six Months Ended           Year Ended
                                                            11/30/02                 5/31/02
                                                     ---------------------  ------------------------
                                                        Shares       Amount      Shares        Amount
-----------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                             614,127  $ 6,896,948     562,460  $  6,174,513
  Class B                                              92,751    1,036,501     261,542     2,872,150
  Class C                                             129,971    1,448,008     245,482     2,697,687
  Class R                                              71,523      793,672     136,624     1,506,751
Shares issued to shareholders due to reinvestment of
 distributions:
  Class A                                              55,520      616,796     124,737     1,372,224
  Class B                                               2,927       32,478       6,531        71,741
  Class C                                               6,132       68,041      13,082       143,601
  Class R                                              25,852      286,826      61,526       676,380
-----------------------------------------------------------------------------------------------------
                                                      998,803   11,179,270   1,411,984    15,515,047
-----------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                            (414,636)  (4,613,891)   (845,645)   (9,309,118)
  Class B                                             (69,560)    (766,133)   (131,425)   (1,442,894)
  Class C                                             (38,162)    (421,202)   (110,843)   (1,217,197)
  Class R                                             (50,490)    (559,776)   (359,793)   (3,955,018)
-----------------------------------------------------------------------------------------------------
                                                     (572,848)  (6,361,002) (1,447,706)  (15,924,227)
-----------------------------------------------------------------------------------------------------
Net increase (decrease)                               425,955  $ 4,818,268     (35,722) $   (409,180)
-----------------------------------------------------------------------------------------------------


----
23

                                                                       Colorado
                                                      --------------------------------------------
                                                        Six Months Ended          Year Ended
                                                            11/30/02               5/31/02
                                                      ---------------------  ---------------------
                                                       Shares       Amount    Shares       Amount
--------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                             174,809  $ 1,808,498   312,890  $ 3,181,379
  Class B                                              25,738      264,901   138,017    1,407,148
  Class C                                             165,029    1,692,019   153,767    1,558,828
  Class R                                                 488        5,074     4,215       44,092
Shares issued to shareholders due to reinvestment of
 distributions:
  Class A                                              29,327      301,603    57,314      583,785
  Class B                                               5,415       55,729    11,969      122,194
  Class C                                               4,098       42,100     5,964       60,699
  Class R                                               1,801       18,519     3,466       35,310
--------------------------------------------------------------------------------------------------
                                                      406,705    4,188,443   687,602    6,993,435
--------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                            (285,536)  (2,919,273) (379,574)  (3,847,245)
  Class B                                             (26,883)    (274,195)  (48,173)    (490,220)
  Class C                                             (19,680)    (200,121)  (58,208)    (587,309)
  Class R                                                  --           --    (1,563)     (15,688)
--------------------------------------------------------------------------------------------------
                                                     (332,099)  (3,393,589) (487,518)  (4,940,462)
--------------------------------------------------------------------------------------------------
Net increase                                           74,606  $   794,854   200,084  $ 2,052,973
--------------------------------------------------------------------------------------------------

                                                                      New Mexico
                                                      --------------------------------------------
                                                        Six Months Ended          Year Ended
                                                            11/30/02               5/31/02
                                                      ---------------------  ---------------------
                                                       Shares       Amount    Shares       Amount
--------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                             188,589  $ 1,963,962   463,385  $ 4,774,216
  Class B                                              58,886      614,993   126,319    1,307,407
  Class C                                              66,394      689,996   108,986    1,122,548
  Class R                                               7,750       80,000        --           --
Shares issued to shareholders due to reinvestment of
 distributions:
  Class A                                              41,715      434,163    82,006      846,342
  Class B                                               3,894       40,537     7,636       78,794
  Class C                                               3,444       35,865     3,727       38,430
  Class R                                               1,338       13,973     2,458       25,438
--------------------------------------------------------------------------------------------------
                                                      372,010    3,873,489   794,517    8,193,175
--------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                            (211,100)  (2,197,077) (607,425)  (6,267,495)
  Class B                                             (13,101)    (136,126)  (28,844)    (298,096)
  Class C                                             (26,532)    (273,363)  (26,109)    (269,652)
  Class R                                                  (1)         (10)       --           --
--------------------------------------------------------------------------------------------------
                                                     (250,734)  (2,606,576) (662,378)  (6,835,243)
--------------------------------------------------------------------------------------------------
Net increase                                          121,276  $ 1,266,913   132,139  $ 1,357,932
--------------------------------------------------------------------------------------------------


----
24

3. Securities Transactions

Purchases and sales (including maturities) of investments in long-term municipal securities and short-term securities for the six months ended November 30, 2002, were as follows:

                                       Arizona      Colorado      New Mexico
--------------------------------------------------------------------------------
Purchases:
  Long-term municipal securities    $9,601,863    $4,201,810      $3,108,609
  Short-term securities                     --            --              --
Sales and maturities:
  Long-term municipal securities     4,816,038     3,187,603       2,156,190
  Short-term securities                     --            --       1,000,000
--------------------------------------------------------------------------------

4. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing income on taxable market discount securities and timing differences in recognizing certain gains and losses on security transactions.

At November 30, 2002, the cost of investments were as follows:

                                Arizona            Colorado           New Mexico
--------------------------------------------------------------------------------
Cost of investments        $100,076,841         $41,741,095         $51,714,712
--------------------------------------------------------------------------------

Gross unrealized appreciation and gross unrealized depreciation of investments at November 30, 2002, were as follows:

                                                Arizona    Colorado  New Mexico
-------------------------------------------------------------------------------
Gross unrealized:
  Appreciation                             $ 6,908,783  $2,325,918  $3,142,995
  Depreciation                              (1,545,762)   (619,441)   (831,531)
-------------------------------------------------------------------------------
Net unrealized appreciation on investments $ 5,363,021  $1,706,477  $2,311,464
-------------------------------------------------------------------------------

The tax components of undistributed net investment income and net realized gains at May 31, 2002, the Funds' last fiscal year end, were as follows:

                                          Arizona      Colorado      New Mexico
--------------------------------------------------------------------------------
Undistributed tax-exempt income           $506,227     $194,950      $225,575
Undistributed ordinary income*              18,069           --            --
Undistributed net long-term capital gains  188,002           --            --
--------------------------------------------------------------------------------

The tax character of distributions paid during the fiscal year ended May 31, 2002, the Funds' last fiscal year end, were designated for purposes of the dividends paid deduction as follows:

                                                  Arizona   Colorado New Mexico
-------------------------------------------------------------------------------
Distributions from tax-exempt income           $4,936,238 $2,102,626 $2,497,024
Distributions from ordinary income*                    --         --         --
Distributions from net long-term capital gains    419,938         --         --
-------------------------------------------------------------------------------

* Ordinary income consists of taxable market discount income and net short-term capital gains, if any.

At May 31, 2002, the Funds' last fiscal year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                                     Colorado         New Mexico
 -------------------------------------------------------------------------------
 Expiration Year:
   2003                                              $     --        $  153,924
   2004                                                    --           290,586
   2005                                                    --                --
   2006                                                    --                --
   2007                                                    --                --
   2008                                               470,202           411,479
   2009                                               374,551           338,997
   2010                                                97,921                --
 -------------------------------------------------------------------------------
 Total                                               $942,674        $1,194,986
 -------------------------------------------------------------------------------


----
25

The following Funds have elected to defer net realized losses from investments incurred from November 1, 2001 through May 31, 2002 ("post-October losses") in accordance with Federal income tax regulations. The following post-October losses are treated as having arisen in the following year:

                                                     Colorado         New Mexico
--------------------------------------------------------------------------------
                                                     $138,344           $349,143
--------------------------------------------------------------------------------

5. Management Fee and Other Transactions with Affiliates

Under the Trust's investment management agreement with Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, each Fund pays an annual management fee, payable monthly, at the rates set forth below which are based upon the average daily net assets of each Fund as follows:

Average Daily Net Assets                                         Management Fee
--------------------------------------------------------------------------------
For the first $125 million                                                .5500%
For the next $125 million                                                 .5375
For the next $250 million                                                 .5250
For the next $500 million                                                 .5125
For the next $1 billion                                                   .5000
For the next $3 billion                                                   .4750
For net assets over $5 billion                                            .4500
--------------------------------------------------------------------------------

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates.

The Adviser may voluntarily reimburse expenses from time to time, in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser's discretion.

During the six months ended November 30, 2002, Nuveen Investments (the "Distributor"), a wholly owned subsidiary of The John Nuveen Company, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to authorized dealers as follows:

                                    Arizona          Colorado         New Mexico
--------------------------------------------------------------------------------
Sales charges collected            $131,150           $17,420            $46,704
Paid to authorized dealers          127,995            14,937             40,333
--------------------------------------------------------------------------------

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the six months ended November 30, 2002, the Distributor compensated authorized dealers directly with commission advances at the time of purchase as follows:

                               Arizona            Colorado            New Mexico
--------------------------------------------------------------------------------
Commission advances            $66,993             $26,685               $30,352
--------------------------------------------------------------------------------

To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the six months ended November 30, 2002, the Distributor retained such 12b-1 fees as follows:

                               Arizona            Colorado            New Mexico
--------------------------------------------------------------------------------
12b-1 fees retained            $31,633             $27,983               $20,041
--------------------------------------------------------------------------------

The remaining 12b-1 fees charged to the Funds were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the six months ended November 30, 2002, as follows:

                               Arizona            Colorado            New Mexico
--------------------------------------------------------------------------------
CDSC retained                  $21,970             $10,216                  $895
--------------------------------------------------------------------------------


----
26

6. Subsequent Event - Distributions to Shareholders

The Funds declared dividend distributions from their tax-exempt net investment income which were paid on December 27, 2002, to shareholders of record on December 9, 2002, as follows:

                                                     Arizona Colorado New Mexico
--------------------------------------------------------------------------------
Dividend per share:
  Class A                                             $.0430   $.0405     $.0395
  Class B                                              .0360    .0345      .0330
  Class C                                              .0380    .0360      .0345
  Class R                                              .0450    .0425      .0410
--------------------------------------------------------------------------------

Arizona and New Mexico also declared capital gains and ordinary taxable income distributions of $.0214 and $.0002 per share, respectively, which were paid on December 4, 2002, to shareholders of record on December 2, 2002.


----
27

Financial Highlights (Unaudited)

Selected data for a share outstanding throughout each period:

Class (Inception Date)
                                                     Investment Operations       Less Distributions
                                                   -------------------------  -----------------------


ARIZONA


                                                                  Net
                                                            Realized/
                                                           Unrealized
                                         Beginning     Net    Invest-             Net                  Ending
                                               Net Invest-       ment         Invest-                     Net
Year Ended                                   Asset    ment       Gain            ment  Capital          Asset     Total
May 31,                                      Value  Income     (Loss)   Total  Income    Gains   Total  Value Return(a)
-------------------------------------------------------------------------------------------------------------------------
Class A (10/86)
 2003(d)                                    $10.91    $.26      $ .07  $ .33    $(.27)   $  --  $(.27) $10.97      2.97%
 2002                                        10.84     .53        .12    .65     (.53)    (.05)  (.58)  10.91      6.06
 2001                                        10.24     .54        .58   1.12     (.52)      --   (.52)  10.84     11.12
 2000                                        11.25     .52       (.94)  (.42)    (.52)    (.07)  (.59)  10.24     (3.75)
 1999                                        11.40     .53       (.09)   .44     (.54)    (.05)  (.59)  11.25      3.87
 1998                                        10.94     .55        .48   1.03     (.55)    (.02)  (.57)  11.40      9.56
Class B (2/97)
 2003(d)                                     10.89     .21        .08    .29     (.22)      --   (.22)  10.96      2.69
 2002                                        10.83     .45        .11    .56     (.45)    (.05)  (.50)  10.89      5.20
 2001                                        10.23     .46        .59   1.05     (.45)      --   (.45)  10.83     10.33
 2000                                        11.24     .44       (.94)  (.50)    (.44)    (.07)  (.51)  10.23     (4.48)
 1999                                        11.39     .45       (.10)   .35     (.45)    (.05)  (.50)  11.24      3.12
 1998                                        10.94     .47        .47    .94     (.47)    (.02)  (.49)  11.39      8.67
Class C (2/94)
 2003(d)                                     10.90     .23        .07    .30     (.24)      --   (.24)  10.96      2.70
 2002                                        10.83     .47        .12    .59     (.47)    (.05)  (.52)  10.90      5.50
 2001                                        10.23     .48        .59   1.07     (.47)      --   (.47)  10.83     10.56
 2000                                        11.24     .46       (.94)  (.48)    (.46)    (.07)  (.53)  10.23     (4.28)
 1999                                        11.39     .47       (.09)   .38     (.48)    (.05)  (.53)  11.24      3.33
 1998                                        10.94     .49        .47    .96     (.49)    (.02)  (.51)  11.39      8.89
Class R (2/97)
 2003(d)                                     10.90     .27        .07    .34     (.28)      --   (.28)  10.96      3.09
 2002                                        10.83     .56        .12    .68     (.56)    (.05)  (.61)  10.90      6.30
 2001                                        10.24     .56        .58   1.14     (.55)      --   (.55)  10.83     11.27
 2000                                        11.25     .54       (.94)  (.40)    (.54)    (.07)  (.61)  10.24     (3.53)
 1999                                        11.40     .56       (.10)   .46     (.56)    (.05)  (.61)  11.25      4.09
 1998                                        10.94     .57        .48   1.05     (.57)    (.02)  (.59)  11.40      9.79
-------------------------------------------------------------------------------------------------------------------------

Class (Inception Date)
                                                                     Ratios/Supplemental Data
                                         --------------------------------------------------------------------------------
                                                    Before Credit/           After            After Credit/
                                                    Reimbursement       Reimbursement(b)     Reimbursement(c)
ARIZONA                                          ------------------   ------------------   ------------------
                                                              Ratio                Ratio                Ratio
                                                             of Net               of Net               of Net
                                                            Invest-              Invest-              Invest-
                                                 Ratio of      ment   Ratio of      ment   Ratio of      ment
                                                 Expenses    Income   Expenses    Income   Expenses    Income
                                          Ending       to        to         to        to         to        to
                                             Net  Average   Average    Average   Average    Average   Average   Portfolio
Year Ended                                Assets      Net       Net        Net       Net        Net       Net    Turnover
May 31,                                    (000)   Assets    Assets     Assets    Assets     Assets    Assets        Rate
--------------------------------------------------------------------------------------------------------------------------
Class A (10/86)
 2003(d)                                 $72,560      .94%*    4.59%*      .94%*    4.59%*      .93%*    4.60%*         5%
 2002                                     69,356      .92      4.85        .92      4.85        .91      4.86          16
 2001                                     70,642      .95      5.02        .95      5.02        .94      5.03          21
 2000                                     69,512     1.10      4.85       1.06      4.89       1.06      4.90          41
 1999                                     86,452      .93      4.57        .84      4.67        .84      4.67          16
 1998                                     85,922      .93      4.77        .83      4.87        .83      4.87          16
Class B (2/97)
 2003(d)                                   6,282     1.69*     3.84*      1.69*     3.84*      1.68*     3.85*          5
 2002                                      5,962     1.67      4.10       1.67      4.10       1.66      4.11          16
 2001                                      4,447     1.70      4.27       1.70      4.27       1.69      4.28          21
 2000                                      3,680     1.85      4.11       1.82      4.14       1.81      4.15          41
 1999                                      4,180     1.69      3.84       1.58      3.95       1.58      3.95          16
 1998                                      1,620     1.68      3.98       1.51      4.15       1.51      4.15          16
Class C (2/94)
 2003(d)                                   8,570     1.49*     4.04*      1.49*     4.04*      1.48*     4.04*          5
 2002                                      7,454     1.46      4.30       1.46      4.30       1.46      4.31          16
 2001                                      5,809     1.50      4.47       1.50      4.47       1.49      4.48          21
 2000                                      5,290     1.65      4.31       1.61      4.34       1.60      4.35          41
 1999                                      6,426     1.48      4.03       1.39      4.12       1.39      4.12          16
 1998                                      6,328     1.48      4.20       1.35      4.33       1.35      4.33          16
Class R (2/97)
 2003(d)                                  18,355      .74*     4.79*       .74*     4.79*       .73*     4.80*          5
 2002                                     17,742      .72      5.05        .72      5.05        .71      5.06          16
 2001                                     19,388      .75      5.22        .75      5.22        .74      5.23          21
 2000                                     19,076      .91      5.06        .87      5.09        .87      5.10          41
 1999                                     21,534      .73      4.78        .64      4.87        .63      4.87          16
 1998                                     20,504      .73      4.97        .63      5.07        .63      5.07          16
--------------------------------------------------------------------------------------------------------------------------

*  Annualized.
(a) Total returns are calculated on net asset value without any sales charge and not annualized.
(b) After expense reimbursement from the Adviser, where applicable.
(c) After custodian fee credit and expense reimbursement, where applicable.
(d) For the six months ended November 30, 2002.



                                See accompanying notes to financial statements.

----
28

Selected data for a share outstanding throughout each period:

Class (Inception Date)
                                                   Investment Operations       Less Distributions
                                                 -------------------------  -----------------------


COLORADO


                                                                               From
                                                                Net          and in
                                                          Realized/          Excess
                                       Beginning     Net Unrealized          of Net                  Ending
                                             Net Invest-    Invest-         Invest-                     Net
                                           Asset    ment  ment Gain            ment  Capital          Asset     Total
Year Ended May 31,                         Value  Income     (Loss)   Total  Income    Gains   Total  Value Return(a)
-----------------------------------------------------------------------------------------------------------------------
Class A (5/87)
 2003(d)                                  $10.15    $.24     $  .01  $ .25    $(.25)   $  --  $(.25) $10.15      2.46%
 2002                                      10.02     .52        .13    .65     (.52)      --   (.52)  10.15      6.53
 2001                                       9.50     .52        .51   1.03     (.51)      --   (.51)  10.02     11.00
 2000                                      10.68     .49      (1.14)  (.65)    (.50)    (.03)  (.53)   9.50     (6.18)
 1999                                      10.81     .50       (.10)   .40     (.50)    (.03)  (.53)  10.68      3.76
 1998                                      10.15     .52        .66   1.18     (.52)      --   (.52)  10.81     11.85
Class B (2/97)
 2003(d)                                   10.16     .20         --    .20     (.21)      --   (.21)  10.15      2.00
 2002                                      10.03     .44        .13    .57     (.44)      --   (.44)  10.16      5.78
 2001                                       9.52     .45        .50    .95     (.44)      --   (.44)  10.03     10.07
 2000                                      10.70     .42      (1.15)  (.73)    (.42)    (.03)  (.45)   9.52     (6.88)
 1999                                      10.82     .42       (.08)   .34     (.43)    (.03)  (.46)  10.70      3.11
 1998                                      10.16     .43        .68   1.11     (.45)      --   (.45)  10.82     11.03
Class C (2/97)
 2003(d)                                   10.14     .21        .01    .22     (.22)      --   (.22)  10.14      2.20
 2002                                      10.01     .46        .13    .59     (.46)      --   (.46)  10.14      5.98
 2001                                       9.49     .47        .50    .97     (.45)      --   (.45)  10.01     10.41
 2000                                      10.67     .43      (1.14)  (.71)    (.44)    (.03)  (.47)   9.49     (6.73)
 1999                                      10.80     .44       (.10)   .34     (.44)    (.03)  (.47)  10.67      3.19
 1998                                      10.15     .46        .66   1.12     (.47)      --   (.47)  10.80     11.17
Class R (2/97)
 2003(d)                                   10.16     .25         --    .25     (.26)      --   (.26)  10.15      2.48
 2002                                      10.01     .54        .15    .69     (.54)      --   (.54)  10.16      6.98
 2001                                       9.50     .54        .50   1.04     (.53)      --   (.53)  10.01     11.10
 2000                                      10.69     .51      (1.15)  (.64)    (.52)    (.03)  (.55)   9.50     (6.08)
 1999                                      10.81     .52       (.08)   .44     (.53)    (.03)  (.56)  10.69      4.08
 1998                                      10.16     .54        .66   1.20     (.55)      --   (.55)  10.81     11.98
-----------------------------------------------------------------------------------------------------------------------

Class (Inception Date)
                                                                   Ratios/Supplemental Data
                                       --------------------------------------------------------------------------------
                                                  Before Credit/           After            After Credit/
                                                  Reimbursement       Reimbursement(b)     Reimbursement(c)
COLORADO                                       ------------------   ------------------   ------------------
                                                            Ratio                Ratio                Ratio
                                                           of Net               of Net               of Net
                                                          Invest-              Invest-              Invest-
                                               Ratio of      ment   Ratio of      ment   Ratio of      ment
                                               Expenses    Income   Expenses    Income   Expenses    Income
                                        Ending       to        to         to        to         to        to
                                           Net  Average   Average    Average   Average    Average   Average   Portfolio
                                        Assets      Net       Net        Net       Net        Net       Net    Turnover
Year Ended May 31,                       (000)   Assets    Assets     Assets    Assets     Assets    Assets        Rate
------------------------------------------------------------------------------------------------------------------------
Class A (5/87)
 2003(d)                               $31,791      .98%*    4.69%*      .98%*    4.69%*      .97%*    4.70%*         7%
 2002                                   32,638      .96      5.05        .96      5.05        .94      5.06          28
 2001                                   32,306     1.00      5.28       1.00      5.28        .99      5.29          33
 2000                                   32,448     1.26      4.94       1.26      4.94       1.25      4.95          54
 1999                                   39,189     1.03      4.54        .96      4.61        .96      4.62          23
 1998                                   37,285     1.01      4.83       1.00      4.84       1.00      4.84          19
Class B (2/97)
 2003(d)                                 6,052     1.73*     3.94*      1.73*     3.94*      1.72*     3.95*          7
 2002                                    6,014     1.70      4.29       1.70      4.29       1.69      4.31          28
 2001                                    4,916     1.75      4.53       1.75      4.53       1.74      4.54          33
 2000                                    4,533     2.04      4.19       2.04      4.19       2.03      4.20          54
 1999                                    4,424     1.78      3.80       1.68      3.90       1.68      3.91          23
 1998                                    1,661     1.76      4.05       1.75      4.06       1.75      4.06          19
Class C (2/97)
 2003(d)                                 5,575     1.53*     4.13*      1.53*     4.13*      1.52*     4.14*          7
 2002                                    4,064     1.49      4.50       1.49      4.50       1.48      4.51          28
 2001                                    2,995     1.55      4.73       1.55      4.73       1.54      4.74          33
 2000                                    3,113     1.89      4.38       1.89      4.38       1.88      4.39          54
 1999                                    2,464     1.58      4.00       1.49      4.10       1.49      4.10          23
 1998                                      875     1.56      4.24       1.55      4.25       1.55      4.25          19
Class R (2/97)
 2003(d)                                   842      .78*     4.89*       .78*     4.89*       .77*     4.90*          7
 2002                                      819      .75      5.25        .75      5.25        .74      5.26          28
 2001                                      746      .81      5.47        .81      5.47        .80      5.48          33
 2000                                    1,342     1.11      5.16       1.11      5.16       1.10      5.17          54
 1999                                      864      .83      4.74        .76      4.81        .75      4.82          23
 1998                                      750      .81      5.02        .80      5.03        .80      5.03          19
------------------------------------------------------------------------------------------------------------------------

*  Annualized.
(a) Total returns are calculated on net asset value without any sales charge and not annualized.
(b) After expense reimbursement from the Adviser, where applicable.
(c) After custodian fee credit and expense reimbursement, where applicable.
(d) For the six months ended November 30, 2002.



                                See accompanying notes to financial statements.

----
29

Selected data for a share outstanding throughout each period:


Class (Inception Date)
                                                     Investment Operations      Less Distributions
                                                   -------------------------  ----------------------


NEW MEXICO


                                                                  Net
                                                            Realized/
                                                           Unrealized
                                         Beginning     Net    Invest-             Net                 Ending
                                               Net Invest-       ment         Invest-                    Net
                                             Asset    ment       Gain            ment  Capital         Asset     Total
Year Ended May 31,                           Value  Income     (Loss)   Total  Income    Gains  Total  Value Return(a)
------------------------------------------------------------------------------------------------------------------------
Class A (9/92)
 2003(d)                                    $10.27    $.24      $ .02  $ .26    $(.24)     $-- $(.24) $10.29      2.55%
 2002                                        10.23     .49        .04    .53     (.49)      --  (.49)  10.27      5.22
 2001                                         9.66     .50        .56   1.06     (.49)      --  (.49)  10.23     11.11
 2000                                        10.58     .47       (.90)  (.43)    (.49)      --  (.49)   9.66     (4.09)
 1999                                        10.67     .49       (.09)   .40     (.49)      --  (.49)  10.58      3.74
 1998                                        10.16     .50        .51   1.01     (.50)      --  (.50)  10.67     10.17
Class B (2/97)
 2003(d)                                     10.27     .20        .02    .22     (.20)      --  (.20)  10.29      2.16
 2002                                        10.23     .41        .04    .45     (.41)      --  (.41)  10.27      4.43
 2001                                         9.66     .42        .56    .98     (.41)      --  (.41)  10.23     10.26
 2000                                        10.57     .40       (.90)  (.50)    (.41)      --  (.41)   9.66     (4.75)
 1999                                        10.67     .41       (.10)   .31     (.41)      --  (.41)  10.57      2.89
 1998                                        10.15     .43        .52    .95     (.43)      --  (.43)  10.67      9.46
Class C (2/97)
 2003(d)                                     10.27     .21        .02    .23     (.21)      --  (.21)  10.29      2.25
 2002                                        10.23     .43        .04    .47     (.43)      --  (.43)  10.27      4.61
 2001                                         9.65     .44        .57   1.01     (.43)      --  (.43)  10.23     10.61
 2000                                        10.58     .42       (.92)  (.50)    (.43)      --  (.43)   9.65     (4.71)
 1999                                        10.67     .43       (.09)   .34     (.43)      --  (.43)  10.58      3.22
 1998                                        10.16     .45        .51    .96     (.45)      --  (.45)  10.67      9.60
Class R (2/97)
 2003(d)                                     10.30     .25        .02    .27     (.25)      --  (.25)  10.32      2.63
 2002                                        10.26     .51        .03    .54     (.50)      --  (.50)  10.30      5.39
 2001                                         9.68     .52        .56   1.08     (.50)      --  (.50)  10.26     11.39
 2000                                        10.60     .49       (.90)  (.41)    (.51)      --  (.51)   9.68     (3.89)
 1999                                        10.70     .51       (.10)   .41     (.51)      --  (.51)  10.60      3.86
 1998                                        10.17     .53        .53   1.06     (.53)      --  (.53)  10.70     10.59
------------------------------------------------------------------------------------------------------------------------

Class (Inception Date)
                                                                     Ratios/Supplemental Data
                                         --------------------------------------------------------------------------------
                                                              Before Credit/           After            After Credit/
                                                              Reimbursement       Reimbursement(b)     Reimbursement(c)
NEW MEXICO                                                 ------------------   ------------------   ------------------
                                                              Ratio                Ratio                Ratio
                                                             of Net               of Net               of Net
                                                            Invest-              Invest-              Invest-
                                                 Ratio of      ment   Ratio of      ment   Ratio of      ment
                                                 Expenses    Income   Expenses    Income   Expenses    Income
                                          Ending       to        to         to        to         to        to
                                             Net  Average   Average    Average   Average    Average   Average   Portfolio
                                          Assets      Net       Net        Net       Net        Net       Net    Turnover
Year Ended May 31,                         (000)   Assets    Assets     Assets    Assets     Assets    Assets        Rate
--------------------------------------------------------------------------------------------------------------------------
Class A (9/92)
 2003(d)                                   $46,157      .97%*    4.50%*      .97%*    4.50%*      .96%*    4.51%*         4%
 2002                                       45,882      .95      4.76        .95      4.76        .94      4.77          22
 2001                                       46,358      .99      4.92        .99      4.92        .97      4.93          10
 2000                                       45,795     1.19      4.73       1.19      4.73       1.19      4.74          24
 1999                                       56,315      .97      4.52        .91      4.58        .90      4.58          14
 1998                                       54,959      .93      4.65        .79      4.79        .79      4.79          13
Class B (2/97)
 2003(d)                                     5,003     1.72*     3.74*      1.72*     3.74*      1.71*     3.76*          4
 2002                                        4,485     1.70      4.01       1.70      4.01       1.69      4.02          22
 2001                                        3,393     1.73      4.17       1.73      4.17       1.72      4.18          10
 2000                                        2,717     1.97      3.98       1.97      3.98       1.96      3.98          24
 1999                                        2,721     1.72      3.77       1.67      3.82       1.67      3.83          14
 1998                                        1,408     1.68      3.88       1.53      4.03       1.53      4.03          13
Class C (2/97)
 2003(d)                                     3,746     1.52*     3.94*      1.52*     3.94*      1.51*     3.96*          4
 2002                                        3,295     1.50      4.20       1.50      4.20       1.48      4.21          22
 2001                                        2,396     1.54      4.37       1.54      4.37       1.52      4.38          10
 2000                                        2,321     1.76      4.18       1.76      4.18       1.75      4.18          24
 1999                                        2,393     1.52      3.97       1.47      4.03       1.46      4.03          14
 1998                                        1,487     1.48      4.06       1.31      4.23       1.31      4.23          13
Class R (2/97)
 2003(d)                                       642      .77*     4.69*       .77*     4.69*       .76*     4.71*          4
 2002                                          547      .75      4.96        .75      4.96        .74      4.97          22
 2001                                          520      .79      5.12        .79      5.12        .77      5.13          10
 2000                                          434     1.01      4.91       1.01      4.91       1.00      4.91          24
 1999                                          479      .77      4.72        .71      4.78        .70      4.78          14
 1998                                          466      .73      4.86        .58      5.01        .58      5.01          13
--------------------------------------------------------------------------------------------------------------------------

*  Annualized.
(a) Total returns are calculated on net asset value without any sales charge and are not annualized.
(b) After expense reimbursement from the Adviser, where applicable.
(c) After custodian fee credit and expense reimbursement, where applicable.
(d) For the six months ended November 30, 2002.



                                See accompanying notes to financial statements.

----
30

                                     Notes

----
31

                                     Notes

----
32

Fund Information
================================================================================

Fund Manager

Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606


Legal Counsel

Morgan, Lewis & Bockius LLP
Washington, D.C.


Independent Accountants

PricewaterhouseCoopers LLP Chicago, IL


Custodian

State Street Bank & Trust Boston, MA


Transfer Agent and Shareholder Services

Boston Financial
Data Services, Inc.

Nuveen Investor Services
P.O. Box 8530
Boston, MA 02266-8530
(800) 257-8787

================================================================================

Glossary of Terms Used in this Report

Average Duration: Duration is a measure of a bond or bond fund's sensitivity to changes in interest rates. Generally, the longer a bond or fund's duration, the more the price of the bond or fund will change as interest rates change.

Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return (including change in NAV and reinvested dividends) that would have been necessary on an annual basis to equal the investment's actual performance over the time period being considered.

Average Effective Maturity: The average of all the maturities of the bonds in a fund's portfolio, computed by weighting each maturity date (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions.

Market Yield (also known as Dividend Yield or Current Yield): An investment's current annualized dividend divided by its current offering price.

Net Asset Value (NAV): A fund's NAV is the dollar value of one share in the fund. It is calculated by subtracting the liabilities of the fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

SEC Yield: A standardized measure of a fund's yield that accounts for the future amortization of premiums or discounts of bonds held in the fund's portfolio.

Taxable-Equivalent Yield: The yield necessary from a fully taxable investment to equal, on an after-tax basis, the yield of a municipal bond investment.

================================================================================

NASD Regulation, Inc. provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of NASD members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.nasdr.com. NASD Regulation, Inc. also provides an investor brochure that includes information describing the Public Disclosure Program.

                     Serving
               Investors
                        For Generations

[PHOTO OF JOHN NUVEEN, SR. APPEARS HERE]

John Nuveen, Sr.
                    A 100-Year Tradition of Quality Investments

Since 1898, Nuveen Investments has been synonymous with investments that withstand the test of time. In fact, more than 1.3 million investors have trusted Nuveen to help them build and sustain the wealth of a lifetime.

Whether your focus is long-term growth, dependable income or sustaining accumulated wealth, Nuveen offers a wide variety of investments and services to help meet your unique circumstances and financial planning needs. We can help you build a better, well-diversified portfolio.

Call Your Financial Advisor Today

To find out how Nuveen Mutual Funds might round out your investment portfolio, contact your financial advisor today. Or call Nuveen at (800) 257-8787 for more information. Ask your advisor or call for a prospectus, which details risks, fees and expenses. Please read the prospectus carefully before you invest.

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
www.nuveen.com

                                                                  MSA-MS2-1102D
Nuveen
   Investments

                                                                   NUVEEN
                                                                     Investments


Nuveen Municipal Bond Funds
                                       Semiannual Report dated November 30, 2002

Dependable, tax-free income because It's not what you earn, it's what you keep.(R)


                              [PHOTOS APPEAR HERE]


Nuveen Florida Municipal Bond Fund

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     (yourID@providerID.com), and a personal, 4-digit PIN of your choice. (Pick a number that's easy to remember.)

4. Click Submit. Confirm the information you just entered is correct, then click Submit again.

5. You should get a confirmation e-mail within 24 hours. If you do not, go back through these steps to make sure all the information is correct.

6. Use this same process if you need to change your registration information or cancel Internet viewing.

Must be preceded by or accompanied by a prospectus.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Dear Shareholder,

[Photo of Timothy R. Schwertfeger Appears Here]

     "I urge you to consider receiving future Fund reports and other Fund information through the Internet and by e-mail....see the inside front cover of this report for step-by-step instructions."

Once again,I am pleased to write that during the period covered by this report your Nuveen Fund continued to meet its objective of providing attractive monthly income free from federal income taxes and, where applicable, state income taxes. Detailed information on your Fund's performance can be found in the Portfolio Manager's Comments and on the Fund Spotlight pages within this report. Please take the time to read them.

In addition to providing regular tax-free income, we believe that a municipal bond investment like your Nuveen Fund also may offer opportunities to reduce the risk of your overall investment portfolio. This is because the prices of municipal bonds may move differently than the prices of the common stocks or other investments you may own. Since one part of your portfolio may be going up when another is going down, portfolio diversification may reduce your overall risk. Your financial advisor can explain the advantages of portfolio diversification in more detail. I urge you to contact him or her soon for more information on this important investment strategy.

I also urge you to consider receiving future Fund reports and other Fund information through the Internet and by e-mail rather than in hard copy. Not only will you be able to receive the information faster, but this also may help lower your Fund's expenses. Sign up is quick and easy - see the inside front cover of this report for step-by-step instructions.

For more than 100 years, Nuveen has specialized in offering quality investments such as your Nuveen Fund to those seeking to accumulate and preserve wealth. Our commitment to careful research, constant surveillance and judicious trading by our seasoned portfolio management team has never been stronger. Our mission continues to be to assist you and your financial advisor by offering the investment solutions and services that can help you meet your financial objectives. We thank you for choosing us as a partner as you work toward that goal.

Sincerely,

/S/ Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board

January 15, 2003


                           Semiannual Report | Page 1

Portfolio Manager's Comments

In the following Q&A, portfolio manager Tom O'Shaughnessy examines Florida's economic and market conditions, the Fund's key investment strategies, and its recent performance. Tom has 20 years of investment experience with Nuveen, and has managed the Florida Fund since 1998.

(In January 2003, as part of a general realignment of portfolio management assignments, Rick Huber assumed primary management responsibility for the Florida Fund. Rick has 17 years of investment management experience. There were no changes in the investment objective or general investment strategy of this
Fund).

Q. What factors had the greatest influence on the U.S. economy and the Florida municipal market over this reporting period?

A. The economy sent mixed signals during 2002, turning in relatively strong first and third quarter performances, but recording somewhat weaker second-quarter results. Consumer spending, fueled by historically low interest rates that drove new home sales and mortgage refinancings, continued to be a positive influence on the economy. However, with continued weakness in both business investment and the stock market, unemployment rising late in the period, and a heightened risk of war in the Middle East, many analysts questioned whether the economy was fully out of the woods. Such fears led the Federal Reserve Board to reduce the federal funds interest rate to 1.25 percent, the lowest level since 1961.

Many investors continued to be attracted to fixed-income securities. Through the first eleven months of 2002, the Investment Company Institute reported that investors added more than $15 billion in net new cash to open-end municipal bond funds, a 22 percent increase over the same time period in 2001. This demand coincided with an increase in municipal bond issuance. Florida issuance rose 24 percent during the first eleven months of 2002 when compared with the same period in 2001.

The Florida economy was relatively solid during the reporting period, reflecting signs of recovery from the recent recession. Unemployment in the state generally declined during 2002 and, at the close of this reporting period remained below the national average. Unlike in many other states, Florida's tax revenues, which because the state has no income tax, are collected as sales taxes, have grown consistently and helped generate a relatively stable fiscal position.

Q. How did the Fund perform during the twelve months ended November 30, 2002?

A. The accompanying chart provides performance information for Nuveen Florida Municipal Bond Fund (Class A shares at net asset value) for the year that ended November 30, 2002. The chart also compares the Fund's performance to that of its peers (as measured by its Lipper category average) and to the overall municipal bond market (as measured by the Lehman Brothers Municipal Bond Index).

For the period shown, the Fund underperformed its peer group average and a general municipal market index. This was due, in large part, to investments in municipal bonds backed by revenues of American Airlines and UAL, the parent company of United Air Lines. The value of these bonds fell over the past year because of the general decline in passenger volume that affected all airlines and in anticipation of a possible bankruptcy declaration by UAL. (UAL filed for bankruptcy protection on December 9, 2002.)

The views expressed reflect those of the portfolio managers and are subject to change at any time, based on market and other conditions.


                           Semiannual Report | Page 2

Class A Shares -
One-Year Total Returns on NAV as of
11/30/02
------------------------------------------------------

Nuveen Florida Municipal Bond Fund/1/            3.88%
Lipper Florida Municipal Debt Funds
category average/2/                              4.92%
Lehman Brothers Municipal Bond Index/3/          6.32%
------------------------------------------------------

Looking specifically at the UAL bonds, we believe the positions we hold support important, ongoing operations, and we think UAL has every intention of honoring the obligations that underlie these facilities. In our opinion, air travel will remain a major component of transportation in this country over the longer-term, and we believe these airline-backed bonds, at their current depressed levels, are positioned to appreciate in value if and when the outlook for these companies improves.

Q. What strategies did you use to manage the Fund during this reporting period?

A. Our overall management strategy over the six months since our last report was relatively consistent with the longer-term strategy we've been employing for several years. We continued to concentrate on identifying municipal bonds that, in our opinion, enhanced the Fund's dividend-paying capability, helped diversify the Fund's holdings or improved the Fund's overall call protection.

Given the credit weakness faced by many issuers and the possibility of rising interest rates as we head into 2003, we believed it was prudent to make the Fund more defensive. One way we accomplished this goal was to sell some relatively volatile securities, such as zero-coupon bonds, which pay no interest but are issued at a deep discount to their face value.

In addition, we sold bonds whose credit, in our opinion, had deteriorated substantially, and we reinvested the proceeds in higher-quality municipal bonds, an easier task in Florida than in many other states because much of Florida's issuance comes to market rated AAA or AA. The Fund's weighting in AAA-rated and/or U.S. guaranteed securities stood at 52 percent at the end of this reporting period, compared with 47 percent on May 31, 2002.

We also sought to reduce the Fund's duration, which may help preserve value in the event of an interest rate rise. As of November 30, 2002, the Fund's duration was 7.33, compared with 7.80 six months earlier.

Q. What is your outlook for the municipal market and the Fund?

A. We are looking for the economy to continue to improve next year, as the accumulated effects of almost two years of Federal Reserve interest rate cuts continue to be felt. Economic growth would likely cause interest rates and bond yields to rise.

We are optimistic about Florida's economic potential and anticipate that the state's issuance will remain solid. We plan to continue to moderate the Fund's duration, and monitor the credit situation carefully as always, making adjustments as prudent. We also will continue to try to improve the Fund's call protection to help maintain its income stream. Finally, we will continue to rely on Nuveen's strong research capabilities to find what we believe are the best investment values for our shareholders.

1 Performance is for Class A shares only as of the date indicated. Current performance for this or other share classes may be more or less than the results shown. Past performance is no guarantee of future results.

2 The Lipper average shown represents the average total return for all 62 reporting Florida funds for the year ended November 30, 2002. All returns assume reinvestment of dividends and do not reflect any sales charges.

3 The Lehman Brothers Municipal Bond Index consists of a broad range of investment-grade municipal bonds and its performance does not reflect any initial or ongoing charges or expenses. You cannot invest directly in the Index.


                           Semiannual Report | Page 3

Fund Spotlight as of 11/30/02                 Nuveen Florida Municipal Bond Fund
================================================================================
Quick Facts

                                 A Shares     B Shares     C Shares     R Shares
--------------------------------------------------------------------------------
NAV                                $10.18       $10.18       $10.18       $10.18
--------------------------------------------------------------------------------
Latest Monthly Dividend/1/        $0.0435      $0.0370      $0.0390      $0.0455
--------------------------------------------------------------------------------
Inception Date                       6/90         2/97         9/95         2/97
--------------------------------------------------------------------------------

Average Annual Total Returns
as of 11/30/02/2/

A Shares                                NAV         Offer
---------------------------------------------------------
1-Year                                3.88%        -0.46%
---------------------------------------------------------
5-Year                                4.11%         3.21%
---------------------------------------------------------
10-Year                               5.39%         4.94%
---------------------------------------------------------

B Shares                           w/o CDSC        w/CDSC
---------------------------------------------------------
1-Year                                3.20%        -0.75%
---------------------------------------------------------
5-Year                                3.32%         3.16%
---------------------------------------------------------
10-Year                               4.85%         4.85%
---------------------------------------------------------

C Shares                                NAV
---------------------------------------------------------
1-Year                                3.34%
---------------------------------------------------------
5-Year                                3.54%
---------------------------------------------------------
10-Year                               4.82%
---------------------------------------------------------

R Shares                                NAV
---------------------------------------------------------
1-Year                                4.22%
---------------------------------------------------------
5-Year                                4.33%
---------------------------------------------------------
10-Year                               5.52%
---------------------------------------------------------

Tax-Free Yields

A Shares                                NAV         Offer
---------------------------------------------------------
Market Yield                          5.13%         4.91%
---------------------------------------------------------
SEC 30-Day Yield                      4.44%         4.25%
---------------------------------------------------------
Taxable-Equivalent Yield/3/           6.34%         6.08%
---------------------------------------------------------

B Shares                                NAV
---------------------------------------------------------
Market Yield                          4.36%
---------------------------------------------------------
SEC 30-Day Yield                      3.88%
---------------------------------------------------------
Taxable-Equivalent Yield/3/           5.54%
---------------------------------------------------------

C Shares                                NAV
---------------------------------------------------------
Market Yield                          4.60%
---------------------------------------------------------
SEC 30-Day Yield                      4.08%
---------------------------------------------------------
Taxable-Equivalent Yield/3/           5.83%
---------------------------------------------------------

R Shares                                NAV
---------------------------------------------------------
Market Yield                          5.36%
---------------------------------------------------------
SEC 30-Day Yield                      4.84%
---------------------------------------------------------
Taxable-Equivalent Yield/3/           6.91%
---------------------------------------------------------

Average Annual Total Returns
as of 9/30/02/2/

A Shares                               NAV          Offer
---------------------------------------------------------
1-Year                                5.83%         1.37%
---------------------------------------------------------
5-Year                                4.83%         3.94%
---------------------------------------------------------
10-Year                               5.72%         5.28%
---------------------------------------------------------

B Shares                           w/o CDSC        w/CDSC
---------------------------------------------------------
1-Year                                5.14%         1.14%
---------------------------------------------------------
5-Year                                4.04%         3.87%
---------------------------------------------------------
10-Year                               5.19%         5.19%
---------------------------------------------------------

C Shares                                NAV
---------------------------------------------------------
1-Year                                5.28%
---------------------------------------------------------
5-Year                                4.27%
---------------------------------------------------------
10-Year                               5.16%
---------------------------------------------------------

R Shares                                NAV
---------------------------------------------------------
1-Year                                6.08%
---------------------------------------------------------
5-Year                                5.05%
---------------------------------------------------------
10-Year                               5.85%
---------------------------------------------------------

Bond Credit Quality/4/

[PIE CHART APPEARS HERE]
                                AAA/U.S. Guaranteed   52%
                                -------------------------
                                AA                     8%
                                -------------------------
                                A                     11%
                                -------------------------
                                BBB                    9%
                                -------------------------
                                NR                    18%
                                -------------------------
                                BB or Lower            2%
                                -------------------------

Top Five Sectors/4/

Housing/Multifamily                                   19%
---------------------------------------------------------
Healthcare                                            15%
---------------------------------------------------------
Transportation                                        11%
---------------------------------------------------------
Utilities                                             10%
---------------------------------------------------------
Tax Obligation/General                                 9%
---------------------------------------------------------

Portfolio Statistics

Net Assets ($000)                               $ 369,467
---------------------------------------------------------
Average Effective Maturity (Years)                  21.44
---------------------------------------------------------
Average Duration                                     7.33
---------------------------------------------------------

Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the Fund prospectus. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income generally is exempt from regular federal income taxes. Shares may be subject to state intangibles tax and income to the federal alternative minimum tax. Capital gains, if any, are subject to tax.

1 Paid December 2, 2002. This is the latest monthly tax-exempt dividend declared during the period ended November 30, 2002.

2 Class A share returns are actual. Class B, C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and (in the case of Classes B and C) expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return.

3    Based on the SEC 30-Day Yield and a federal income tax rate of 30%.

4 As a percentage of total holdings as of November 30, 2002. Holdings are subject to change.


                           Semiannual Report | Page 4

Portfolio of Investments (Unaudited)
NUVEEN FLORIDA MUNICIPAL BOND FUND
November 30, 2002


   Principal                                                                Optional Call                    Market
Amount (000) Description                                                      Provisions* Ratings**           Value
-------------------------------------------------------------------------------------------------------------------
             Basic Materials - 3.2%

    $  5,500 Escambia County, Florida, Pollution Control Revenue Bonds,    8/04 at 102.00       BBB $     5,737,050
              Champion International Corporation Project, Series 1994,
              6.900%, 8/01/22 (Alternative Minimum Tax)

       4,350 Escambia County, Florida, Pollution Control Revenue Bonds,    9/06 at 102.00      Baa2       4,442,655
              Champion International Corporation Project, Series 1996,
              6.400%, 9/01/30 (Alternative Minimum Tax)

       1,500 Nassau County, Florida, Pollution Control Revenue Refunding   7/03 at 102.00      BBB-       1,469,790
              Bonds (ITT Rayonier Inc. Project), Series 1993, 6.200%,
              7/01/15
-------------------------------------------------------------------------------------------------------------------
             Consumer Cyclicals - 2.7%

      10,000 Hillsborough County Industrial Development Authority,         4/10 at 101.00       N/R       9,839,100
              Florida, Exempt Facilities Revenue Bonds, National Gypsum
              Company, Apollo Beach Project, Series 2000B, 7.125%,
              4/01/30 (Alternative Minimum Tax)
-------------------------------------------------------------------------------------------------------------------
             Healthcare - 15.1%

       3,550 Highlands County Health Facilities Authority, Florida,       11/11 at 101.00        A-       3,678,297
              Hospital Revenue Bonds, Series 2001A, Adventist Health
              System Sunbelt Obligated Group, 6.000%, 11/15/31

       1,000 Highlands County Health Facilities Authority, Florida,       11/12 at 100.00        A-         969,820
              Hospital Revenue Bonds, Series 2002B, Adventist Health
              System Sunbelt Obligated Group, 5.250%, 11/15/23 (WI,
              settling 12/19/02)

       8,500 Jacksonville Economic Development Commission, Florida, Mayo  11/11 at 101.00    VMIG-1       8,588,060
              Foundation Health Care Facilities Revenue Bonds, Series
              2001A, Mayo Clinic Jacksonville, 5.500%, 11/15/36

       1,750 City of Lakeland, Florida, Hospital Revenue Refunding Bonds  11/06 at 102.00       AAA       1,773,625
              (Lakeland Regional Medical Center Project), Series 1996,
              5.250%, 11/15/25

       2,320 Martin County Health Facilities Authority, Florida,           1/03 at 100.00       AAA       2,337,122
              Hospital Revenue Refunding Bonds, Series 1990A (Martin
              Memorial Hospital), 7.125%, 11/15/04 (Pre-refunded to
              1/15/03)

       1,250 Martin County Health Facilities Authority, Florida,          11/12 at 101.00      BBB+       1,188,438
              Hospital Revenue Bonds, Series 2002A Refunding (Martin
              Memorial Medical Center), 5.875%, 11/15/32 (WI, settling
              12/04/02)

       2,250 Miami Beach, Florida, Health Facilities Authority, Hospital     No Opt. Call        BB       2,049,278
              Revenue Bonds, Series 2001A, Mount Sinai Medical Center of
              Florida Project, 6.125%, 11/15/11

       5,000 North Broward Hospital District, Florida, Improvement         1/11 at 101.00        A-       5,121,300
             Revenue Bonds, Series 2001, 6.000%, 1/15/31

             Orange County, Florida, Health Facilities Authority,
             Hospital Revenue Bonds, Adventist Health System, Series
             2002:
       3,250  6.250%, 11/15/24                                            11/12 at 100.00        A-       3,426,020
       3,500  5.625%, 11/15/32                                            11/12 at 101.00        A-       3,512,005

      10,645 Orange County, Florida, Health Facilities Authority,         11/05 at 102.00       AAA      11,157,983
              Hospital Revenue Bonds, Series 1995 (Adventist Health
              System/Sunbelt Obligated Group), 5.250%, 11/15/20

       5,000 Palm Beach County Health Facilities Authority, Florida,      12/11 at 101.00        A+       5,015,150
              Hospital Revenue and Revenue Refunding Bonds, Series 2001,
              BRCH Corporation Obligated Group, 5.625%, 12/01/31

       5,000 South Broward Hospital District, Florida, Hospital Revenue    5/12 at 101.00        A+       4,957,100
              Bonds, Series 2002, 5.625%, 5/01/32

       2,040 City of Tallahassee, Florida, Health Facilities Revenue      12/10 at 100.00      Baa1       2,065,459
              Bonds, Series 2000, Tallahassee Memorial HealthCare, Inc.
              Project, 6.375%, 12/01/30
-------------------------------------------------------------------------------------------------------------------
             Housing/Multifamily - 18.6%

         600 Housing Finance Authority of Broward County, Florida,         2/05 at 102.00       AAA         631,638
              Multifamily Housing Revenue Refunding Bonds (Lakeside
              Apartments Project), Series 1995, 7.000%, 2/01/25

         250 Housing Finance Authority of Broward County, Florida,         8/06 at 102.00       AAA         264,873
              Multifamily Housing Revenue Refunding Bonds (Boardwalk
              Apartments Project), Series 1996, 6.200%, 8/01/16

      11,150 Housing Finance Authority of Broward County, Florida,         7/09 at 102.00       N/R      10,581,016
              Multifamily Housing Revenue Bonds (The Pier Club
              Apartments Project), Series 1999, 7.000%, 7/01/34

       2,700 Duval County Housing Finance Authority, Florida,              4/05 at 102.00      BBB-       2,835,027
              Multifamily Housing Revenue Refunding Bonds (Greentree
              Place Project), Series 1995, 6.750%, 4/01/25 (Mandatory
              put 4/01/15)

         535 Florida Housing Finance Agency, General Mortgage Revenue     12/02 at 103.00       AAA         550,718
              Refunding Bonds, 1992 Series A, 6.400%, 6/01/24

----
5

Portfolio of Investments (Unaudited)
NUVEEN FLORIDA MUNICIPAL BOND FUND (continued)
November 30, 2002

   Principal                                                                Optional Call                Market
Amount (000) Description                                                      Provisions* Ratings**       Value
---------------------------------------------------------------------------------------------------------------
             Housing/Multifamily (continued)

             Florida Housing Finance Agency, Housing Revenue Bonds
             (Antigua Club Apartments Project), 1995 Series A1:
    $  1,000  6.750%, 8/01/14 (Alternative Minimum Tax)                    2/05 at 102.00       AAA $ 1,045,250
       5,000  6.875%, 8/01/26 (Alternative Minimum Tax)                    2/05 at 102.00       AAA   5,239,950

       1,115 Florida Housing Finance Agency, Housing Revenue Bonds         2/05 at 102.00       AAA   1,168,029
              (Brittany of Rosemont Apartments Project), 1995 Series C1,
              6.875%, 8/01/26 (Alternative Minimum Tax)

             Florida Housing Finance Agency, Housing Revenue Bonds, 1995
              Series H (The Vineyards Project):
       1,260  6.400%, 11/01/15                                            11/05 at 102.00      BBB-   1,319,157
       1,660  6.500%, 11/01/25                                            11/05 at 102.00      BBB-   1,729,986

       2,000 Florida Housing Finance Agency, Multifamily Housing Revenue   8/06 at 102.00       AAA   2,121,740
              Refunding Bonds, 1991 Series C, Players Club, 6.200%,
              8/01/16

       3,500 Florida Housing Finance Agency, Housing Revenue Bonds, 1996  10/06 at 102.00       AAA   3,685,010
              Series H (Villas of Capri Project), 6.100%, 4/01/17
              (Alternative Minimum Tax)

       1,000 Florida Housing Finance Agency, Housing Revenue Bonds, 1996   9/06 at 102.00       AAA   1,042,460
              Series N (Leigh Meadows Apartments Project), 6.300%,
              9/01/36 (Alternative Minimum Tax)

       1,000 Florida Housing Finance Agency, Housing Revenue Bonds, 1996   9/06 at 102.00       AAA   1,042,460
              Series O (Stoddert Arms Apartments Project), 6.300%,
              9/01/36 (Alternative Minimum Tax)

       1,410 Florida Housing Finance Agency, Multifamily Housing Revenue  12/02 at 100.00       AAA   1,413,835
              Bond, 1989 Series I (GNMA Collateralized - Driftwood
              Terrace Apartments Project), 7.650%, 12/20/31 (Alternative
              Minimum Tax)

      10,000 Florida Housing Finance Agency, Housing Revenue Bonds,        7/08 at 102.00       N/R   9,481,000
              Series 1998 T1 (Whistlers Cove Apartment Project), 6.500%,
              1/01/39 (Alternative Minimum Tax)

      10,000 Florida Housing Finance Corporation, Revenue Bonds,             No Opt. Call       N/R   9,974,000
              Pembroke Apartments, Series 2001B,
              7.750%, 2/01/41

       1,000 Orange County Housing Finance Authority, Florida,             4/03 at 100.00      BBB+   1,000,180
              Multifamily Housing Revenue Bonds (Ashley Point Apartments
              Project), 1994 Series A, 7.100%, 10/01/24 (Alternative
              Minimum Tax)

         750 Housing Finance Authority of Palm Beach County, Florida,      6/08 at 102.00       N/R     753,600
              Multifamily Housing Revenue Bonds (Windsor Park Apartments
              Project), Series 1998, 5.900%, 6/01/38 (Alternative
              Minimum Tax)

      13,100 Housing Finance Authority of Palm Beach County, Florida,      7/10 at 102.00       N/R  13,178,731
              Multifamily Housing Revenue Bonds (Saddlebrook Apartments
              Project), Series 2000A, 7.450%, 7/01/40 (Alternative
              Minimum Tax) (Mandatory put 7/01/30)
---------------------------------------------------------------------------------------------------------------
             Housing/Single Family - 3.0%

         215 Housing Finance Authority of Broward County, Florida, Home      No Opt. Call       AAA      56,356
              Mortgage Revenue Bonds, 1985 Series A, 0.000%, 4/01/16

       1,720 Housing Finance Authority of Clay County, Florida, Single     3/05 at 102.00       Aaa   1,794,270
              Family Mortgage Revenue Bonds, Series 1995 (Multi-County
              Program), 6.550%, 3/01/28 (Alternative Minimum Tax)

       1,000 Housing Finance Authority of Dade County, Florida, Single     4/05 at 102.00       AAA   1,044,960
              Family Mortgage Revenue Bonds, Series 1995, 6.700%,
              4/01/28 (Alternative Minimum Tax)

         385 Duval County Housing Finance Authority, Florida, Single      10/04 at 102.00       Aaa     399,183
              Family Mortgage Revenue Bonds (GNMA Mortgage-Backed
              Securities Program), Series 1994, 6.550%, 10/01/15
              (Alternative Minimum Tax)

          25 Escambia County Housing Finance Authority, Florida, Single    4/05 at 102.00       AAA      26,162
              Family Mortgage Revenue Bonds (Multi-County Program),
              Series 1995, 6.950%, 10/01/27 (Alternative Minimum Tax)

         665 Florida Housing Finance Agency, Single Family Mortgage        7/04 at 102.00       AAA     692,558
              Revenue Refunding Bonds, Series A, 6.250%, 7/01/11

             Florida Housing Finance Agency, Single Family Mortgage
              Revenue Refunding Bonds, Series 1995A:
         520  6.550%, 7/01/14 (Alternative Minimum Tax)                    1/05 at 102.00       AAA     543,774
         525  6.650%, 1/01/24 (Alternative Minimum Tax)                    1/05 at 102.00       AAA     547,565

       1,085 Leon County, Florida, Housing Finance Authority, Single         No Opt. Call       AAA   1,242,954
              Family Mortgage Revenue Bonds (Multi-County Program),
              Series 1995B, 7.300%, 1/01/28 (Alternative Minimum Tax)

         335 Housing Finance Authority of Manatee County, Florida,        11/05 at 102.00       Aaa     352,758
              Single Family Mortgage Revenue Bonds, Series 1994,
              Subseries 3, 7.600%, 11/01/26 (Alternative Minimum Tax)

----
6

   Principal                                                                Optional Call                Market
Amount (000) Description                                                      Provisions* Ratings**       Value
---------------------------------------------------------------------------------------------------------------
             Housing/Single Family (continued)

    $  8,640 Orange County, Florida, Housing Finance Authority,             9/08 at 27.73       Aaa $ 1,694,736
              Homeowner Revenue Bonds, 1999 Series A-2, 0.000%, 3/01/31

       1,300 Orange County, Florida, Housing Finance Authority,            3/11 at 101.00       Aaa   1,330,862
              Homeowner Revenue Bonds, 2002 Series A, 5.550%, 9/01/33
              (Alternative Minimum Tax)

         345 Housing Finance Authority of Palm Beach County, Florida,      3/03 at 101.00       Aaa     348,819
              Single Family Mortgage Revenue Bonds, 1990 Series B,
              7.600%, 3/01/23

         930 Polk County, Florida, Housing Finance Authority, Single       3/03 at 100.00       Aaa     934,092
              Family Mortgage Revenue Refunding Bonds, Series 1991A,
              7.150%, 9/01/23
---------------------------------------------------------------------------------------------------------------
             Long-Term Care - 6.6%

      10,000 City of Atlantic Beach, Florida, Healthcare Facilities       10/09 at 101.00         A  10,194,700
              Revenue Refunding Bonds (Fleet Landing Project), Series
              1999, 6.000%, 10/01/29

             Escambia County Health Facilities Authority, Florida,
             Health Facilities Revenue Bonds (Azalea Trace, Inc.),
             Series 1997:
       1,000  6.000%, 1/01/15                                              1/07 at 102.00       N/R     990,630
       1,595  6.100%, 1/01/19                                              1/07 at 102.00       N/R   1,543,832

             Jacksonville Health Facilities Authority, Florida,
             Tax-Exempt Industrial Development Revenue Bonds (National
             Benevolent Association - Cypress Village Florida Project),
             Series 1996A:
         690  6.125%, 12/01/16                                            12/06 at 102.00      Baa3     615,846
       1,000  6.250%, 12/01/26                                            12/06 at 102.00      Baa3     844,200

       8,000 Palm Beach County, Florida, Health Facilities Authority,     11/06 at 102.00      BBB+   8,021,040
              Retirement Community Revenue Bonds (Adult Communities
              Total Services, Inc. Obligated Group), Series 1996,
              5.625%, 11/15/20

             Sarasota County, Florida, Health Facilities Authority,
             Health Facilities Revenue Refunding Bonds, Series 1995
             (Sunnyside Properties Project):
         570  5.500%, 5/15/03                                                No Opt. Call       N/R     573,910
         600  5.500%, 5/15/04                                                No Opt. Call       N/R     611,496
         170  5.500%, 5/15/05                                                No Opt. Call       N/R     173,835
       1,000  6.000%, 5/15/10                                              5/06 at 102.00       N/R     956,560
---------------------------------------------------------------------------------------------------------------
             Tax Obligation/General - 9.0%

             Village of Bolingbrook, Illinois, General Obligation Bonds,
             Series 1999C Refunding:
       2,540  0.000%, 1/01/29                                               1/09 at 33.86       AAA     557,200
       3,750  0.000%, 1/01/33                                               1/09 at 27.10       AAA     648,150
       1,325  0.000%, 1/01/34                                               1/09 at 25.64       AAA     216,028

             State of Florida, Full Faith and Credit, Department of
             Transportation, Right-of-Way Acquisition and Bridge
             Construction Bonds, Series 2002:
       5,465  5.250%, 7/01/20                                              7/12 at 101.00       AA+   5,701,635
       5,180  5.000%, 7/01/31                                              7/12 at 101.00       AAA   5,160,212

       2,165 State of Florida, Full Faith and Credit, State Board of         No Opt. Call       AA+   3,006,579
              Education, Public Education Capital Outlay Bonds, Series
              1985, 9.125%, 6/01/14

             State of Florida, Full Faith and Credit, State Board of
             Education, Public Education Capital Outlay Bonds, 1996
             Series B:
       2,220  4.750%, 6/01/21                                              6/07 at 101.00       AA+   2,191,739
       2,120  4.500%, 6/01/27                                              6/07 at 101.00       AA+   1,949,573

       2,750 State of Florida, Full Faith and Credit, State Board of       6/08 at 101.00       AAA   2,677,923
              Education, Public Education Capital Outlay Bonds, 1997
              Series B, 4.750%, 6/01/23

       6,640 State of Florida, Full Faith and Credit, State Board of       6/12 at 101.00       AAA   6,734,886
              Education, Public Education Capital Outlay Bonds, 2002
              Series B Refunding, 5.000%, 6/01/21

             Palm Beach County, Florida, General Obligation Bonds
             (Recreational and Cultural Facilities Program), Series
             1999A:
       1,560  5.750%, 8/01/18                                              8/09 at 100.00       AAA   1,692,241
       1,970  5.750%, 8/01/19                                              8/09 at 100.00       AAA   2,136,997

         635 Township of Piscataway, New Jersey, General Obligation          No Opt. Call       Aaa     670,820
              Bonds, Series 2001, 5.000%, 8/15/19

----
7

Portfolio of Investments (Unaudited)
NUVEEN FLORIDA MUNICIPAL BOND FUND (continued)
November 30, 2002


   Principal                                                                Optional Call                Market
Amount (000) Description                                                      Provisions* Ratings**       Value
---------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited - 8.5%

    $    850 Beacon Tradeport Community Development District, Miami-Dade   5/12 at 102.00        AA $   880,413
              County, Florida, Special Assessment Bonds, Series 2002A,
              Commercial Project, 5.625%, 5/01/32

         550 Dade County, Florida, Special Obligation and Refunding       10/06 at 102.00       AAA     548,026
              Bonds, Series 1996B, 5.000%, 10/01/35

             Escambia County, Florida, Sales Tax Revenue Bonds, Series
             2002 Refunding:
       2,315  5.250%, 10/01/15                                            10/12 at 101.00       AAA   2,513,210
       1,200  5.250%, 10/01/16                                            10/12 at 101.00       AAA   1,294,092

       5,000 County of Hernando, Florida, Revenue Bonds (Criminal            No Opt. Call       AAA   6,615,700
              Justice Complex Financing Program), 1986 Series,
              7.650%, 7/01/16

       3,000 Hillsborough County School District, Florida, Sales Tax      10/11 at 100.00       AAA   3,141,570
              Revenue Bonds, Series 2002, 5.375%, 10/01/20

         240 Martin County, Florida, Special Assessment Bonds, Series     11/05 at 100.00        A2     260,575
              1995 (Tropical Farms Water and Sewer Special Assessment
              District), 5.900%, 11/01/11

       1,000 Miami Beach Redevelopment Agency, Florida, Tax Increment     12/04 at 102.00      Baa1   1,015,210
              Revenue Bonds, Series 1993 (City Center/Historic
              Convention Village), 5.875%, 12/01/22 (Alternative Minimum
              Tax)

       3,760 Miami-Dade County, Florida, Industrial Development Revenue   10/10 at 102.00       AAA   3,881,523
              Bonds, BAC Funding Corporation Project, Series 2000A,
              5.375%, 10/01/30

       1,750 Northern Palm Beach County, Florida, Improvement District,    8/09 at 101.00       N/R   1,768,568
              Water Control and Development Bonds, Unit of Development
              No. 9B, Series 1999, 6.000%, 8/01/29

       5,550 Okaloosa County, Florida, Fourth Cent Tourist Development    10/10 at 101.00       AAA   6,111,383
              Tax Revenue Bonds, Series 2000, 5.625%, 10/01/30

       1,245 Osceola County Industrial Development Authority, Florida,     8/11 at 101.00       AAA   1,237,219
              Industrial Development Revenue Bonds, P.M. Wells Charter
              School Project, Series 2001A, 5.000%, 8/01/26

         560 Tamarac, Florida, Sales Tax Revenue Bonds, Series 2002,       4/12 at 100.00       AAA     577,892
              5.000%, 4/01/18

       3,300 City of Tampa, Florida, Utilities Tax Improvement Bonds,        No Opt. Call       AAA   1,619,805
              Series 1996, 0.000%, 4/01/17
---------------------------------------------------------------------------------------------------------------
             Transportation - 10.7%

       6,000 Broward County, Florida, Airport System Revenue Bonds, 2001  10/11 at 101.00       AAA   6,020,160
              Series J-1, 5.250%, 10/01/26 (Alternative Minimum Tax)

       8,000 City of Chicago, Illinois, Chicago O'Hare International         No Opt. Call        Ca   1,520,000
              Airport, Special Facility Revenue Bonds, United Air Lines
              Inc. Project, Series 2001A, 6.375%, 11/01/35 (Alternative
              Minimum Tax) (Mandatory put 5/01/13)#

       1,000 Dade County, Florida, Aviation Revenue Bonds, 1992 Series     4/03 at 102.00       AAA   1,023,120
              B, 6.550%, 10/01/13 (Alternative Minimum Tax)

      11,000 Dallas-Fort Worth, Texas, International Airport Facilities   11/07 at 100.00       BB-   4,772,020
              Improvement Corporation, Revenue Refunding Bonds, Series
              2000C, American Airlines, 6.150%, 5/01/29 (Alternative
              Minimum Tax) (Mandatory put 11/01/07)

       4,000 Greater Orlando Aviation Authority, Florida, Airport         10/12 at 100.00       AAA   3,980,600
              Facilities Revenue Bonds, Series 2002B, 5.125%, 10/01/21
              (Alternative Minimum Tax)

       1,000 Hillsborough County Aviation Authority, Florida, Tampa       10/06 at 102.00       AAA   1,091,660
              International Airport Revenue Bonds, Series 1996B, 5.875%,
              10/01/23

      10,065 Lee County, Florida, Airport Revenue Bonds, Series 2000A,    10/10 at 101.00       AAA  10,601,867
              5.750%, 10/01/22 (Alternative Minimum Tax)

       4,000 Miami-Dade County, Florida, Aviation Revenue Bonds, Miami    10/12 at 100.00       AAA   4,241,760
              International Airport, Series 2002, 5.750%, 10/01/20
              (Alternative Minimum Tax)

             Sanford Airport Authority, Florida, Industrial Development
             Revenue Bonds (Central Florida Terminals Inc. Project),
             Series 1995A:
       3,000  7.500%, 5/01/15 (Alternative Minimum Tax)                    5/06 at 102.00       N/R   2,918,040
       3,270  7.750%, 5/01/21 (Alternative Minimum Tax)                    5/06 at 102.00       N/R   3,208,524
---------------------------------------------------------------------------------------------------------------
             U.S. Guaranteed - 6.7%

         255 Dade County, Florida, Special Obligation Bonds (Courthouse    4/04 at 102.00     A3***     275,530
              Center Project), Series 1994, 6.300%, 4/01/14
              (Pre-refunded to 4/01/04)

----
8

   Principal                                                                Optional Call                 Market
Amount (000) Description                                                      Provisions* Ratings**        Value
----------------------------------------------------------------------------------------------------------------
             U.S. Guaranteed (continued)

    $  1,500 Dade County Health Facilities Authority, Florida, Hospital      No Opt. Call       AAA $  1,681,560
              Revenue Bonds, Series 1991A (Baptist Hospital of Miami
              Project), 5.750%, 5/01/21

             State of Florida, Full Faith and Credit, Broward County
             Expressway Authority Bonds, Series 1984 (General Obligation
             Bonds):
       4,000  9.875%, 7/01/09                                                No Opt. Call       AAA    5,255,360
       1,000  10.000%, 7/01/14                                               No Opt. Call       AAA    1,466,520

         335 State of Florida, Full Faith and Credit, State Board of      12/02 at 100.00       AAA      461,844
              Education, Public Education Capital Outlay Bonds, Series
              1985, 9.125%, 6/01/14

       1,500 State of Florida, Department of Corrections, Certificates     3/04 at 102.00     AA***    1,634,940
              of Participation, Gadsden County Facility, Series 1994,
              6.000%, 3/01/14 (Pre-refunded to 3/01/04)

         145 Orange County, Florida, Sales Tax Revenue Bonds, Series       1/03 at 100.00       AAA      168,404
              1989, 6.125%, 1/01/19

       1,000 Orlando Utilities Commission, Florida, Water and Electric       No Opt. Call    Aa2***    1,224,670
              Subordinated Revenue Bonds, Series 1989D, 6.750%, 10/01/17

       4,000 Palm Beach County, Florida, Industrial Development Revenue   12/06 at 102.00      A***    4,692,240
              Bonds, Series 1996 (Lourdes-Noreen McKeen Residence for
              Geriatric Care, Inc. Project), 6.625%, 12/01/26
              (Pre-refunded to 12/01/06)

       5,000 Sunrise Lakes Phase 4 Recreation District, Florida, General   8/05 at 102.00   BBB-***    5,690,850
              Obligation and Revenue Bonds, Series 1995A, 6.750%,
              8/01/24 (Pre-refunded to 8/01/05)

       2,000 City of Tampa, Florida, Allegany Health System Revenue       12/04 at 102.00       AAA    2,223,900
              Bonds, St. Joseph's Hospital, Inc. Issue, Series 1994,
              6.500%, 12/01/23 (Pre-refunded to 12/01/04)
----------------------------------------------------------------------------------------------------------------
             Utilities - 10.2%

       4,350 Hillsborough County, Florida, Industrial Development         10/12 at 100.00        A2    4,317,201
              Authority, Pollution Control Revenue Bonds, Tampa Electric
              Company Project, Series 2002, 5.100%, 10/01/13

      10,020 JEA, Florida, Saint John's River Power Park System Revenue   10/11 at 100.00        AA   10,289,438
              Bonds, Issue 2, 17th Series 2002 Refunding, 5.000%,
              10/01/18

       2,145 Jacksonville Beach, Florida, Utilities Revenue Bonds,        10/10 at 100.00       Aaa    2,204,352
              Series 2002 Refunding, 5.000%, 4/01/18 (WI, settling
              12/05/02)

      10,000 City of Lakeland, Florida, Energy System Revenue Bonds,      10/10 at 100.00       AAA   10,349,100
              Series 2000B, 5.500%, 10/01/40

       4,135 Orlando Utilities Commission, Florida, Water and Electric    10/12 at 100.00       Aa2    4,112,009
              Revenue Bonds, Series 2002C Refunding, 5.000%, 10/01/27

       8,000 Palm Beach County, Florida, Solid Waste Authority Revenue       No Opt. Call       AAA    4,326,720
              Bonds, Series 2002B, 0.000%, 10/01/15

       2,000 St. Lucie County, Florida, Solid Waste Disposal Revenue       5/03 at 101.00       Aa3    2,042,500
              Bonds (Florida Power and Light Company Project), Series
              1992, 6.700%, 5/01/27 (Alternative Minimum Tax)
----------------------------------------------------------------------------------------------------------------
             Water and Sewer - 3.6%

         705 City of Callaway/Bay County, Florida, Wastewater System       9/06 at 102.00       AAA      763,628
              Revenue Bonds, Series 1996A, 6.000%, 9/01/26

             City of Clearwater, Florida, Water and Sewer Revenue
              Refunding Bonds, Series 1998:
       2,155  0.000%, 12/01/12                                             12/08 at 85.42       AAA    1,367,843
       1,000  0.000%, 12/01/13                                             12/08 at 80.93       AAA      594,890

       1,000 Town of Davie, Florida, Water and Sewer Improvement and       4/03 at 102.00       AAA    1,023,310
              Refunding Revenue Bonds, Series 1992, 6.250%, 10/01/17

       2,000 Escambia County Utilities Authority, Florida, Utility           No Opt. Call       AAA    1,129,200
              System Revenue Bonds, Series 1992B, 0.000%, 1/01/15

             Manatee County, Florida, Public Utilities Revenue Refunding
              and Improvement Bonds, Series 1991C:
       1,850  0.000%, 10/01/08                                               No Opt. Call       AAA    1,510,729
       2,800  0.000%, 10/01/09                                               No Opt. Call       AAA    2,173,947

       4,600 City of Port Saint Lucie, Florida, Utility System Revenue     9/11 at 100.00       AAA    4,635,143
              Bonds, Series 2001, 5.125%, 9/01/31
----------------------------------------------------------------------------------------------------------------
    $385,220 Total Long-Term Investments (cost $361,690,703) - 97.9%                                 361,724,758
----------------------------------------------------------------------------------------------------------------
------------

----
9

Portfolio of Investments (Unaudited)
NUVEEN FLORIDA MUNICIPAL BOND FUND (continued)
November 30, 2002

   Principal                                                                                Market
Amount (000) Description                                                    Ratings**        Value
--------------------------------------------------------------------------------------------------
             Short-Term Investments - 1.1%

    $  2,000 Capital Projects Finance Authority, Florida, Continuing           VMIG-1 $  2,000,000
              Care Retirement Community Revenue Bonds, Glenridge on
              Palmer Ranch, Variable Rate Demand Bonds, Series 2002C,
              1.250%, 6/01/12+

       1,975 Salt Lake County, Utah, Pollution Control Revenue Refunding          P-1    1,975,000
              Bonds, Service Station Holdings Project, Variable Rate
              Demand Bonds, 1.250%, 2/01/08+
--------------------------------------------------------------------------------------------------
    $  3,975 Total Short-Term Investments (cost $3,975,000)                              3,975,000
--------------------------------------------------------------------------------------------------
------------
             Other Assets Less Liabilities - 1.0%                                        3,766,903

             ------------------------------------------------------------------------------------
             Net Assets Applicable to Common Shares - 100%                            $369,466,661

             ------------------------------------------------------------------------------------

           * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
           ** Ratings: Using the higher of Standard & Poor's or Moody's rating. *** Securities are backed by an escrow or trust containing sufficient
              U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.
           # On December 9, 2002, UAL Corporation, the holding company of United Air Lines, Inc., filed for federal bankruptcy protection. The Adviser believes United will remain current on their interest payment obligations with respect to these bonds, which relate to essential operating facilities.
          N/R Investment is not rated.
         (WI)  Security purchased on a when-issued basis.
           + Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.



                                See accompanying notes to financial statements.

----
10

Statement of Assets and Liabilities (Unaudited)
NUVEEN FLORIDA MUNICIPAL BOND FUND
November 30, 2002

-----------------------------------------------------------------------------------------------------------------
Assets
Investments in municipal securities, at market value                                                $361,724,758
Temporary investments in short-term securities, at amortized cost, which approximates market value     3,975,000
Cash                                                                                                   2,305,784
Receivables:
  Interest                                                                                             5,274,014
  Investments sold                                                                                     2,163,223
  Shares sold                                                                                            553,611
Other assets                                                                                              14,802
-----------------------------------------------------------------------------------------------------------------
    Total assets                                                                                     376,011,192
-----------------------------------------------------------------------------------------------------------------
Liabilities
Payables:
  Investments purchased                                                                                4,425,843
  Shares redeemed                                                                                        144,017
Accrued expenses:
  Management fees                                                                                        164,444
  12b-1 distribution and service fees                                                                     83,477
  Other                                                                                                  164,957
Dividends payable                                                                                      1,561,793
-----------------------------------------------------------------------------------------------------------------
    Total liabilities                                                                                  6,544,531
-----------------------------------------------------------------------------------------------------------------
Net assets                                                                                         $ 369,466,661
-----------------------------------------------------------------------------------------------------------------
Class A Shares
Net assets                                                                                         $ 242,699,147
Shares outstanding                                                                                    23,829,402
Net asset value and redemption price per share                                                     $       10.18
Offering price per share (net asset value per share plus
 maximum sales charge of 4.20% of offering price)                                                  $       10.63
-----------------------------------------------------------------------------------------------------------------
Class B Shares
Net assets                                                                                         $  30,155,922
Shares outstanding                                                                                     2,962,975
Net asset value, offering and redemption price per share                                           $       10.18
-----------------------------------------------------------------------------------------------------------------
Class C Shares
Net assets                                                                                         $  31,646,904
Shares outstanding                                                                                     3,108,561
Net asset value, offering and redemption price per share                                           $       10.18
-----------------------------------------------------------------------------------------------------------------
Class R Shares
Net assets                                                                                         $  64,964,688
Shares outstanding                                                                                     6,384,212
Net asset value, offering and redemption price per share                                           $       10.18
-----------------------------------------------------------------------------------------------------------------

Net Assets Consist of:
-----------------------------------------------------------------------------------------------------------------
Capital paid-in                                                                                    $ 367,736,694
Undistributed (Over-distribution of) net investment income                                              (254,657)
Accumulated net realized gain from investments                                                         1,950,569
Net unrealized appreciation of investments                                                                34,055
-----------------------------------------------------------------------------------------------------------------
Net assets                                                                                         $ 369,466,661
-----------------------------------------------------------------------------------------------------------------

                                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
11

Statement of Operations (Unaudited)
NUVEEN FLORIDA MUNICIPAL BOND FUND
Six Months Ended November 30, 2002

-------------------------------------------------------------------------------
Investment Income                                                   $10,980,814
--------------------------------------------------------------------------------
Expenses
Management fees                                                         997,498
12b-1 service fees - Class A                                            247,678
12b-1 distribution and service fees - Class B                           141,265
12b-1 distribution and service fees - Class C                           111,090
Shareholders' servicing agent fees and expenses                         108,047
Custodian's fees and expenses                                            65,968
Trustees' fees and expenses                                               4,262
Professional fees                                                        12,647
Shareholders' reports - printing and mailing expenses                    26,571
Federal and state registration fees                                       3,761
Other expenses                                                            7,008
--------------------------------------------------------------------------------
Total expenses before custodian fee credit                            1,725,795
 Custodian fee credit                                                   (29,122)
--------------------------------------------------------------------------------
Net expenses                                                          1,696,673
--------------------------------------------------------------------------------
Net investment income                                                 9,284,141
--------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) from Investments
Net realized gain from investments                                    1,033,815
Net change in unrealized appreciation (depreciation) of investments  (4,581,707)
--------------------------------------------------------------------------------
Net gain (loss) from investments                                     (3,547,892)
--------------------------------------------------------------------------------
Net increase in net assets from operations                          $ 5,736,249
--------------------------------------------------------------------------------




                                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
12

Statement of Changes in Net Assets (Unaudited)
NUVEEN FLORIDA MUNICIPAL BOND FUND

                                                                                     Six Months Ended     Year Ended
                                                                                             11/30/02        5/31/02
--------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                                    $  9,284,141  $ 18,348,070
Net realized gain from investments                                                          1,033,815     2,054,888
Net change in unrealized appreciation (depreciation) of investments                        (4,581,707)   (3,925,900)
--------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                                  5,736,249    16,477,058
--------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders
From and in excess of net investment income:
  Class A                                                                                  (6,414,323)  (13,032,394)
  Class B                                                                                    (658,145)   (1,143,288)
  Class C                                                                                    (685,671)   (1,089,646)
  Class R                                                                                  (1,735,239)   (3,345,660)
--------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                                  (9,493,378)  (18,610,988)
--------------------------------------------------------------------------------------------------------------------
Fund Share Transactions
Net proceeds from sale of shares                                                           34,763,437    53,427,355
Net proceeds from shares issued to shareholders due to reinvestment of distributions        2,925,977     5,618,999
--------------------------------------------------------------------------------------------------------------------
                                                                                           37,689,414    59,046,354
Cost of shares redeemed                                                                   (22,843,523)  (39,655,322)
--------------------------------------------------------------------------------------------------------------------
Net increase in net assets from Fund share transactions                                    14,845,891    19,391,032
--------------------------------------------------------------------------------------------------------------------
Net increase in net assets                                                                 11,088,762    17,257,102
Net assets at the beginning of period                                                     358,377,899   341,120,797
--------------------------------------------------------------------------------------------------------------------
Net assets at the end of period                                                          $369,466,661  $358,377,899
--------------------------------------------------------------------------------------------------------------------
Undistributed (Over-distribution of) net investment income at the end of period          $   (254,657) $    (96,327)
--------------------------------------------------------------------------------------------------------------------


                                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
13

Notes to Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

The Nuveen Multistate Trust I (the "Trust") is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust comprises the Nuveen Florida Municipal Bond Fund (the "Fund"), among others. The Trust was organized as a Massachusetts business trust on July 1, 1996. The Fund was organized as a series of a predecessor trust prior to that date.

The Fund seeks to provide high tax-free income and preservation of capital through investments in a diversified portfolio of quality municipal bonds.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with accounting principles generally accepted in the United States.

Securities Valuation
The prices of municipal bonds in the Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. If it is determined that market prices for a security are unavailable or inappropriate, the Board of Trustees of the Fund or its designee may establish a fair value for the security. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At November 30, 2002, the Fund had outstanding when-issued purchase commitments of $4,425,843.

Investment Income
Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis.

Dividends and Distributions to Shareholders
Tax-exempt net investment income is declared monthly as a dividend. Generally, payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Income Taxes
The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income to its shareholders. Therefore, no federal income tax provision is required. Furthermore, the Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal income tax, to retain such tax-exempt status when distributed to shareholders of the Fund.

Flexible Sales Charge Program
The Fund offers Class A, B, C and R Shares. Class A Shares are sold with a sales charge and incur an annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available only under limited circumstances.


--------------------------------------------------------------------------------
14

Derivative Financial Instruments
The Fund may invest in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics. Although the Fund is authorized to invest in such financial instruments, and may do so in the future, it did not make any such investments during the six months ended November 30, 2002.

Expense Allocation
Expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Custodian Fee Credit
The Fund has an agreement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on the Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fund Shares

Transactions in Fund shares were as follows:

                                                      Six Months Ended             Year Ended
                                                          11/30/02                   5/31/02
                                                  ------------------------  ------------------------
                                                       Shares        Amount      Shares        Amount
-----------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                          1,663,979  $ 17,260,472   3,222,359  $ 33,442,023
  Class B                                            374,364     3,880,335     769,265     7,947,677
  Class C                                            772,334     8,006,443     859,734     8,909,183
  Class R                                            542,328     5,616,187     301,829     3,128,472
Shares issued to shareholders due to reinvestment
 of distributions:
  Class A                                            149,660     1,548,641     294,002     3,048,464
  Class B                                             13,992       144,720      23,057       238,744
  Class C                                             15,617       161,608      23,081       239,175
  Class R                                            103,564     1,071,008     201,974     2,092,616
-----------------------------------------------------------------------------------------------------
                                                   3,635,838    37,689,414   5,695,301    59,046,354
-----------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                         (1,716,973)  (17,737,255) (2,983,269)  (30,850,421)
  Class B                                           (162,185)   (1,680,408)   (245,954)   (2,549,109)
  Class C                                           (202,143)   (2,075,641)   (290,837)   (3,008,339)
  Class R                                           (130,668)   (1,350,219)   (315,093)   (3,247,453)
-----------------------------------------------------------------------------------------------------
                                                  (2,211,969)  (22,843,523) (3,835,153)  (39,655,322)
-----------------------------------------------------------------------------------------------------
Net increase                                       1,423,869  $ 14,845,891   1,860,148  $ 19,391,032
-----------------------------------------------------------------------------------------------------

3. Securities Transactions

Purchases and sales (including maturities) of investments in long-term municipal securities during the six months ended November 30, 2002, aggregated $44,969,303 and $37,386,845, respectively. Purchases and sales (including maturities) of investments in short-term securities during the six months ended November 30, 2002, aggregated $19,950,000 and $15,975,000, respectively.

4. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing income on taxable market discount securities and timing differences in recognizing certain gains and losses on security transactions.

At November 30, 2002, the cost of investments owned was $365,599,393.

The net unrealized appreciation of investments at November 30, 2002, aggregated $100,365 of which $14,977,474 related to appreciated securities and $14,877,109 related to depreciated securities.


----
15

The tax components of undistributed net investment income and net realized gains at May 31, 2002, the Fund's last fiscal year end, were as follows:

              ----------------------------------------------------
              Undistributed tax-exempt income           $1,433,312
              Undistributed ordinary income*                    --
              Undistributed net long-term capital gains    916,754
              ----------------------------------------------------

The tax character of distributions paid during the fiscal year ended May 31, 2002, the Fund's last fiscal year end, were designated for purposes of the dividends paid deduction as follows:

           ----------------------------------------------------------
           Distributions from tax-exempt income           $18,567,375
           Distributions from ordinary income*                     --
           Distributions from net long-term capital gains          --
           ----------------------------------------------------------

* Ordinary income consists of taxable market discount income and net short-term capital gains, if any.

5. Management Fee and Other Transactions with Affiliates

Under the Trust's investment management agreement with Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, the Fund pays an annual management fee, payable monthly, at the rates set forth below which are based upon the average daily net assets of the Fund as follows:

           Average Daily Net Assets                  Management Fee
           ---------------------------------------------------------
           For the first $125 million                         .5500%
           For the next $125 million                          .5375
           For the next $250 million                          .5250
           For the next $500 million                          .5125
           For the next $1 billion                            .5000
           For the next $3 billion                            .4750
           For net assets over $5 billion                     .4500
           ---------------------------------------------------------

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates.

The Adviser may voluntarily reimburse expenses from time to time. Voluntary reimbursements may be terminated at any time at the Adviser's discretion.


During the six months ended November 30, 2002, Nuveen Investments (the "Distributor"), a wholly owned subsidiary of The John Nuveen Company, collected sales charges on purchases of Class A Shares, all of which were paid out as concessions to authorized dealers as follows:

           ---------------------------------------------------------
           Sales charges collected                          $277,512
           Paid to authorized dealers                        277,512
           ---------------------------------------------------------

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the six months ended November 30, 2002, the Distributor compensated authorized dealers directly with commission advances at the time of purchase as follows:

           ---------------------------------------------------------
           Commission advances                              $253,080
           ---------------------------------------------------------

To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the six months ended November 30, 2002, the Distributor retained such 12b-1 fees as follows:

           ---------------------------------------------------------
           12b-1 fees retained                              $129,050
           ---------------------------------------------------------

The remaining 12b-1 fees charged to the Fund were paid to compensate authorized dealers for providing services to shareholders relating to their investments.


----
16

The Distributor also collected and retained CDSC on share redemptions during the six months ended November 30, 2002, as follows:

            -------------------------------------------------------
            CDSC retained                                   $46,664
            -------------------------------------------------------

6. Subsequent Event - Distributions to Shareholders

The Fund declared a dividend distribution from its tax-exempt net investment income which was paid on December 27, 2002, to shareholders of record on December 9, 2002, as follows:

--------------------------------------------------------------------------------

             Dividend per share:
              Class A                                        $.0435
              Class B                                         .0370
              Class C                                         .0390
              Class R                                         .0455
             ------------------------------------------------------

The Fund also declared a long-term capital gains distribution of $.0508 per share which was paid on December 4, 2002, to shareholders of record on December 2, 2002.



--------------------------------------------------------------------------------
17

Financial Highlights (Unaudited)

Selected data for a share outstanding throughout each period:

Class (Inception Date)
                                                   Investment Operations       Less Distributions
                                                 -------------------------  -----------------------


FLORIDA


                                                                Net            From
                                                          Realized/          and in
                                                         Unrealized          Excess
                                       Beginning     Net    Invest-          of Net                   Ending
                                             Net Invest-       ment         Invest-                      Net
                                           Asset    ment       Gain            ment  Capital           Asset     Total
Year Ended May 31,                         Value  Income     (Loss)   Total  Income    Gains   Total   Value Return(a)
------------------------------------------------------------------------------------------------------------------------
Class A (6/90)
 2003(d)                                  $10.28    $.26      $(.09) $ .17    $(.27)   $  --  $(.27) $10.18       1.63%
 2002                                      10.34     .54       (.05)   .49     (.55)      --   (.55)  10.28       4.84
 2001                                       9.97     .56        .36    .92     (.55)      --   (.55)  10.34       9.35
 2000                                      10.76     .54       (.77)  (.23)    (.55)    (.01)  (.56)   9.97      (2.17)
 1999                                      10.94     .55       (.14)   .41     (.55)    (.04)  (.59)  10.76       3.78
 1998                                      10.60     .56        .34    .90     (.55)    (.01)  (.56)  10.94       8.67
Class B (2/97)
 2003(d)                                   10.27     .22       (.08)   .14     (.23)      --   (.23)  10.18       1.35
 2002                                      10.33     .47       (.06)   .41     (.47)      --   (.47)  10.27       4.06
 2001                                       9.96     .48        .36    .84     (.47)      --   (.47)  10.33       8.53
 2000                                      10.77     .46       (.79)  (.33)    (.47)    (.01)  (.48)   9.96      (3.10)
 1999                                      10.95     .47       (.14)   .33     (.47)    (.04)  (.51)  10.77       3.05
 1998                                      10.61     .48        .35    .83     (.48)    (.01)  (.49)  10.95       7.89
Class C (9/95)
 2003(d)                                   10.28     .23       (.09)   .14     (.24)      --   (.24)  10.18       1.37
 2002                                      10.34     .49       (.05)   .44     (.50)      --   (.50)  10.28       4.29
 2001                                       9.97     .50        .36    .86     (.49)      --   (.49)  10.34       8.78
 2000                                      10.77     .48       (.78)  (.30)    (.49)    (.01)  (.50)   9.97      (2.79)
 1999                                      10.95     .49       (.14)   .35     (.49)    (.04)  (.53)  10.77       3.22
 1998                                      10.60     .50        .36    .86     (.50)    (.01)  (.51)  10.95       8.20
Class R (2/97)
 2003(d)                                   10.27     .27       (.08)   .19     (.28)      --   (.28)  10.18       1.85
 2002                                      10.33     .56       (.05)   .51     (.57)      --   (.57)  10.27       5.07
 2001                                       9.96     .58        .35    .93     (.56)      --   (.56)  10.33       9.54
 2000                                      10.76     .56       (.78)  (.22)    (.57)    (.01)  (.58)   9.96      (2.07)
 1999                                      10.94     .57       (.14)   .43     (.57)    (.04)  (.61)  10.76       4.01
 1998                                      10.60     .58        .35    .93     (.58)    (.01)  (.59)  10.94       8.91
------------------------------------------------------------------------------------------------------------------------

Class (Inception Date)
                                                                    Ratios/Supplemental Data
                                       ---------------------------------------------------------------------------------
                                                   Before Credit/           After            After Credit/
                                                   Reimbursement       Reimbursement(b)     Reimbursement(c)
FLORIDA                                         ------------------   ------------------   ------------------
                                                             Ratio                Ratio                Ratio
                                                            of Net               of Net               of Net
                                                           Invest-              Invest-              Invest-
                                                Ratio of      ment   Ratio of      ment   Ratio of      ment
                                                Expenses    Income   Expenses    Income   Expenses    Income
                                         Ending       to        to         to        to         to        to
                                            Net  Average   Average    Average   Average    Average   Average   Portfolio
                                         Assets      Net       Net        Net       Net        Net       Net    Turnover
Year Ended May 31,                        (000)   Assets    Assets     Assets    Assets     Assets    Assets        Rate
-------------------------------------------------------------------------------------------------------------------------
Class A (6/90)
 2003(d)                               $242,699      .86%*    5.06%*      .86%*    5.06%*      .84%*    5.07%*        10%
 2002                                   244,023      .87      5.24        .87      5.24        .86      5.25          17
 2001                                   239,837      .88      5.42        .88      5.42        .87      5.43          22
 2000                                   250,178     1.02      5.27       1.02      5.27       1.01      5.28          18
 1999                                   297,505      .84      5.00        .84      5.00        .84      5.00          19
 1998                                   292,399      .84      5.13        .84      5.13        .84      5.13          14
Class B (2/97)
 2003(d)                                 30,156     1.61*     4.31*      1.61*     4.31*      1.59*     4.32*         10
 2002                                    28,120     1.62      4.49       1.62      4.49       1.61      4.50          17
 2001                                    22,629     1.63      4.67       1.63      4.67       1.62      4.68          22
 2000                                    17,476     1.79      4.52       1.79      4.52       1.78      4.53          18
 1999                                    15,768     1.59      4.25       1.59      4.25       1.59      4.25          19
 1998                                     5,266     1.59      4.35       1.59      4.35       1.59      4.35          14
Class C (9/95)
 2003(d)                                 31,647     1.41*     4.50*      1.41*     4.50*      1.39*     4.51*         10
 2002                                    25,932     1.42      4.69       1.42      4.69       1.41      4.70          17
 2001                                    19,961     1.43      4.87       1.43      4.87       1.42      4.88          22
 2000                                    17,167     1.59      4.72       1.59      4.72       1.58      4.73          18
 1999                                    16,034     1.39      4.45       1.39      4.45       1.39      4.45          19
 1998                                     7,646     1.39      4.58       1.39      4.58       1.39      4.58          14
Class R (2/97)
 2003(d)                                 64,965      .66*     5.25*       .66*     5.25*       .64*     5.27*         10
 2002                                    60,302      .67      5.44        .67      5.44        .66      5.45          17
 2001                                    58,694      .68      5.62        .68      5.62        .67      5.63          22
 2000                                    56,943      .83      5.47        .83      5.47        .82      5.48          18
 1999                                    61,496      .64      5.20        .64      5.20        .64      5.20          19
 1998                                    56,428      .64      5.33        .64      5.33        .64      5.33          14
-------------------------------------------------------------------------------------------------------------------------

*  Annualized.
(a) Total returns are calculated on net asset value without any sales charge and are not annualized.
(b) After expense reimbursement from the Adviser, where applicable.
(c) After custodian fee credit and expense reimbursement, where applicable.
(d) For the six months ended November 30, 2002.


                                See accompanying notes to financial statements.

----
18

                                     Notes

----
19

                                     Notes

----
20

Fund Information
================================================================================

Fund Manager
Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606

Legal Counsel
Morgan, Lewis & Bockius LLP
Washington, D.C.

Independent Accountants
PricewaterhouseCoopers LLP
Chicago, IL

Custodian
State Street Bank & Trust
Boston, MA

Transfer Agent and Shareholder Services
Boston Financial
Data Services, Inc.
Nuveen Investor Services
P.O. Box 8530
Boston, MA 02266-8530
(800) 257-8787

================================================================================

Glossary of Terms Used in this Report

Average Duration: Duration is a measure of a bond or bond fund's sensitivity to changes in interest rates. Generally, the longer a bond or fund's duration, the more the price of the bond or fund will change as interest rates change.

Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return (including change in NAV and reinvested dividends) that would have been necessary on an annual basis to equal the investment's actual performance over the time period being considered.

Average Effective Maturity: The average of all the maturities of the bonds in a fund's portfolio, computed by weighting each maturity date (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions.


Market Yield (also known as Dividend Yield or Current Yield): An investment's current annualized dividend divided by its current offering price.

Net Asset Value (NAV): A fund's NAV is the dollar value of one share in the fund. It is calculated by subtracting the liabilities of the fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

SEC Yield: A standardized measure of a fund's yield that accounts for the future amortization of premiums or discounts of bonds held in the fund's portfolio.

Taxable-Equivalent Yield: The yield necessary from a fully taxable investment to equal, on an after-tax basis, the yield of a municipal bond investment.

================================================================================

NASD Regulation, Inc. provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of NASD members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.nasdr.com. NASD Regulation, Inc. also provides an investor brochure that includes information describing the Public Disclosure Program.

----
21

                                Serving
                         Investors
                                  For Generations

[Photo of John Nuveen, Sr. Appears Here]

John Nuveen, Sr.

A 100-Year Tradition of Quality Investments

Since 1898, Nuveen Investments has been synonymous with investments that withstand the test of time. In fact, more than 1.3 million investors have trusted Nuveen to help them build and sustain the wealth of a lifetime.

Whether your focus is long-term growth, dependable income or sustaining accumulated wealth, Nuveen offers a wide variety of investments and services to help meet your unique circumstances and financial planning needs. We can help you build a better, well-diversified portfolio.

Call Your Financial Advisor Today

To find out how Nuveen Mutual Funds might round out your investment portfolio, contact your financial advisor today. Or call Nuveen at (800) 257-8787 for more information. Ask your advisor or call for a prospectus, which details risks, fees and expenses. Please read the prospectus carefully before you invest.

NUVEEN
   Investments

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
www.nuveen.com

                                                                  NUVEEN
                                                                     Investments


--------------------------------------------------------------------------------

                          Nuveen Municipal Bond Funds

--------------------------------------------------------------------------------
                                 Semiannual Report dated November 30, 2002


Dependable, tax-free income because It's not what you earn, it's what you keep.(R)

--------------------------------------------------------------------------------

                              [PHOTOS APPEAR HERE]




Nuveen Maryland Municipal Bond Fund
Nuveen Pennsylvania Municipal Bond Fund
Nuveen Virginia Municipal Bond Fund

--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------

By registering for online access you can view and save on your computer the Fund information you currently receive in the mail. This information then can be
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Registering for electronic access is easy and only takes a few minutes. (see
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And if you decide you don't like receiving your reports electronically, it's a
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--------------------------------------------------------------------------------
Sign up today -- here's what you need to do. . .
--------------------------------------------------------------------------------

If your Nuveen Fund dividends and statements COME DIRECTLY TO YOU FROM NUVEEN, follow the steps outlined below:

1. Go to www.nuveen.com.

2. Select the Access Account tab. Select the E-Report Enrollment section. Click on Enrollment Page.

3. You'll be taken to a screen that asks for your Social Security number and
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5. Use this same process if you need to change your registration information or
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If your Nuveen Fund dividends and statements COME FROM YOUR FINANCIAL ADVISOR
BROKERAGE ACCOUNT, follow the steps outlined below:

1. Go to www.investordelivery.com.

2. Look at the address sheet that accompanied this report. Enter the personal
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3. You'll be taken to a page with several options. Select the New Enrollment-
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Must be preceded by or accompanied by a prospectus.
                             NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

--------------------------------------------------------------------------------
Dear Shareholder,

[PHOTO OF TIMOTHY R. SCHWERTFEGER APPEARS HERE]

     "I urge you to consider receiving future Fund reports and other Fund information through the Internet and by e-mail....see the inside front cover of this report for step-by-step instructions."


Once again, I am pleased to write that during the period covered by this report your Nuveen Fund continued to meet its objective of providing attractive monthly income free from federal income taxes and, where applicable, state income taxes. Detailed information on your Fund's performance can be found in the Portfolio Managers' Comments and on the Fund Spotlight pages within this report. Please take the time to read them.

In addition to providing regular tax-free income, we believe that a municipal bond investment like your Nuveen Fund also may offer opportunities to reduce the risk of your overall investment portfolio. This is because the prices of municipal bonds may move differently than the prices of the common stocks or other investments you may own. Since one part of your portfolio may be going up when another is going down, portfolio diversification may reduce your overall risk. Your financial advisor can explain the advantages of portfolio diversification in more detail. I urge you to contact him or her soon for more information on this important investment strategy.

I also urge you to consider receiving future Fund reports and other Fund information through the Internet and by e-mail rather than in hard copy. Not only will you be able to receive the information faster, but this also may help lower your Fund's expenses. Sign up is quick and easy - see the inside front cover of this report for step-by-step instructions.

For more than 100 years, Nuveen has specialized in offering quality investments such as your Nuveen Fund to those seeking to accumulate and preserve wealth. Our commitment to careful research, constant surveillance and judicious trading by our seasoned portfolio management team has never been stronger. Our mission continues to be to assist you and your financial advisor by offering the investment solutions and services that can help you meet your financial objectives. We thank you for choosing us as a partner as you work toward that goal.

Sincerely,

/s/ Tim Schwertfeger
Timothy R. Schwertfeger
Chairman of the Board

January 15, 2003

                           Semiannual Report | Page 1

--------------------------------------------------------------------------------
Portfolio Managers' Comments

In the following Q&A, portfolio managers Paul Brennan and Tom O'Shaughnessy examine economic and market conditions, key investment strategies, and the performance of the Funds. Paul, who has managed the Maryland and Virginia Funds since 1999, has 11 years of investment experience. Tom has 20 years of investment experience and has managed the Pennsylvania Fund since 1998.

(In January 2003, as part of a general realignment of portfolio management assignments, Paul Brennan assumed primary management responsibility for the Pennsylvania Fund. There were no changes in the investment objectives or general investment strategies of these Funds.)

Q. What factors had the greatest influence on the U.S. economy and the state municipal markets during the reporting period?

A. The economy sent mixed signals during 2002, turning in relatively strong first and third quarter performances, but recording somewhat weaker second quarter results. Consumer spending, fueled by historically low interest rates that drove new home sales and mortgage refinancings, continued to be a positive influence on the economy. However, with continued weakness in both business investment and the stock market, unemployment rising late in the period, and a heightened risk of war in the Middle East, many analysts questioned whether the economy was fully out of the woods. Such fears led the Federal Reserve Board to reduce the federal funds interest rate to 1.25 percent, the lowest level since 1961.

Many investors continued to be attracted to fixed-income securities. Through the first eleven months of 2002, the Investment Company Institute reported that investors added more than $15 billion in net new cash to open-end municipal bond funds, a 22 percent increase over the same time period in 2001. Partially fulfilling this demand was an increase in municipal bond issuance. Maryland, Pennsylvania and Virginia saw issuance rise 49 percent, 13 percent and 21 percent, respectively, during the first eleven months of 2002 when compared with the same period in 2001.

Q. How did the Funds perform during the twelve months ended November 30, 2002?

A. The accompanying chart provides performance information for each Fund (Class A shares at net asset value) for the twelve months ended November 30, 2002. The chart also compares the Funds' performances to that of their peers


--------------------------------------------------------------------------------
The views expressed reflect those of the portfolio managers and are subject to change at any time, based on market and other conditions.

                           Semiannual Report | Page 2

--------------------------------------------------------------------------------

Class A Shares -
One-Year Total Returns on NAV
as of 11/30/02
--------------------------------------------------------------------------------
Nuveen Maryland Municipal Bond Fund/1/                                     6.11%
Lipper Maryland Municipal Debt Funds
category average/2/                                                        5.29%
Lehman Brothers Municipal Bond Index/3/                                    6.32%
--------------------------------------------------------------------------------

Nuveen Pennsylvania Municipal Bond Fund/1/                                 4.52%
Lipper Pennsylvania Municipal Debt Funds
category average/2/                                                        5.03%
Lehman Brothers Municipal Bond Index/3/                                    6.32%
--------------------------------------------------------------------------------

Nuveen Virginia Municipal Bond Fund/1/                                     4.16%
Lipper Virginia Municipal Debt Funds
category average/2/                                                        4.74%
Lehman Brothers Municipal Bond Index/3/                                    6.32%
--------------------------------------------------------------------------------

(as measured by its Lipper category average) and to the overall municipal bond market (as measured by the Lehman Brothers Municipal Bond Index).

The Maryland Fund performed better than its Lipper peer group in part because of strong results from several healthcare bond holdings and pre-refunded bonds. It modestly underperformed the national Lehman Index, in part due to duration differences. Duration measures sensitivity to changes in interest rates. A fund or index with a longer duration normally would be expected to perform better than a fund or index with a shorter duration during a period of declining interest rates and rising bond prices, as was the case during much of the past year. As of November 30, 2002, the duration of the Maryland Fund was 6.17, compared with 8.04 for the Lehman Index.

The Pennsylvania Fund underperformed both its Lipper peer group and the Lehman Index for the year ended November 30, 2002. This was due primarily to the Fund's holdings of BBB rated securities, which comprised 26% of the portfolio at the end of the reporting period. In general, BBB and lower rated bonds did not perform as well as AAA or AA rated bonds over the timeframe covered by this report. As discussed in the next section, we already have taken a number of steps to improve the credit quality of this Fund's portfolio.

While the Virginia Fund's performance was in line with its Lipper peer group over this reporting period, its total returned lagged the Lehman Index. As with the Maryland Fund, this was primarily due to duration differences. As of November 30, 2002, the Virginia Fund had a duration of 6.42, compared with 8.04 for the Lehman Index. As noted previously, a fund or index with a longer duration normally would be expected to perform better during a period

--------------------------------------------------------------------------------
1 Performance is for Class A shares only as of the date indicated. Current performance for this or other share classes may be more or less than the results shown. Past performance is no guarantee of future performance.

2 For each state, the Lipper average shown represents the average total return for all reporting funds for the year ended November 30, 2002. As of that date, the Lipper averages included 33 Maryland funds, 62 Pennsylvania funds and 32 Virginia funds. All returns assume reinvestment of dividends and do not reflect any sales charges.

3 The Lehman Brothers Municipal Bond Index consists of a broad range of investment-grade municipal bonds and its performance does not reflect any initial or ongoing charges or expenses. You cannot invest directly in the Index.

                           Semiannual Report | Page 3
of declining interest rates and rising bond prices, as was the case during much of 2002.

Q. What strategies did you use to manage the Funds during the reporting period?

A. Our overall management strategy over the six months since our last report was relatively consistent with the longer-term strategy we've been employing for several years. For each state, we continued to concentrate on identifying municipal bonds that, in our opinion, enhanced the Funds' dividend-paying capabilities, helped diversify the Funds' holdings or improved the Funds' overall call protection.

In addition, we tried to take advantage of several state-by-state opportunities.

Maryland

When looking to invest new cash, we focused on long-intermediate bonds, those due to mature in approximately 20 years. We believed this area of the yield curve offered the most potential value for shareholders. At the same time, we looked to decrease our holdings in short-term bonds because we questioned whether they could continue to generate strong performance relative to their longer counterparts.

Our search for value led us to a handful of opportunities in the healthcare sector, which constituted 15 percent of the Fund's portfolio as of November 30, 2002. We were attracted to healthcare, especially hospital bonds, because we believed that the sector's credit profile and fundamentals had improved substantially.

We are comfortable with the Fund's relatively short duration given current market conditions and our belief that interest rates may start to rise during the coming months. We sought to maintain the Fund's relatively strong credit quality, and were reluctant to invest in bonds backed by corporate revenues because of the added risk we believed they carried.

Pennsylvania

Our approach with the Pennsylvania Fund was to make it more defensive in an attempt to help manage its overall risk. We believed that such an approach was prudent, given the credit weakness faced by a number of issuers within the state during the period. Specifically, we worked to increase overall diversification in order to reduce the risk that any one issuer's potential credit problems could dramatically impact the Fund's performance.

We also looked to raise the Fund's overall credit quality by increasing our weighting in AAA-rated and/or U.S. guaranteed bonds. As of November 30, 2002, 49 percent of the Fund's assets were in AAA-rated securities, compared with 41 percent as of May 31, 2002.

                           Semiannual Report | Page 4

Our overall trading activity was relatively modest during the past six months, though we did sell bonds issued by the Allegheny County Hospital Development Authority for the West Penn Allegheny Health System. These bonds had recently performed very well, better than the issuer's fundamentals justified, in our opinion. We took the price increase as an opportunity to sell the securities at a gain and reinvest the proceeds in bonds that we believed had better future appreciation potential.

Virginia

Like the Maryland Fund, our primary focus for investing new money was on long-intermediate bonds. We believed this maturity range provided most of the income potential of longer-term bonds without exposing the Fund to as much of the risk that would come from a general rise in interest rates. As with the Maryland Fund, we also looked to decrease our holdings in some shorter-term bonds.

Healthcare remained one area that offered what we thought were strong values. The fundamentals for many hospitals and health-care systems within the state continued to look relatively healthy during this reporting period, and we took advantage of our research expertise to locate issues that we believed were selling below their intrinsic value.

We sought to maintain the Fund's relatively strong credit quality, and were reluctant to invest in bonds backed by corporations. We are comfortable with the Fund's current duration given today's market conditions, especially given our belief that interest rates may start to rise during the coming months.

Q. What is your outlook for the municipal market and the Funds?

A. We are looking for the economy to improve slowly over next year, although at a slower pace than some are predicting. While each of these three states faces considerable economic challenges, we believe they are all in good financial condition and positioned to benefit from any improvement in the national economy.

In general, we expect to maintain our overall approach to managing the Funds. We are comfortable with their current positioning, though we will seek to continue to improve the Funds' dividend-paying capabilities, call protection and overall credit quality. In the Pennsylvania Fund, we plan to modestly reduce the duration while continuing to diversify the Fund's holdings and focus on highly rated securities. For the Maryland and Virginia Funds, we also plan to continue moderating durations in an attempt to limit volatility and overall risk.

                           Semiannual Report | Page 5


Fund Spotlight as of 11/30/02                              Nuveen Maryland Municipal Bond Fund
==============================================================================================
Quick Facts

                                       A Shares      B Shares       C Shares      R Shares
----------------------------------------------------------------------------------------------
NAV                                     $10.37        $10.39         $10.37        $10.40
----------------------------------------------------------------------------------------------
Latest Monthly Dividend/1/             $0.0400       $0.0335        $0.0355       $0.0420
----------------------------------------------------------------------------------------------
Inception Date                            9/94          3/97           9/94         12/91
----------------------------------------------------------------------------------------------

Average Annual Total Returns
as of 11/30/02/2/
A Shares                                      NAV              Offer
--------------------------------------------------------------------
1-Year                                       6.11%             1.65%
--------------------------------------------------------------------
5-Year                                       4.74%             3.84%
--------------------------------------------------------------------
10-Year                                      5.59%             5.13%
--------------------------------------------------------------------

B Shares                                  w/o CDSC            w/CDSC
--------------------------------------------------------------------
1-Year                                       5.41%             1.41%
--------------------------------------------------------------------
5-Year                                       3.98%             3.81%
--------------------------------------------------------------------
10-Year                                      5.00%             5.00%
--------------------------------------------------------------------

C Shares                                      NAV
--------------------------------------------------------------------
1-Year                                       5.56%
--------------------------------------------------------------------
5-Year                                       4.16%
--------------------------------------------------------------------
10-Year                                      4.95%
--------------------------------------------------------------------

R Shares                                      NAV
--------------------------------------------------------------------
1-Year                                       6.34%
--------------------------------------------------------------------
5-Year                                       4.94%
--------------------------------------------------------------------
10-Year                                      5.83%
--------------------------------------------------------------------

Tax-Free Yields
A Shares                                      NAV              Offer
--------------------------------------------------------------------
Market Yield                                 4.63%             4.44%
--------------------------------------------------------------------
SEC 30-Day Yield                             3.80%             3.64%
--------------------------------------------------------------------
Taxable-Equivalent Yield/3/                  5.71%             5.47%
--------------------------------------------------------------------

B Shares                                      NAV
--------------------------------------------------------------------
Market Yield                                 3.87%
--------------------------------------------------------------------
SEC 30-Day Yield                             3.21%
--------------------------------------------------------------------
Taxable-Equivalent Yield/3/                  4.83%
--------------------------------------------------------------------

C Shares                                      NAV
--------------------------------------------------------------------
Market Yield                                 4.11%
--------------------------------------------------------------------
SEC 30-Day Yield                             3.42%
--------------------------------------------------------------------
Taxable-Equivalent Yield/3/                  5.14%
--------------------------------------------------------------------

R Shares                                      NAV
--------------------------------------------------------------------
Market Yield                                 4.85%
--------------------------------------------------------------------
SEC 30-Day Yield                             4.17%
--------------------------------------------------------------------
Taxable-Equivalent Yield/3/                  6.27%
--------------------------------------------------------------------

Average Annual Total Returns
as of 9/30/02/2/
A Shares                                      NAV              Offer
--------------------------------------------------------------------
1-Year                                       9.05%             4.48%
--------------------------------------------------------------------
5-Year                                       5.48%             4.57%
--------------------------------------------------------------------
10-Year                                      5.89%             5.44%
--------------------------------------------------------------------

B Shares                                  w/o CDSC            w/CDSC
--------------------------------------------------------------------
1-Year                                       8.32%             4.32%
--------------------------------------------------------------------
5-Year                                       4.72%             4.55%
--------------------------------------------------------------------
10-Year                                      5.30%             5.30%
--------------------------------------------------------------------

C Shares                                      NAV
--------------------------------------------------------------------
1-Year                                       8.48%
--------------------------------------------------------------------
5-Year                                       4.90%
--------------------------------------------------------------------
10-Year                                      5.24%
--------------------------------------------------------------------

R Shares                                      NAV
--------------------------------------------------------------------
1-Year                                       9.27%
--------------------------------------------------------------------
5-Year                                       5.68%
--------------------------------------------------------------------
10-Year                                      6.14%
--------------------------------------------------------------------

Bond Credit Quality/4/

[PIE CHART APPEARS HERE]

           AAA/U.S. Guaranteed                                   49%
           ---------------------------------------------------------
           AA                                                    21%
           ---------------------------------------------------------
           A                                                     11%
           ---------------------------------------------------------
           BBB                                                   12%
           ---------------------------------------------------------
           NR                                                     5%
           ---------------------------------------------------------
           BB or Lower                                            2%
           ---------------------------------------------------------

Top Five Sectors/4/
Tax Obligation/Limited                                           20%
--------------------------------------------------------------------
Healthcare                                                       15%
--------------------------------------------------------------------
Housing/Multifamily                                              14%
--------------------------------------------------------------------
Tax Obligation/General                                           12%
--------------------------------------------------------------------
Education and Civic Organizations                                11%
--------------------------------------------------------------------

Portfolio Statistics
Net Assets ($000)                                            $95,149
--------------------------------------------------------------------
Average Effective Maturity (Years)                             18.73
--------------------------------------------------------------------
Average Duration                                                6.17
--------------------------------------------------------------------

--------------------------------------------------------------------------------
Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the Fund prospectus. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income generally is exempt from regular federal income taxes and from state income taxes for Maryland residents. Some income may be subject to state income taxes and to federal or state alternative minimum taxes. Capital gains, if any, are subject to tax.

1 Paid December 2, 2002. This is the latest monthly tax-exempt dividend declared during the period ended November 30, 2002.

2 Class R share returns are actual. Class A, B and C share returns are actual for the period since class inception; returns prior to class inception are Class R share returns adjusted for differences in sales charges and (in the case of Classes B and C) expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return.

3 Based on the SEC 30-Day Yield and a combined federal and state income tax rate of 33.5%.

4 As a percentage of total holdings as of November 30, 2002. Holdings are subject to change.


                           Semiannual Report | Page 6


Fund Spotlight as of 11/30/02                         Nuveen Pennsylvania Municipal Bond Fund
=============================================================================================
Quick Facts

                                         A Shares      B Shares       C Shares       R Shares
NAV                                        $10.19        $10.20         $10.17         $10.18
---------------------------------------------------------------------------------------------
Latest Monthly Dividend/1/                $0.0395       $0.0335        $0.0350        $0.0415
---------------------------------------------------------------------------------------------
Inception Date                              10/86          2/97           2/94           2/97
---------------------------------------------------------------------------------------------

Average Annual Total Returns
as of 11/30/02/2/
A Shares                                         NAV                     Offer
------------------------------------------------------------------------------
1-Year                                          4.52%                    0.13%
------------------------------------------------------------------------------
5-Year                                          4.69%                    3.81%
------------------------------------------------------------------------------
10-Year                                         5.78%                    5.33%
------------------------------------------------------------------------------

B Shares                                     w/o CDSC                   w/CDSC
------------------------------------------------------------------------------
1-Year                                          3.68%                   -0.29%
------------------------------------------------------------------------------
5-Year                                          3.91%                    3.74%
------------------------------------------------------------------------------
10-Year                                         5.25%                    5.25%
------------------------------------------------------------------------------

C Shares                                         NAV
------------------------------------------------------------------------------
1-Year                                          3.88%
------------------------------------------------------------------------------
5-Year                                          4.11%
------------------------------------------------------------------------------
10-Year                                         5.19%
------------------------------------------------------------------------------

R Shares                                         NAV
------------------------------------------------------------------------------
1-Year                                          4.67%
------------------------------------------------------------------------------
5-Year                                          4.90%
------------------------------------------------------------------------------
10-Year                                         5.90%
------------------------------------------------------------------------------

Tax-Free Yields
A Shares                                         NAV                     Offer
------------------------------------------------------------------------------
Market Yield                                    4.65%                    4.45%
------------------------------------------------------------------------------
SEC 30-Day Yield                                3.63%                    3.48%
------------------------------------------------------------------------------
Taxable-Equivalent Yield/3/                     5.34%                    5.11%
------------------------------------------------------------------------------

B Shares                                         NAV
------------------------------------------------------------------------------
Market Yield                                    3.94%
------------------------------------------------------------------------------
SEC 30-Day Yield                                3.04%
------------------------------------------------------------------------------
Taxable-Equivalent Yield/3/                     4.47%
------------------------------------------------------------------------------

C Shares                                         NAV
------------------------------------------------------------------------------
Market Yield                                    4.13%
------------------------------------------------------------------------------
SEC 30-Day Yield                                3.25%
------------------------------------------------------------------------------
Taxable-Equivalent Yield/3/                     4.78%
------------------------------------------------------------------------------

R Shares                                         NAV
------------------------------------------------------------------------------
Market Yield                                    4.89%
------------------------------------------------------------------------------
SEC 30-Day Yield                                4.00%
------------------------------------------------------------------------------
Taxable-Equivalent Yield/3/                     5.88%
------------------------------------------------------------------------------

Average Annual Total Returns
as of 9/30/02/2/
A Shares                                         NAV                     Offer
------------------------------------------------------------------------------
1-Year                                          6.72%                    2.26%
------------------------------------------------------------------------------
5-Year                                          5.36%                    4.46%
------------------------------------------------------------------------------
10-Year                                         6.06%                    5.61%
------------------------------------------------------------------------------

B Shares                                     w/o CDSC                   w/CDSC
------------------------------------------------------------------------------
1-Year                                          5.87%                    1.87%
------------------------------------------------------------------------------
5-Year                                          4.57%                    4.40%
------------------------------------------------------------------------------
10-Year                                         5.54%                    5.54%
------------------------------------------------------------------------------

C Shares                                         NAV
------------------------------------------------------------------------------
1-Year                                          6.07%
------------------------------------------------------------------------------
5-Year                                          4.79%
------------------------------------------------------------------------------
10-Year                                         5.48%
------------------------------------------------------------------------------

R Shares                                         NAV
------------------------------------------------------------------------------
1-Year                                          6.88%
------------------------------------------------------------------------------
5-Year                                          5.57%
------------------------------------------------------------------------------
10-Year                                         6.18%
------------------------------------------------------------------------------

Bond Credit Quality/4/

[PIE CHART APPEARS HERE]

                          AAA/U.S. Guaranteed                              49%
                          ----------------------------------------------------
                          AA                                               15%
                          ----------------------------------------------------
                          A                                                 4%
                          ----------------------------------------------------
                          BBB                                              26%
                          ----------------------------------------------------
                          NR                                                5%
                          ----------------------------------------------------
                          BB or Lower                                       1%
                          ----------------------------------------------------

Top Five Sectors/4/
Education and Civic Organizations                                          30%
------------------------------------------------------------------------------
U.S. Guaranteed                                                            14%
------------------------------------------------------------------------------
Transportation                                                             11%
------------------------------------------------------------------------------
Healthcare                                                                 10%
------------------------------------------------------------------------------
Housing/Single Family                                                       6%
------------------------------------------------------------------------------

Portfolio Statistics
Net Assets ($000)                                                     $152,054
------------------------------------------------------------------------------
Average Effective Maturity (Years)                                       18.36
------------------------------------------------------------------------------
Average Duration                                                          8.06
------------------------------------------------------------------------------

Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the Fund prospectus. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income generally is exempt from regular federal income taxes and from state income taxes for Pennsylvania residents. Some income may be subject to state income taxes and to federal or state alternative minimum taxes. Capital gains, if any, are subject to tax.

1 Paid December 2, 2002. This is the latest monthly tax-exempt dividend declared during the period ended November 30, 2002.

2 Class A share returns are actual. Class B, C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and (in the case of Classes B and C) expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return.

3 Based on the SEC 30-Day Yield and a combined federal and state income tax rate of 32%.

4 As a percentage of total holdings as of November 30, 2002. Holdings are subject to change.


                           Semiannual Report | Page 7

Fund Spotlight as of 11/30/02                Nuveen Virginia Municipal Bond Fund
================================================================================
Quick Facts

                                 A Shares     B Shares     C Shares     R Shares
--------------------------------------------------------------------------------
NAV                                $10.64       $10.62       $10.62       $10.62
--------------------------------------------------------------------------------
Latest Monthly Dividend/1/        $0.0450      $0.0385      $0.0400      $0.0470
--------------------------------------------------------------------------------
Inception Date                       3/86         2/97        10/93         2/97
--------------------------------------------------------------------------------

Average Annual Total Returns
as of 11/30/02/2/

A Shares                                NAV         Offer
---------------------------------------------------------
1-Year                                4.16%        -0.20%
---------------------------------------------------------
5-Year                                4.58%         3.68%
---------------------------------------------------------
10-Year                               5.80%         5.34%
---------------------------------------------------------

B Shares                           w/o CDSC        w/CDSC
---------------------------------------------------------
1-Year                                3.32%        -0.64%
---------------------------------------------------------
5-Year                                3.78%         3.62%
---------------------------------------------------------
10-Year                               5.25%         5.25%
---------------------------------------------------------

C Shares                                NAV
---------------------------------------------------------
1-Year                                3.59%
---------------------------------------------------------
5-Year                                3.99%
---------------------------------------------------------
10-Year                               5.21%
---------------------------------------------------------

R Shares                                NAV
---------------------------------------------------------
1-Year                                4.31%
---------------------------------------------------------
5-Year                                4.78%
---------------------------------------------------------
10-Year                               5.92%
---------------------------------------------------------

Tax-Free Yields

A Shares                                NAV         Offer
---------------------------------------------------------
Market Yield                          5.08%         4.86%
---------------------------------------------------------
SEC 30-Day Yield                      4.03%         3.86%
---------------------------------------------------------
Taxable-Equivalent Yield/3/           6.11%         5.85%
---------------------------------------------------------

B Shares                                NAV
---------------------------------------------------------
Market Yield                          4.35%
---------------------------------------------------------
SEC 30-Day Yield                      3.47%
---------------------------------------------------------
Taxable-Equivalent Yield/3/           5.26%
---------------------------------------------------------

C Shares                                NAV
---------------------------------------------------------
Market Yield                          4.52%
---------------------------------------------------------
SEC 30-Day Yield                      3.67%
---------------------------------------------------------
Taxable-Equivalent Yield/3/           5.56%
---------------------------------------------------------

R Shares                                NAV
---------------------------------------------------------
Market Yield                          5.31%
---------------------------------------------------------
SEC 30-Day Yield                      4.41%
---------------------------------------------------------
Taxable-Equivalent Yield/3/           6.68%
---------------------------------------------------------

Average Annual Total Returns
as of 9/30/02/2/

A Shares                                NAV         Offer
---------------------------------------------------------
1-Year                                7.16%         2.68%
---------------------------------------------------------
5-Year                                5.40%         4.49%
---------------------------------------------------------
10-Year                               6.17%         5.71%
---------------------------------------------------------

B Shares                           w/o CDSC        w/CDSC
---------------------------------------------------------
1-Year                                6.39%         2.39%
---------------------------------------------------------
5-Year                                4.62%         4.45%
---------------------------------------------------------
10-Year                               5.62%         5.62%
---------------------------------------------------------

C Shares                                NAV
---------------------------------------------------------
1-Year                                6.68%
---------------------------------------------------------
5-Year                                4.82%
---------------------------------------------------------
10-Year                               5.59%
---------------------------------------------------------

R Shares                                NAV
---------------------------------------------------------
1-Year                                7.31%
---------------------------------------------------------
5-Year                                5.60%
---------------------------------------------------------
10-Year                               6.28%
---------------------------------------------------------

Bond Credit Quality/4/

[PIE CHART APPEARS HERE]
                                AAA/U.S. Guaranteed   47%
                                -------------------------
                                AA                    20%
                                -------------------------
                                A                     13%
                                -------------------------
                                BBB                   13%
                                -------------------------
                                NR                     4%
                                -------------------------
                                BB or Lower            3%
                                -------------------------

Top Five Sectors/4/

Tax Obligation/Limited                                13%
---------------------------------------------------------
Water and Sewer                                       11%
---------------------------------------------------------
Education and Civic Organizations                     11%
---------------------------------------------------------
Healthcare                                            10%
---------------------------------------------------------
Transportation                                        10%
---------------------------------------------------------

Portfolio Statistics

Net Assets ($000)                               $ 234,049
---------------------------------------------------------
Average Effective Maturity (Years)                  18.79
---------------------------------------------------------
Average Duration                                     6.42
---------------------------------------------------------

Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the Fund prospectus. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income generally is exempt from regular federal income taxes and from state income taxes for Virginia residents. Some income may be subject to state income taxes and to federal or state alternative minimum taxes. Capital gains, if any, are subject to tax.

1 Paid December 2, 2002. This is the latest monthly tax-exempt dividend declared during the period ended November 30, 2002.

2 Class A share returns are actual. Class B, C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and (in the case of Classes B and C) expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return.

3 Based on the SEC 30-Day Yield and a combined federal and state income tax rate of 34%.

4 As a percentage of total holdings as of November 30, 2002. Holdings are subject to change.


                           Semiannual Report | Page 8

Portfolio of Investments (Unaudited)
NUVEEN MARYLAND MUNICIPAL BOND FUND
November 30, 2002



   Principal                                 Optional Call               Market
Amount (000) Description                       Provisions* Ratings**      Value
-------------------------------------------------------------------------------
             Basic Materials - 1.6%

    $  1,500 Mayor and City Council of      4/03 at 102.00       AA- $1,550,775
              Baltimore, Maryland, Port
              Facilities Revenue Bonds
              (Consolidation Coal Sales
              Company Project), Series
              1984B, 6.500%, 10/01/11
-------------------------------------------------------------------------------
             Capital Goods - 0.5%

         500 Northeast Maryland Waste       1/09 at 101.00       BBB    467,990
              Disposal Authority, Resource
              Recovery Revenue Bonds,
              Baltimore RESCO Retrofit
              Project, Series 1998,
              4.750%, 1/01/12 (Alternative
              Minimum Tax)
-------------------------------------------------------------------------------
             Consumer Staples - 1.7%

       1,720 Children's Trust Fund, Puerto  5/12 at 100.00        A1  1,664,908
              Rico, Tobacco Settlement
              Asset-Backed Bonds, Series
              2002 Refunding, 5.375%,
              5/15/33
-------------------------------------------------------------------------------
             Education and Civic
             Organizations - 10.8%

             Maryland Economic Development
             Corporation, Student Housing
             Revenue Bonds (Collegiate
             Housing Foundation -
             University Courtyard
             Project), Series 1999A:
       1,250  5.750%, 6/01/19               6/09 at 102.00      Baa2  1,274,825
         250  5.750%, 6/01/24               6/09 at 102.00      Baa2    254,115

         600 Maryland Economic Development  7/11 at 101.00         A    625,878
              Corporation, Student Housing
              Revenue Bonds, University
              Village at Sheppard Pratt,
              Series 2001, 5.875%, 7/01/21

         500 Maryland Economic Development  7/11 at 100.00       AAA    536,570
              Corporation, Utility
              Infrastructure Revenue
              Bonds, University of
              Maryland, College Park
              Project, 2001 Series,
              5.375%, 7/01/16

         500 Maryland Health and Higher     7/08 at 102.00      BBB-    510,465
              Educational Facilities
              Authority, Educational
              Facilities Leasehold
              Mortgage Revenue Bonds,
              McLean School Issue, 6.000%,
              7/01/31

             Maryland Health and Higher
             Educational Facilities
             Authority, Revenue Bonds,
             Bullis School Issue,
             Series 2000:
         250  5.250%, 7/01/25               1/11 at 101.00       AAA    257,390
         500  5.250%, 7/01/30               1/11 at 101.00       AAA    513,175

             Maryland Health and Higher
             Educational Facilities
             Authority, Educational
             Facilities Mortgage Revenue
             Bonds, Green Acres School
             Issue, Series 1998:
         665  5.300%, 7/01/18               7/06 at 102.00      BBB-    649,392
       1,525  5.300%, 7/01/28               7/06 at 102.00      BBB-  1,402,588

       1,000 Maryland Health and Higher     7/08 at 102.00        AA  1,025,990
              Educational Facilities
              Authority, Refunding Revenue
              Bonds, The Johns Hopkins
              University Issue, Series
              1998, 5.125%, 7/01/20

         625 Maryland Health and Higher     6/11 at 100.00      Baa1    625,206
              Educational Facilities
              Authority, Revenue Bonds,
              Maryland Institute College
              of Art, Series 2001, 5.500%,
              6/01/32

       1,500 Morgan State University,         No Opt. Call       AAA  1,750,365
              Maryland, Academic Fees and
              Auxiliary Facilities Fees
              Revenue Refunding Bonds,
              1993 Series, 6.100%, 7/01/20

         750 University of Puerto Rico,     6/10 at 100.00       AAA    815,370
              University System Revenue
              Bonds, Series O, 5.750%,
              6/01/19
-------------------------------------------------------------------------------
             Healthcare - 14.7%

       2,165 City of Gaithersburg,            No Opt. Call       AAA  2,599,451
              Maryland, Nursing Home
              Revenue Refunding Bonds
              (Shady Grove Adventist
              Nursing and Rehabilitation
              Center Project), Series
              1992A, 6.500%, 9/01/12

       2,000 Maryland Health and Higher     6/09 at 101.00         A  2,077,720
              Educational Facilities
              Authority, Revenue Bonds,
              Kaiser Permanente, Series
              1998A, 5.375%, 7/01/15

         750 Maryland Health and Higher     7/10 at 101.00      Baa1    809,303
              Educational Facilities
              Authority, Revenue Bonds,
              University of Maryland
              Medical System Issue, Series
              2000, 6.750%, 7/01/30

       1,000 Maryland Health and Higher     7/03 at 102.00       AAA  1,032,800
              Educational Facilities
              Authority, Refunding Revenue
              Bonds, Francis Scott Key
              Medical Center Issue, Series
              1993, 5.000%, 7/01/13

         750 Maryland Health and Higher     7/11 at 100.00        A+    712,673
              Educational Facilities
              Authority, Revenue Bonds,
              Greater Baltimore Medical
              Center, Series 2001, 5.000%,
              7/01/34

         500 Maryland Health and Higher     7/12 at 100.00         A    526,210
              Educational Facilities
              Authority, Revenue Bonds,
              University of Maryland
              Medical System Issue, Series
              2002, 6.000%, 7/01/22

----
9

Portfolio of Investments (Unaudited)
NUVEEN MARYLAND MUNICIPAL BOND FUND (continued)
November 30, 2002

   Principal                                   Optional Call               Market
Amount (000) Description                         Provisions* Ratings**      Value
---------------------------------------------------------------------------------
             Healthcare (continued)

    $  1,500 Maryland Health and Higher       7/12 at 100.00      Baa1 $1,512,750
              Educational Facilities
              Authority, Revenue Bonds,
              Carroll County General
              Hospital, Series 2002,
              5.800%, 7/01/32

       1,250 Maryland Health and Higher       7/12 at 100.00        A3  1,189,775
              Educational Facilities
              Authority, Revenue Bonds,
              Frederick Memorial Hospital,
              Series 2002, 5.125%, 7/01/35

         750 Maryland Health and Higher       7/12 at 100.00        A3    753,818
              Educational Facilities
              Authority, Revenue Bonds,
              Union Hospital of Cecil
              County, Series 2002, 5.625%,
              7/01/32

             Prince Georges County,
             Maryland, Project and
             Refunding Revenue Bonds
             (Dimensions Health
             Corporation Issue), Series
             1994:
         155  4.750%, 7/01/03                   No Opt. Call        B3    133,404
         295  4.850%, 7/01/04                   No Opt. Call        B3    224,315
       2,000  5.375%, 7/01/14                 7/04 at 102.00        B3  1,327,640

       1,000 Puerto Rico Industrial,          1/05 at 102.00       AAA  1,087,400
              Tourist, Educational,
              Medical and Environmental
              Control Facilities Financing
              Authority, Hospital Revenue
              Bonds (Hospital Auxilio
              Mutuo Obligated Group
              Project), 1995 Series A,
              6.250%, 7/01/16
---------------------------------------------------------------------------------
             Housing/Multifamily - 14.0%

         750 Baltimore County, Maryland,     10/08 at 102.00       AAA    754,050
              Mortgage Revenue Refunding
              Bonds (GNMA
              Collateralized - Coss Creek
              Apartments Project), Series
              1998A, 5.250%, 10/20/33

       1,000 Baltimore City, Maryland,       12/02 at 102.00       AAA  1,021,000
              Mortgage Revenue Refunding
              Bonds, Series 1992 (GNMA
              Collateralized  - Tindeco
              Wharf Apartments Project),
              6.700%, 12/20/28

       1,000 Howard County, Maryland,         1/03 at 102.00       AAA  1,020,740
              Mortgage Revenue Refunding
              Bonds (Howard Hills
              Townhouses Project -
              FHA-Insured Mortgage Loan),
              Series 1992, 6.400%, 7/01/24

       2,000 Howard County, Maryland,         1/03 at 103.00      Baa2  2,058,400
              Multifamily Housing Revenue
              Refunding Bonds (Chase Glen
              Project), Series 1994,
              7.000%, 7/01/24 (Mandatory
              put 7/01/04)

         500 Community Development            1/09 at 101.00       Aa2    503,760
              Administration, Maryland
              Department of Housing and
              Community Development,
              Housing Revenue Bonds, 1999
              Series A, 5.350%, 7/01/41
              (Alternative Minimum Tax)

       1,000 Community Development            1/10 at 100.00       Aa2  1,056,080
              Administration, Maryland
              Department of Housing and
              Community Development,
              Housing Revenue Bonds,
              Series 1999B, 6.250%,
              7/01/32 (Alternative Minimum
              Tax)

       1,000 Community Development           10/08 at 101.50       Aaa    986,080
              Administration, Maryland
              Department of Housing and
              Community Development,
              Multifamily Development
              Revenue Bonds (Auburn Manor
              Project), Series 1998A,
              5.300%, 10/01/28
              (Alternative Minimum Tax)

       1,000 Housing Opportunities            7/05 at 102.00       Aa2  1,036,980
              Commission of Montgomery
              County, Maryland,
              Multifamily Housing Revenue
              Bonds, 1995 Series A,
              6.000%, 7/01/20

       1,420 Housing Opportunities            7/08 at 101.00       Aaa  1,426,986
              Commission of Montgomery
              County, Maryland,
              Multifamily Housing
              Development Bonds, 1998
              Series A, 5.250%, 7/01/29
              (Alternative Minimum Tax)

       1,550 Prince Georges County Housing    1/03 at 101.00       AAA  1,577,652
              Authority, Maryland,
              Mortgage Revenue Refunding
              Bonds (New Keystone
              Apartments - FHA-Insured),
              6.800%, 7/01/25

         860 Housing Authority of Prince      5/03 at 100.00       AAA    860,353
              Georges County, Maryland,
              Mortgage Revenue Refunding
              Bonds,
              GNMA Collateralized - Foxglenn
              Apartments Project, Series
              1998A, 5.450%, 11/20/14
              (Alternative Minimum Tax)

       1,000 Housing Authority of Prince      9/09 at 102.00       AAA  1,054,190
              Georges County, Maryland,
              Mortgage Revenue Bonds, GNMA
              Collateralized - University
              Landing at Langley
              Apartments Project, Series
              1999, 6.100%, 3/20/41
              (Alternative Minimum Tax)
---------------------------------------------------------------------------------
             Housing/Single Family - 7.3%

       1,040 Community Development            9/09 at 100.00       Aa2  1,091,355
              Administration, Maryland
              Department of Housing and
              Community Development,
              Residential Revenue Bonds,
              2000 Series B, 6.150%,
              9/01/32 (Alternative
              Minimum Tax)

         440 Community Development            3/10 at 100.00       Aa2    465,133
              Administration, Maryland
              Department of Housing and
              Community Development,
              Residential Revenue Bonds,
              2000 Series D, 6.250%,
              9/01/32 (Alternative
              Minimum Tax)

----
10

   Principal                                  Optional Call               Market
Amount (000) Description                        Provisions* Ratings**      Value
--------------------------------------------------------------------------------
             Housing/Single Family
             (continued)

    $  1,235 Community Development           9/10 at 100.00       Aa2 $1,282,325
              Administration, Maryland
              Department of Housing and
              Community Development,
              Residential Revenue Bonds,
              2000 Series H, 5.800%,
              9/01/32 (Alternative Minimum
              Tax)

         890 Housing Opportunities           7/04 at 102.00       Aa2    928,110
              Commission of Montgomery
              County, Maryland, Single
              Family Mortgage Revenue
              Bonds, 1994 Series A,
              6.600%, 7/01/14

       2,885 Housing Authority of Prince     8/07 at 102.00       AAA  2,979,830
              Georges County, Maryland,
              FHLMC/FNMA/GNMA
              Collateralized Single Family
              Mortgage Revenue Bonds,
              Series 1997, 5.750%, 8/01/26
              (Alternative Minimum Tax)

         150 Housing Authority of Prince     8/10 at 100.00       AAA    157,640
              Georges County, Maryland,
              FHLMC/FNMA/GNMA
              Collateralized Single Family
              Mortgage Revenue Bonds,
              Series 2000A, 6.150%,
              8/01/19 (Alternative Minimum
              Tax)
--------------------------------------------------------------------------------
             Long-Term Care - 2.9%

             Carroll County, Maryland,
             Revenue Bonds, EMA Obligated
             Group Issue (Fairhaven and
             Copper Ridge), 1999A
             Refunding:
         500  5.500%, 1/01/19                1/09 at 101.00        AA    519,730
         500  5.625%, 1/01/25                1/09 at 101.00        AA    520,575

       1,690 Maryland Economic Development   4/11 at 102.00       N/R  1,716,888
              Corporation, Revenue Bonds
              (Health and Mental Hygiene
              Providers Facilities
              Acquisition Program), Series
              1996A, 7.625%, 4/01/21
--------------------------------------------------------------------------------
             Tax Obligation/General - 11.4%

       1,000 Baltimore County Metropolitan   6/11 at 101.00       AAA  1,009,360
              District, Maryland, General
              Obligation Bonds, 67th
              Issue, 5.000%, 6/01/25

       1,250 Baltimore County, Maryland,     8/12 at 100.00       AAA  1,300,987
              General Obligation
              Consolidated Public
              Improvement Bonds, Series
              2002, 5.000%, 8/01/18

             Frederick County, Maryland,
             General Obligation Public
             Facilities Bonds, Series 2002:
       1,250  5.000%, 11/01/20              11/12 at 101.00        AA  1,284,463
       1,250  5.000%, 11/01/21              11/12 at 101.00        AA  1,276,438

         500 Frederick County, Maryland,     7/10 at 102.00        AA    519,710
              Special Obligation Bonds,
              Villages of Lake Linganore
              Community Development
              Authority, Series 2001A,
              5.600%, 7/01/20

       1,000 Howard County, Maryland,        2/12 at 100.00       AAA  1,060,230
              General Obligation Public
              Improvement Project and
              Refunding Bonds, 2002 Series
              A, 5.250%, 8/15/18

       3,000 State of Maryland, State and      No Opt. Call       Aaa  4,106,670
              Local Facilities, PA-816-R
              RITES, 13.730%, 3/01/15 (IF)

         300 Northern Mariana Islands        6/10 at 100.00         A    311,643
              Commonwealth, General
              Obligation Bonds, Series
              2000A, 6.000%, 6/01/20
--------------------------------------------------------------------------------
             Tax Obligation/Limited - 19.5%

       1,250 Anne Arundel County,            7/09 at 102.00       N/R  1,364,713
              Maryland, Special Obligation
              Bonds, Arundel Mills
              Project, Series 1999,
              7.100%, 7/01/29

         730 Anne Arundel County,              No Opt. Call       N/R    733,555
              Maryland, Tax Increment
              Financing Revenue Bonds,
              Parole Town Center Project,
              Series 2002, 5.000%, 7/01/12

       1,000 Mayor and City Council of      10/07 at 102.00       AAA  1,027,020
              Baltimore, Maryland,
              Certificates of
              Participation, Emergency
              Telecommunications
              Facilities, Series 1997A,
              5.000%, 10/01/17

       1,500 Mayor and City Council of       9/08 at 102.00       AAA  1,527,390
              Baltimore, City of
              Baltimore, Maryland,
              Convention Center Refunding
              Revenue Bonds, Series 1998,
              5.000%, 9/01/19

       1,110 Community Development           6/10 at 101.00       Aaa  1,203,551
              Administration, Maryland
              Department of Housing and
              Community Development,
              Infrastructure Financing
              Bonds, MBIA-Insured, Series
              2000A, 5.875%, 6/01/30

       1,750 Department of Transportation,     No Opt. Call        AA  1,952,860
              State of Maryland, County
              Transportation Revenue
              Bonds, Series 2002, 5.500%,
              2/01/16

         935 Maryland Economic Development   6/12 at 100.50       AA+    992,213
              Corporation, Lease Revenue
              Bonds, Maryland Department
              of Transportation
              Headquarters Building,
              Series 2002, 5.375%, 6/01/19

         650 Maryland Economic Development   9/12 at 100.00       AA+    682,572
              Corporation, Lease Revenue
              Bonds, Montgomery County
              Town Square Parking Garage
              Project, Series 2002A,
              5.000%, 9/15/16

         835 Maryland Department of         10/10 at 101.00       AA+    871,581
              Transportation, Project
              Certificates of
              Participation, Mass Transit
              Administration Project,
              Series 2000, 5.500%,
              10/15/18 (Alternative
              Minimum Tax)

----
11

Portfolio of Investments (Unaudited)
NUVEEN MARYLAND MUNICIPAL BOND FUND (continued)
November 30, 2002

   Principal                                  Optional Call               Market
Amount (000) Description                        Provisions* Ratings**      Value
--------------------------------------------------------------------------------
             Tax Obligation/Limited
             (continued)

    $  1,760 Maryland Stadium Authority,    12/04 at 102.00       AAA $1,925,757
              Convention Center Expansion
              Lease Revenue Bonds, Series
              1994, 5.875%, 12/15/12

       1,470 Montgomery County, Maryland,    6/12 at 100.00        AA  1,496,151
              Lease Revenue Bonds,
              Metrorail Garage Projects,
              Series 2002, 5.000%, 6/01/21

         500 Montgomery County, Maryland,    7/12 at 101.00        AA    513,430
              Special Obligation Bonds,
              West Germantown Development
              District, Senior Series
              2002A, 5.375%, 7/01/20

         500 New Baltimore City Board of    11/10 at 100.00       AA+    533,830
              School Commissioners,
              Maryland, School System
              Revenue Bonds, Series 2000,
              5.125%, 11/01/15

       1,000 Puerto Rico Municipal Finance   8/12 at 100.00       AAA  1,042,680
              Agency, General Obligation
              Bonds, 2002 Series A,
              5.250%, 8/01/21 (WI,
              settling 12/05/02)

       1,500 Virgin Islands Public Finance  10/10 at 101.00      BBB-  1,665,315
              Authority, Revenue Bonds
              (Virgin Islands Gross
              Receipts Taxes Loan Note),
              Series 1999A, 6.500%,
              10/01/24

       1,000 Washington Suburban Sanitary    6/07 at 100.00       AAA  1,033,880
              District, Maryland,
              Montgomery and Prince
              Georges Counties, General
              Construction Bonds of 1997,
              5.125%, 6/01/19
--------------------------------------------------------------------------------
             Transportation - 2.5%

       1,000 Maryland Transportation         1/03 at 100.00        A+  1,002,770
              Authority, Transportation
              Facilities Projects Revenue
              Bonds, Series 1992, 5.750%,
              7/01/15

       1,000 Puerto Rico Ports Authority,    6/06 at 102.00       BB-    440,110
              Special Facilities Revenue
              Bonds, 1996 Series A
              (American Airlines, Inc.
              Project), 6.250%, 6/01/26
              (Alternative Minimum Tax)

         900 Washington Metropolitan Area    1/04 at 102.00       AAA    939,582
              Transit Authority, District
              of Columbia, Gross Revenue
              Transit Refunding Bonds,
              Series 1993, 5.250%, 7/01/14
--------------------------------------------------------------------------------
             U.S. Guaranteed - 8.1%

         750 City of Baltimore, Maryland,    7/08 at 101.00       AAA    757,005
              Water Projects and Refunding
              Revenue Bonds, Series 1998A,
              5.000%, 7/01/28

         665 City of Baltimore, Maryland,      No Opt. Call       AAA    677,781
              Water Projects and Refunding
              Revenue Bonds, Series 1994A,
              5.000%, 7/01/24

       1,500 City of Baltimore, Maryland,    7/12 at 100.00       AAA  1,696,185
              Project and Refunding
              Revenue Bonds, Water
              Projects, Series 1996A,
              5.500%, 7/01/26
              (Pre-refunded to 7/01/12)

         250 City of Baltimore, Maryland,    7/10 at 100.00       AAA    289,975
              Project and Refunding
              Revenue Bonds, Water
              Projects, Series 2000A,
              6.000%, 7/01/19
              (Pre-refunded to 7/01/10)

             Children's Trust Fund, Puerto
             Rico, Tobacco Settlement
             Asset-Backed Bonds, Series
             2000:
       1,180  5.750%, 7/01/20                7/10 at 100.00       AAA  1,299,451
              (Pre-refunded to 7/01/10)
         250  6.000%, 7/01/26                7/10 at 100.00       AAA    291,420
              (Pre-refunded to 7/01/10)

         560 Maryland Transportation           No Opt. Call       AAA    665,314
              Authority, Transportation
              Facilities Project Revenue
              Bonds, First Series
              Refunding, 6.800%, 7/01/16

             Puerto Rico Infrastructure
             Financing Authority, Special
             Obligation Bonds, 2000 Series
             A:
         750  5.500%, 10/01/20              10/10 at 101.00       AAA    789,885
       1,175  5.500%, 10/01/40              10/10 at 101.00       AAA  1,253,208
--------------------------------------------------------------------------------
             Utilities - 3.8%

       1,000 Maryland Energy Financing       9/05 at 102.00       N/R  1,005,740
              Administration, Limited
              Obligation Cogeneration
              Revenue Bonds, AES Warrior
              Run Project, Series 1995,
              7.400%, 9/01/19 (Alternative
              Minimum Tax)

       1,000 Montgomery County, Maryland,    6/03 at 102.00       AAA  1,036,450
              Solid Waste System Revenue
              Bonds, 1993 Series A,
              5.875%, 6/01/13 (Alternative
              Minimum Tax)

       1,500 Prince Georges County,          1/03 at 102.00        A1  1,532,970
              Maryland, Pollution Control
              Revenue Refunding Bonds
              (Potomac Electric Project),
              1993 Series, 6.375%, 1/15/23

----
12

   Principal                                                              Optional Call                Market
Amount (000) Description                                                    Provisions* Ratings**       Value
-------------------------------------------------------------------------------------------------------------
             Water and Sewer - 0.4%

     $   335 City of Baltimore, Maryland, Water Projects and Refunding     No Opt. Call       AAA $   338,301
              Revenue Bonds, Series 1994A, 5.000%, 7/01/24
-------------------------------------------------------------------------------------------------------------
     $91,015 Total Long-Term Investments (cost $91,946,875) - 99.2%                                94,382,264
-------------------------------------------------------------------------------------------------------------
------------
             Other Assets Less Liabilities - 0.8%                                                     766,890
             -----------------------------------------------------------------------------------------------
             Net Assets - 100%                                                                    $95,149,154
             -----------------------------------------------------------------------------------------------

           * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
           ** Ratings: Using the higher of Standard & Poor's or Moody's rating. N/R Investment is not rated.
          (WI)Security purchased on a when-issued basis.
         (IF) Inverse floating rate security.





                                See accompanying notes to financial statements.

----
13

Portfolio of Investments (Unaudited)
NUVEEN PENNSYLVANIA MUNICIPAL BOND FUND
November 30, 2002


   Principal                                  Optional Call               Market
Amount (000) Description                        Provisions* Ratings**      Value
--------------------------------------------------------------------------------
             Capital Goods - 2.0%

    $  3,000 Delaware County Industrial      1/08 at 102.00       BBB $3,058,290
              Development Authority,
              Pennsylvania, Resource
              Recovery Revenue Bonds,
              Series 1997A Refunding,
              6.200%, 7/01/19
--------------------------------------------------------------------------------
             Education and Civic
             Organizations - 24.7%

       4,000 Allegheny County Higher           No Opt. Call       AA-  4,003,680
              Education Building
              Authority, Pennsylvania,
              Revenue Bonds, Carnegie
              Mellon University, Series
              2002, 5.450%, 3/01/27

       3,000 Allegheny County Higher         2/06 at 102.00      Baa3  3,060,330
              Education Building
              Authority, Pennsylvania,
              College Revenue Bonds
              (Robert Morris College),
              Series 1996A, 6.250%, 2/15/26

       1,190 Allegheny County Higher           No Opt. Call      Baa3  1,215,204
              Education Building
              Authority, Pennsylvania,
              College Revenue Refunding
              Bonds (Robert Morris
              College), Series 1998A,
              5.500%, 5/01/15

             Chester County Health and
             Education Facilities
             Authority, Pennsylvania,
             College Revenue Bonds
             (Immaculata College), Series
             1998:
       1,300  5.600%, 10/15/18              10/08 at 102.00      BBB-  1,317,498
       2,050  5.625%, 10/15/27              10/08 at 102.00      BBB-  2,037,639

       4,515 Delaware County Authority,     10/08 at 100.00      BBB-  4,216,062
              Pennsylvania, College
              Revenue Refunding Bonds
              (Neumann College), Series
              1998A, 5.375%, 10/01/26

       6,075 Delaware County Authority,      7/10 at 102.00       N/R  5,993,838
              Pennsylvania, Student
              Housing Revenue Bonds
              (Collegiate Housing
              Foundation - Eastern College
              Project), Series 2000A,
              8.250%, 7/01/29

       4,150 Pennsylvania Higher             4/08 at 102.00      BBB-  4,174,651
              Educational Facilities
              Authority, Revenue Bonds
              (Geneva College), Series
              1998, 5.375%, 4/01/15

       3,000 Pennsylvania Higher             5/09 at 100.00        A-  3,172,200
              Educational Facilities
              Authority, Revenue Bonds
              (Drexel University), Series
              1999, 6.000%, 5/01/29

       7,000 Pennsylvania State                No Opt. Call        AA  7,714,070
              University, Revenue Bonds,
              Series 2002 Refunding,
              5.250%, 8/15/13

         500 Union County Higher             4/13 at 100.00       Aa3    515,050
              Educational Facilities
              Financing Authority,
              Pennsylvania, Revenue Bonds
              (Bucknell University),
              Series 2002A, 5.250%,
              4/01/22 (WI, settling
              12/10/02)
--------------------------------------------------------------------------------
             Energy - 2.4%

       3,500 Pennsylvania Economic          12/04 at 102.00       BBB  3,702,895
              Development Financing
              Authority, Wastewater
              Treatment Revenue Bonds (Sun
              Company, Inc., R&M Project),
              Series 1994A, 7.600%,
              12/01/24 (Alternative
              Minimum Tax)
--------------------------------------------------------------------------------
             Healthcare - 10.0%

       2,500 Chester County Health and       5/08 at 101.00       AA-  2,453,250
              Educational Facilities
              Authority, Pennsylvania,
              Health System Revenue Bonds,
              Jefferson Health System,
              Series 1997B, 5.375%, 5/15/27

             Columbia County Hospital
             Authority, Columbia County,
             Pennsylvania, Healthcare
             Revenue Bonds (The Bloomsburg
             Hospital Obligated Group
             Project), Series 1999:
       3,735  5.850%, 6/01/24                6/09 at 100.00      BBB-  3,084,027
       1,000  5.900%, 6/01/29                6/09 at 100.00      BBB-    813,360

       1,585 City of Jeannette Health       11/06 at 102.00         B  1,398,176
              Services Authority
              Pennsylvania, Hospital
              Revenue Bonds (Jeannette
              District Memorial Hospital),
              Series 1996A, 6.000%,
              11/01/18

       1,985 Philadelphia Hospitals and      5/03 at 102.00       BBB  1,971,562
              Higher Education Facilities
              Authority, Pennsylvania,
              Hospital Revenue Refunding
              Bonds, Chestnut Hill
              Hospital, 6.500%, 11/15/22

       2,500 Philadelphia Hospitals and      7/07 at 102.00       BBB  2,419,075
              Higher Education Facilities
              Authority, Pennsylvania,
              Hospital Revenue Refunding
              Bonds, Jeanes Hospital
              Project, 5.875%, 7/01/17

             City of Pottsville Hospital
             Authority, Pennsylvania,
             Hospital Revenue Bonds (The
             Pottsville Hospital and Warne
             Clinic), Series 1998:
       1,265  5.250%, 7/01/10                  No Opt. Call      BBB-  1,182,876
       2,250  5.625%, 7/01/24                7/08 at 100.00      BBB-  1,931,108
--------------------------------------------------------------------------------
             Housing/Multifamily - 1.2%

         500 Redevelopment Authority of      2/03 at 100.00       AAA    500,545
              the County of Bucks,
              Pennsylvania, Mortgage
              Revenue Refunding Bonds
              (Warminster Heights Section
              8 Assisted FHA-Insured
              Project), 1992 Series A,
              6.875%, 8/01/23

       1,360 Delaware County Industrial        No Opt. Call       AAA  1,399,032
              Development Authority,
              Pennsylvania, Multifamily
              Housing Revenue Bonds, Darby
              Townhouses Project, Series
              2002A, 4.850%, 4/01/12
              (Alternative Minimum Tax)

----
14

   Principal                                  Optional Call               Market
Amount (000) Description                        Provisions* Ratings**      Value
--------------------------------------------------------------------------------
             Housing/Single Family - 6.0%

    $    790 Allegheny County Residential      No Opt. Call       Aaa $  148,939
              Finance Authority,
              Pennsylvania, Single Family
              Mortgage Revenue Bonds, 1994
              Series Z, 0.000%, 5/01/27
              (Alternative Minimum Tax)

       2,500 Pennsylvania Housing Finance    4/06 at 102.00       AA+  2,645,575
              Agency, Single Family
              Mortgage Revenue Bonds,
              Series 1996-50A, 6.000%,
              10/01/13

       1,705 Pennsylvania Housing Finance    4/06 at 102.00       AA+  1,770,267
              Agency, Single Family
              Mortgage Revenue Bonds,
              Series 1996-51, 6.375%,
              4/01/28 (Alternative Minimum
              Tax)

       1,565 Urban Redevelopment Authority   8/05 at 102.00         A  1,596,081
              of Pittsburgh, Pennsylvania,
              Home Improvement Loan Bonds,
              1995 Series A,
              6.375%, 8/01/18 (Alternative
              Minimum Tax)

         995 Urban Redevelopment Authority   4/06 at 102.00       AAA  1,025,328
              of Pittsburgh, Pennsylvania,
              Mortgage Revenue Bonds,
              Series D, 6.250%, 10/01/17

         765 Urban Redevelopment Authority   4/07 at 102.00       AAA    799,586
              of Pittsburgh, Pennsylvania,
              Mortgage Revenue Bonds, 1997
              Series A, 6.200%, 10/01/21
              (Alternative Minimum Tax)

       1,055 Urban Redevelopment Authority   4/04 at 102.00       AAA  1,087,737
              of Pittsburgh, Pennsylvania,
              Mortgage Revenue Bonds, 1994
              Series A, 6.625%, 4/01/22
              (Alternative Minimum Tax)
--------------------------------------------------------------------------------
             Industrial/Other - 0.7%

       1,000 Pennsylvania Industrial         7/12 at 101.00       AAA  1,068,240
              Development Authority,
              Economic Development Revenue
              Bonds, Series 2002, 5.500%,
              7/01/19
--------------------------------------------------------------------------------
             Long-Term Care - 5.1%

       2,780 Allegheny County Residential   10/05 at 100.00       AAA  3,030,311
              Finance Authority,
              Pennsylvania, Mortgage
              Revenue Bonds (FHA-Insured
              Mortgage - Ladies Grand Army
              of the Republic Health
              Facility Project), 1995
              Series G, 6.350%, 10/01/36

       1,000 Butler County Industrial        6/03 at 102.00        A+  1,014,050
              Development Authority,
              Butler County, Pennsylvania,
              Pittsburgh Lifetime Care
              Community, Health Center
              Revenue Refunding Bonds
              (Sherwood Oaks Project),
              Series 1993, 5.750%, 6/01/16

             Chester County Health and
             Educational Facilities
             Authority, Pennsylvania,
             Mortgage Revenue Refunding
             Bonds (Tel Hai Obligated
             Group Project), Series 1998:
       1,000  5.400%, 6/01/18               12/08 at 100.00       BBB    884,520
       1,100  5.500%, 6/01/25               12/08 at 100.00       BBB    942,018

       2,000 Montgomery County Higher        1/06 at 101.00       BBB  1,945,740
              Education and Health
              Authority, Pennsylvania,
              Mortgage Revenue Bonds
              (Waverly Heights Project),
              Series 1996, 6.375%, 1/01/26
--------------------------------------------------------------------------------
             Tax Obligation/General - 5.7%

             Chichester School District,
             Delaware County,
             Pennsylvania, General
             Obligation Bonds, Series 1999:
       3,125  0.000%, 3/01/26                  No Opt. Call       AAA    873,906
       3,125  0.000%, 3/01/27                  No Opt. Call       AAA    826,719
       3,125  0.000%, 3/01/28                  No Opt. Call       AAA    779,719
       3,125  0.000%, 3/01/29                  No Opt. Call       AAA    735,781

             Girard School District, Erie
             County, Pennsylvania, General
             Obligation Bonds, Series
             1999B:
       1,645  0.000%, 11/01/26                 No Opt. Call       AAA    446,206
       1,635  0.000%, 11/01/28                 No Opt. Call       AAA    394,918

       4,875 McKeesport Area School            No Opt. Call       AAA  1,496,966
              District, Allegheny County,
              Pennsylvania, General
              Obligation Bonds, Series
              1997D, 0.000%, 10/01/24

       2,195 Montour School District,          No Opt. Call       AAA  1,324,178
              Allegheny County,
              Pennsylvania, General
              Obligation Bonds, Series
              1993B, 0.000%, 1/01/14

       1,745 Plum Borough School District,   9/11 at 100.00       AAA  1,776,410
              Allegheny County,
              Pennsylvania, General
              Obligation Bonds, Series
              2001, 5.200%, 9/15/23
--------------------------------------------------------------------------------
             Tax Obligation/Limited - 2.6%

       1,000 Redevelopment Authority of     12/10 at 101.00       N/R  1,084,530
              Allegheny County,
              Pennsylvania, Tax Increment
              Finance Bonds
              (Waterfront Project), Series
              2000A, 6.300%, 12/15/18

         775 Delaware Valley Regional          No Opt. Call       Aa2    877,323
              Finance Authority,
              Pennsylvania, Local
              Government Revenue Bonds,
              Series 2002, 5.750%, 7/01/17

----
15

Portfolio of Investments (Unaudited)
NUVEEN PENNSYLVANIA MUNICIPAL BOND FUND (continued)
November 30, 2002

   Principal                                  Optional Call               Market
Amount (000) Description                        Provisions* Ratings**      Value
--------------------------------------------------------------------------------
             Tax Obligation/Limited
             (continued)

    $  1,000 Harrisburg Parking Authority,   9/11 at 100.00       Aaa $1,003,090
              Pennsylvania, Guaranteed
              Revenue Refunding Bonds,
              Series 2001J, 5.000%, 9/01/22

       1,000 Philadelphia Redevelopment      4/12 at 100.00       AAA  1,048,840
              Authority, Pennsylvania,
              Revenue Bonds, Series 2002A,
              City of Philadelphia
              Neighborhood Transformation
              Initiative, 5.500%, 4/15/22
--------------------------------------------------------------------------------
             Transportation - 11.0%

       3,000 Philadelphia, Pennsylvania,     6/07 at 102.00       AAA  3,037,470
              Airport Revenue Bonds,
              Philadelphia Airport System,
              Series 1997B,
              5.400%, 6/15/27 (Alternative
              Minimum Tax)

             Sports and Exhibition
             Authority of Pittsburgh and
             Allegheny County,
             Pennsylvania, Parking Revenue
             Bonds, Series 2001A:
       1,000  5.300%, 12/01/21              12/06 at 100.00       Aaa  1,012,830
       4,500  5.375%, 12/01/30              12/06 at 100.00       Aaa  4,551,615

       3,000 Public Parking Authority of     6/10 at 100.00       AAA  3,280,950
              Pittsburgh, Pennsylvania,
              Parking System Revenue
              Bonds, Series 2000, 6.000%,
              12/01/24

       4,535 Public Parking Authority of       No Opt. Call       AAA  4,916,167
              Pittsburgh, Pennsylvania,
              Parking System Revenue
              Bonds, Series 2002
              Refunding, 5.000%, 12/01/11
--------------------------------------------------------------------------------
             U.S. Guaranteed - 14.0%

       1,525 Allegheny County Hospital         No Opt. Call       AAA  1,886,867
              Development Authority,
              Pennsylvania, Hospital
              Revenue Bonds (Allegheny
              Valley Hospital Sublease),
              Series Q, 7.000%, 8/01/15

       2,850 Deer Lakes School District,     1/04 at 100.00       AAA  2,991,018
              Allegheny County,
              Pennsylvania, General
              Obligation Bonds, Series
              1995, 6.350%, 1/15/14
              (Pre-refunded to 1/15/04)

       1,320 Delaware County Authority,     12/06 at 102.00       Aaa  1,469,833
              Health Facilities Revenue
              Bonds (Mercy Health
              Corporation of Southeastern
              Pennsylvania Obligated
              Group), Series 1996, 6.000%,
              12/15/26

             Mckeesport Area School
             District, Allegheny County,
             Pennsylvania, General
             Obligation Bonds, Series
             1996A:
         760  6.000%, 10/01/25              10/06 at 100.00       AAA    858,397
              (Pre-refunded to 10/01/06)
       1,240  6.000%, 10/01/25              10/06 at 100.00       AAA  1,400,543
              (Pre-refunded to 10/01/06)

         750 Northeastern Pennsylvania       2/05 at 100.00       AAA    825,315
              Hospital and Education
              Authority, College Revenue
              Bonds (Guaranteed) Luzerne
              County Community College,
              6.625%, 8/15/15
              (Pre-refunded to 2/15/05)

       2,000 Pennsylvania Economic          12/05 at 102.00    BBB***  2,333,800
              Development Financing
              Authority, MacMillan Bloedel
              Limited Partnership, Exempt
              Facilities Revenue Bonds,
              Series 1995, 7.600%,
              12/01/20 (Alternative
              Minimum Tax) (Pre-refunded
              to 12/01/05)

             Pennsylvania
             Intergovernmental Cooperative
             Authority, Special Tax
             Revenue Bonds, City of
             Philadelphia Funding Program,
             Series 1994:
       1,390  7.000%, 6/15/05                  No Opt. Call       AAA  1,560,970
       1,500  7.000%, 6/15/14                6/05 at 100.00       AAA  1,684,095
              (Pre-refunded to 6/15/05)

             City of Philadelphia,
             Pennsylvania, Gas Works
             Revenue Bonds, Fourteenth
             Series:
         645  6.375%, 7/01/14                7/03 at 102.00       AAA    676,953
              (Pre-refunded to 7/01/03)
         450  6.375%, 7/01/26                7/03 at 102.00       Aaa    472,181
              (Pre-refunded to 7/01/03)

         650 City of Philadelphia,             No Opt. Call       AAA    803,160
              Pennsylvania, Gas Works
              Revenue Bonds, Twelfth
              Series B, 7.000%, 5/15/20

       2,000 Philadelphia Hospitals and        No Opt. Call   BBB+***  2,245,980
              Higher Education Facilities
              Authority, Pennsylvania,
              Hospital Revenue Refunding
              Bonds, Pennsylvania
              Hospital, Series 1996,
              6.250%, 7/01/06

         935 Municipal Authority of the        No Opt. Call       AAA  1,313,871
              Borough of West View,
              Allegheny County,
              Pennsylvania, Special
              Obligation Bonds, Series
              1985A, 9.500%, 11/15/14

         600 General Municipal Authority    12/02 at 102.00    N/R***    612,204
              of the City of Wilkes-Barre,
              Pennsylvania, College
              Misericordia Revenue Bonds,
              Refunding Series 1992A,
              7.750%, 12/01/12
              (Pre-refunded to 12/01/02)
--------------------------------------------------------------------------------
             Utilities - 3.9%

       1,875 Allegheny County Industrial       No Opt. Call       AAA  1,862,194
              Development Authority,
              Pennsylvania, Pollution
              Control Revenue Refunding
              Bonds (Duquesne Light
              Company Project), Series
              1999A, 4.350%, 12/01/13

         550 Lehigh County Industrial        8/05 at 102.00       AAA    605,622
              Development Authority,
              Pollution Control Revenue
              Refunding Bonds
              (Pennsylvania Power and
              Light Company Project),
              Series 1995A, 6.150%, 8/01/29

----
16

   Principal                                                                Optional Call                 Market
Amount (000) Description                                                      Provisions* Ratings**        Value
----------------------------------------------------------------------------------------------------------------
             Utilities (continued)

    $  1,000 Northampton County Industrial Development Authority,          7/05 at 102.00       AAA $  1,093,230
              Pennsylvania, Pollution Control Revenue Refunding Bonds
              (Metropolitan Edison Company Project), Series 1995A,
              6.100%, 7/15/21

             City of Philadelphia, Pennsylvania, Gas Works Revenue
             Bonds, Fourteenth Series:
       1,355  6.375%, 7/01/14                                              7/03 at 102.00       AAA    1,416,422
         950  6.375%, 7/01/26                                              7/03 at 102.00       BBB      953,857
----------------------------------------------------------------------------------------------------------------
             Water and Sewer - 5.1%

       5,000 Delaware County Industrial Development Authority,            10/12 at 100.00       AAA    5,059,900
              Pennsylvania, Water Facilities Revenue Bonds, Philadelphia
              Water Company Project, Series 2001, 5.350%, 10/01/31
              (Alternative Minimum Tax)

         950 Luzerne County Industrial Development Authority, Exempt      12/02 at 102.00        A3      970,538
              Facilities Revenue Bonds, Pennsylvania Gas and Water
              Company Project, Series 1992B, 7.125%, 12/01/22
              (Alternative Minimum Tax)

       1,500 Luzerne County Industrial Development Authority, Exempt      12/04 at 102.00       AAA    1,666,844
              Facilities Revenue Refunding Bonds, Pennsylvania Gas and
              Water Company Project, Series 1994A, 7.000%, 12/01/17
              (Alternative Minimum Tax)
----------------------------------------------------------------------------------------------------------------
    $156,415 Total Long-Term Investments (cost $139,230,117) - 94.4%                                 143,524,222
----------------------------------------------------------------------------------------------------------------
------------
             Short-Term Investments - 4.7%

    $  2,300 Allentown Commercial and Industrial Development Authority,                         N/R    2,300,000
              Pennsylvania, Variable Rate Demand Revenue Bonds, Series
              1999 (Diocese of Allentown), 1.200%, 12/01/29+

       4,800 Chester County Industrial Development Authority,                                VMIG-1    4,800,000
              Pennsylvania, Revenue Bonds, Archdiocese of Philadelphia,
              Variable Rate Demand Bonds, Series 2001, 1.200%, 7/01/31+
----------------------------------------------------------------------------------------------------------------
    $  7,100 Total Short-Term Investments (cost $7,100,000)                                            7,100,000
----------------------------------------------------------------------------------------------------------------
------------
             Other Assets Less Liabilities - 0.9%                                                      1,429,847

             --------------------------------------------------------------------------------------------------
             Net Assets - 100%                                                                      $152,054,069

             --------------------------------------------------------------------------------------------------

           * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
           ** Ratings: Using the higher of Standard & Poor's or Moody's rating. *** Securities are backed by an escrow or trust containing sufficient
              U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.
          N/R Investment is not rated.
          (WI)Security purchased on a when-issued basis.
           + Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.



                                See accompanying notes to financial statements.

----
17

Portfolio of Investments (Unaudited)
NUVEEN VIRGINIA MUNICIPAL BOND FUND
November 30, 2002

   Principal                                  Optional Call               Market
Amount (000) Description                        Provisions* Ratings**      Value
--------------------------------------------------------------------------------
             Basic Materials - 5.1%

    $  2,500 Industrial Development          2/08 at 102.00       Ba1 $1,686,400
              Authority of the County of
              Bedford, Virginia,
              Industrial Development
              Refunding Revenue Bonds
              (Nekoosa Packaging
              Corporation), Series 1998,
              5.600%, 12/01/25
              (Alternative Minimum Tax)

       2,000 Industrial Development         12/09 at 101.00       Ba1  1,507,800
              Authority of the County of
              Bedford, Virginia,
              Industrial Development
              Refunding Revenue Bonds
              (Nekoosa Packaging
              Corporation), Series 1999,
              6.300%, 12/01/25
              (Alternative Minimum Tax)

       2,000 Industrial Development          9/04 at 102.00       BBB  2,041,540
              Authority of
              Covington-Alleghany County,
              Virginia, Pollution Control
              Facilities Refunding Revenue
              Bonds (Westvaco Corporation
              Project), Series 1994,
              6.650%, 9/01/18

       3,545 Industrial Development          4/04 at 102.00       BBB  3,610,653
              Authority of the Isle of
              Wight County, Virginia,
              Solid Waste Disposal
              Facilities Revenue Bonds
              (Union Camp Corporation
              Project), Series 1994,
              6.550%, 4/01/24 (Alternative
              Minimum Tax)

       3,000 Industrial Development          5/07 at 102.00       BBB  3,011,670
              Authority of the Isle of
              Wight County, Virginia,
              Solid Waste Disposal
              Facilities Revenue Bonds
              (Union Camp Corporation
              Project), Series 1997,
              6.100%, 5/01/27 (Alternative
              Minimum Tax)
--------------------------------------------------------------------------------
             Capital Goods - 1.7%

       2,250 Industrial Development            No Opt. Call       BBB  2,198,903
              Authority of the County of
              Charles City, Virginia,
              Solid Waste Disposal
              Facility Revenue Refunding
              Bonds (USA Waste of
              Virginia, Inc. Project),
              Series 1999, 4.875%, 2/01/09
              (Alternative Minimum Tax)

       2,000 Industrial Development            No Opt. Call       BB-  1,713,700
              Authority of the County of
              Henrico, Virginia, Solid
              Waste Disposal Revenue Bonds
              (Browning-Ferris Industries
              of South Atlantic, Inc.
              Project), Series 1996A,
              5.450%, 1/01/14 (Alternative
              Minimum Tax)
--------------------------------------------------------------------------------
             Consumer Staples - 1.2%

       2,335 Children's Trust Fund, Puerto   5/12 at 100.00        A1  2,260,210
              Rico, Tobacco Settlement
              Asset-Backed Bonds, Series
              2002 Refunding, 5.375%,
              5/15/33

         500 Industrial Development          4/07 at 101.00        A+    518,680
              Authority of the County of
              James City, Virginia, Sewage
              and Solid Waste Disposal
              Facilities Revenue Bonds
              (Anheuser Busch Project),
              Series 1997, 6.000%, 4/01/32
              (Alternative Minimum Tax)
--------------------------------------------------------------------------------
             Education and Civic
             Organizations - 10.4%

       2,000 Industrial Development          1/09 at 101.00        A1  2,128,880
              Authority of the City of
              Alexandria, Virginia,
              Educational Facilities
              Revenue Bonds (Episcopal
              High School), Series 1999,
              5.875%, 1/01/29

       1,500 Industrial Development         10/10 at 101.00       AAA  1,631,835
              Authority of the City of
              Alexandria, Virginia, Fixed
              Rate Revenue Bonds
              (Institute for Defense
              Analyses), Series 2000A,
              5.900%, 10/01/30

             Industrial Development
             Authority of Danville,
             Virginia, Student Housing
             Revenue Bonds (Collegiate
             Housing Foundation - Averett
             College Project), Series
             1999A:
         680  6.875%, 6/01/20                6/09 at 102.00       N/R    652,011
       1,910  7.000%, 6/01/30                6/09 at 102.00       N/R  1,821,815

             Industrial Development
             Authority of Loudoun County,
             Virginia, University
             Facilities Revenue Refunding
             Bonds (George Washington
             University), Series 1992:
         500  6.250%, 5/15/12                5/03 at 101.00        A2    511,610
       2,225  6.250%, 5/15/22                5/03 at 101.00        A2  2,270,101

       1,000 City of Portsmouth, Virginia,   5/07 at 102.00        AA    987,990
              Golf Course System Revenue
              Bonds, Series 1998, 5.000%,
              5/01/23

       2,000 Prince William County Park     10/09 at 101.00        A3  2,086,000
              Authority, Virginia, Park
              Facilities Revenue Refunding
              and Improvement Bonds,
              Series 1999, 6.000%, 10/15/28

       1,500 Industrial Development          7/11 at 100.00      Baa3  1,552,905
              Authority of Rockbridge
              County, Virginia, Virginia
              Horse Center Revenue and
              Refunding Bonds, Series
              2001C, 6.850%, 7/15/21

       1,250 Industrial Development         10/03 at 102.00      Baa3  1,251,013
              Authority of Rockingham
              County, Virginia,
              Educational Facilities
              Revenue Bonds (Bridgewater
              College), Series 1993,
              6.000%, 10/01/23

             Staunton Industrial
             Development Authority,
             Virginia, Educational
             Facilities Revenue Bonds
             (Mary Baldwin College):
         350  5.900%, 11/01/03                 No Opt. Call       N/R    360,038
         370  6.000%, 11/01/04                 No Opt. Call       N/R    389,969

----
18

   Principal                                  Optional Call               Market
Amount (000) Description                        Provisions* Ratings**      Value
--------------------------------------------------------------------------------
             Education and Civic
             Organizations (continued)

    $  1,250 University of Puerto Rico,      6/10 at 100.00       AAA $1,358,950
              University System Revenue
              Bonds, Series O, 5.750%,
              6/01/19

       2,000 Virginia College Building       4/03 at 102.00      BBB+  2,042,500
              Authority, Educational
              Facilities Revenue Bonds,
              Roanoke College Project,
              Series 1992 Refunding,
              6.625%, 10/15/12

       3,250 Virginia College Building       4/03 at 102.00        A+  3,328,098
              Authority, Educational
              Facilities Revenue Refunding
              Bonds (Hampton University
              Project), Series 1993,
              5.750%, 4/01/14

         420 Virginia College Building       1/04 at 102.00        AA    442,012
              Authority, Educational
              Facilities Revenue Bonds
              (Washington and Lee
              University Project), Series
              1994, 5.750%, 1/01/14

       1,250 Virginia College Building       7/08 at 101.00        AA  1,235,538
              Authority, Educational
              Facilities Revenue and
              Refunding Bonds (Marymount
              University Project), Series
              1998, 5.125%, 7/01/28

             Industrial Development
             Authority of the City of
             Winchester, Virginia,
             Educational Facilities First
             Mortgage Revenue Bonds
             (Shenandoah University
             Project), Series 1994:
         180  6.700%, 10/01/14              10/04 at 102.00        AA    196,792
          95  6.750%, 10/01/19              10/04 at 102.00        AA    104,321
--------------------------------------------------------------------------------
             Healthcare - 10.3%

       2,060 Albemarle County Industrial    10/03 at 102.00        A2  2,120,791
              Development Authority,
              Virginia, Hospital Refunding
              Revenue Bonds, Martha
              Jefferson Hospital, Series
              1993, 5.875%, 10/01/13

       1,500 Albemarle County Industrial    10/12 at 100.00        A2  1,473,615
              Development Authority,
              Virginia, Hospital Revenue
              Bonds, Martha Jefferson
              Hospital, Series 2002,
              5.250%, 10/01/35

       2,000 Industrial Development          6/07 at 102.00       AAA  2,022,560
              Authority of the City of
              Fredericksburg, Virginia,
              Hospital Facilities Revenue
              Refunding Bonds (MediCorp
              Health System Obligated
              Group), Series 1996, 5.250%,
              6/15/23

       1,500 Industrial Development          6/12 at 100.00        A3  1,433,175
              Authority of Fredericksburg,
              Virginia, Revenue Bonds,
              Medicorp Health System,
              Series 2002B, 5.125%, 6/15/33

       1,110 Industrial Development         12/05 at 102.00       BBB  1,033,266
              Authority of the County of
              Giles, Virginia, Exempt
              Facility Revenue Bonds,
              Hoechst Celanese Project,
              Series 1995, 5.950%,
              12/01/25 (Alternative
              Minimum Tax)

       3,250 Industrial Development            No Opt. Call       AAA  3,876,243
              Authority of the County of
              Hanover, Virginia, Hospital
              Revenue Bonds (Memorial
              Regional Medical Center
              Project at Hanover Medical
              Park) (Guaranteed by Bon
              Secours Health System
              Obligated Group), Series
              1995, 6.375%, 8/15/18

       2,000 Industrial Development          8/05 at 102.00       AAA  2,039,240
              Authority of the County of
              Hanover, Virginia, Hospital
              Revenue Bonds (Bon Secours
              Health System Projects) (Bon
              Secours Health System
              Obligated Group), Series
              1995, 5.500%, 8/15/25

       1,450 Loudoun County Industrial       6/12 at 101.00      BBB-  1,451,668
              Development Authority,
              Virginia, Loudoun Hospital
              Center Revenue Bonds, Series
              2002A, 6.000%, 6/01/22

       1,250 Industrial Development          1/08 at 101.00        A+  1,227,600
              Authority of the City of
              Lynchburg, Virginia,
              Healthcare Facilities
              Revenue and Refunding Bonds
              (Centra Health), Series
              1998, 5.200%, 1/01/28

       2,710 Manassas Industrial             4/13 at 100.00        A2  2,631,762
              Development Authority,
              Virginia, Hospital Revenue
              Bonds, Prince William
              Hospital, Series 2002,
              5.250%, 4/01/33

       1,500 Medical College of Virginia     7/08 at 102.00       AAA  1,506,675
              Hospitals Authority, General
              Revenue Bonds, Series 1998,
              5.125%, 7/01/23

         375 Richmond Industrial             2/03 at 100.00       AA-    376,451
              Development Authority
              Virginia, Revenue Bonds,
              Medical Facility, Richmond
              Metropolitan Blood Service,
              7.125%, 2/01/11

       2,785 Industrial Development          7/12 at 100.00       AAA  2,940,960
              Authority of the County of
              Roanoke, Virginia, Hospital
              Revenue Bonds, Carilion
              Health System, Series 2002A,
              5.500%, 7/01/19
--------------------------------------------------------------------------------
             Housing/Multifamily - 6.7%

       1,000 Industrial Development          5/10 at 100.00       Aaa  1,046,420
              Authority of Arlington
              County, Virginia,
              Multifamily Housing Revenue
              Bonds (Patrick Henry
              Apartments Project), Series
              2000, 6.050%, 11/01/32
              (Alternative Minimum Tax)
              (Mandatory put 11/01/20)

       1,105 Industrial Development         11/10 at 102.00       AAA  1,166,129
              Authority of Arlington
              County, Virginia,
              Multifamily Housing Mortgage
              Revenue Bonds (The Berkeley
              Apartments), Series 2000,
              5.850%, 12/01/20
              (Alternative Minimum Tax)

       1,045 Chesterfield County             4/12 at 102.00       Aa2  1,069,338
              Industrial Development
              Authority, Virginia,
              Multifamily Housing Revenue
              Bonds (GNMA Mortgage-Backed
              Securities Program - Fore
              Courthouse Senior Apartments
              Project), Series 2002A,
              5.600%, 10/20/31
              (Alternative Minimum Tax)

----
19

Portfolio of Investments (Unaudited)
NUVEEN VIRGINIA MUNICIPAL BOND FUND (continued)
November 30, 2002

   Principal                                  Optional Call               Market
Amount (000) Description                        Provisions* Ratings**      Value
--------------------------------------------------------------------------------
             Housing/Multifamily
             (continued)

    $  1,200 Fairfax County, Virginia,       9/06 at 102.00       AAA $1,239,768
              Redevelopment and Housing
              Authority, FHA-Insured
              Mortgage Housing for the
              Elderly Revenue Refunding
              Bonds (Little River Glen),
              Series 1996, 6.100%, 9/01/26

       3,665 Economic Development            7/09 at 102.00       AAA  3,971,284
              Authority of Henrico County,
              Virginia, Beth Sholom
              Assisted Living Revenue
              Bonds, GNMA Mortgage-Backed
              Securities Financing, Series
              1999A, 6.000%, 7/20/39

       1,000 Lynchburg Redevelopment and     4/10 at 102.00       AAA  1,039,590
              Housing Authority, Virginia,
              Vistas Revenue Bonds, GNMA
              Mortgage- Backed Securities
              Financing, Series 2000A,
              6.200%, 1/20/40 (Alternative
              Minimum Tax)

       2,000 Newport News, Redevelopment     1/03 at 100.00       AAA  2,002,260
              and Housing Authority,
              Virginia, Mortgage Revenue
              Refunding Bonds, West
              Apartments, Series A,
              6.550%, 7/01/24

         480 Suffolk Redevelopment and       1/03 at 103.00      Baa2    491,659
              Housing Authority, Virginia,
              Multifamily Housing Revenue
              Refunding Bonds (Chase
              Heritage at Dulles Project),
              Series 1994, 7.000%, 7/01/24
              (Mandatory put 7/01/04)

       2,955 City of Virginia Beach         10/14 at 102.00       N/R  2,918,151
              Development Authority,
              Virginia, Multifamily
              Residential Rental Housing
              Revenue Bonds (The Hamptons
              and Hampton Court Apartments
              Project), Series 1999,
              7.500%, 10/01/39
              (Alternative Minimum Tax)

          15 Virginia Housing Development    5/03 at 100.00       AA+     15,202
              Authority, Multifamily
              Housing Bonds, Series 1991F,
              7.000%, 5/01/04

         610 Virginia Housing Development    6/06 at 100.00       AA+    612,428
              Authority, Rental Housing
              Bonds, 2001 Series L,
              5.000%, 12/01/20
--------------------------------------------------------------------------------
             Housing/Single Family - 4.5%

       2,000 Virginia Housing Development    7/05 at 102.00       AA+  2,065,080
              Authority, Commonwealth
              Mortgage Bonds, 1995 Series
              C, Subseries C-3, 6.125%,
              7/01/22 (Alternative Minimum
              Tax)

       2,825 Virginia Housing Development    1/08 at 102.00       AA+  2,848,419
              Authority, Commonwealth
              Mortgage Bonds, 1996 Series
              G, Subseries G-1, 5.300%,
              1/01/22 (Alternative Minimum
              Tax)

       4,500 Virginia Housing Development    7/11 at 100.00       AAA  4,583,835
              Authority, Commonwealth
              Mortgage Bonds, 2001 Series
              H, Subseries H-1, 5.350%,
              7/01/31

       1,050 Virginia Housing Development    7/10 at 100.00       AA+  1,106,931
              Authority, Commonwealth
              Mortgage Bonds, 2001 Series
              A, Subseries A-1, 5.800%,
              7/01/12 (Alternative Minimum
              Tax)
--------------------------------------------------------------------------------
             Long-Term Care - 1.1%

       1,000 Health Center Commission for   12/06 at 102.00       AAA  1,026,400
              the County of Chesterfield,
              Virginia, Mortgage Revenue
              Bonds (GNMA Collateralized -
              Lucy Corr Nursing Home
              Project), Series 1996,
              5.875%, 12/01/21

         500 Fairfax County Redevelopment   12/06 at 103.00       AAA    525,480
              and Housing Authority,
              Virginia, Multifamily
              Housing Revenue Refunding
              Bonds (FHA-Insured Mortgage
              Loan - Paul Spring
              Retirement Center), Series
              1996A, 6.000%, 12/15/28

         910 Industrial Development          7/03 at 102.00       AAA    936,681
              Authority of the County of
              Henrico, Virginia, Nursing
              Facility Insured Mortgage
              Refunding Revenue Bonds
              (Cambridge Manor Nursing
              Home), Series 1993, 5.875%,
              7/01/19
--------------------------------------------------------------------------------
             Tax Obligation/General - 7.1%

         480 County of Chesterfield,         1/11 at 100.00       AAA    487,824
              Virginia, General Obligation
              Public Improvement Bonds,
              Series 2001, 5.000%, 1/15/21

       1,000 City of Franklin, Virginia,     1/12 at 101.00       AAA  1,007,450
              General Obligation Public
              Improvement Bonds, Series
              2001B, City Projects,
              5.000%, 1/15/24

             City of Hampton, Virginia,
             Public Improvement Bonds of
             2000 (General Obligation):
       1,500  5.750%, 2/01/17                2/10 at 102.00        AA  1,638,930
       1,685  6.000%, 2/01/20                2/10 at 102.00        AA  1,897,731

       2,630 Loudoun County, Virginia,       1/10 at 101.00       AA+  2,718,237
              General Obligation Public
              Improvement Bonds, Series
              2000B, 5.250%, 1/01/21

       1,625 Loudoun County, Virginia,       5/12 at 100.00       AA+  1,703,065
              General Obligation Public
              Improvement Bonds, Series
              2002A, 5.250%, 5/01/20

       2,355 Newport News, Virginia,         7/13 at 100.00        AA  2,438,155
              General Obligation Bonds,
              Series 2002A, General
              Improvement and Water
              Projects, 5.000%, 7/01/18

       1,555 Northern Mariana Islands        6/10 at 100.00         A  1,615,350
              Commonwealth, General
              Obligation Bonds, Series
              2000A, 6.000%, 6/01/20

       1,000 Pittsylvania County,            3/11 at 102.00         A  1,004,670
              Virginia, General Obligation
              Bonds, Series 2001, 5.125%,
              3/01/23

----
20

   Principal                                  Optional Call               Market
Amount (000) Description                        Provisions* Ratings**      Value
--------------------------------------------------------------------------------
             Tax Obligation/General
             (continued)

    $  1,000 City of Roanoke, Virginia,     10/12 at 101.00        AA $1,044,640
              General Obligation Public
              Improvement Bonds, Series
              2002A, 5.000%, 10/01/17

       1,000 City of Virginia Beach,         6/11 at 101.00       AA+  1,022,560
              Virginia, General Obligation
              Public Improvement Bonds,
              Series 2001, 5.000%, 6/01/20
--------------------------------------------------------------------------------
             Tax Obligation/Limited - 12.6%

         750 City of Bristol, Virginia,     11/12 at 102.00       AAA    752,310
              General Obligation Utility
              System Revenue Bonds, Series
              2002, 5.000%, 11/01/24

       2,000 Industrial Development          7/06 at 102.00       AAA  2,153,200
              Authority of Brunswick
              County, Virginia,
              Correctional Facility Lease
              Revenue Bonds, Series 1996,
              5.500%, 7/01/17

       1,000 Caroline County, Virginia,      6/12 at 102.00       Aaa  1,007,170
              Industrial Development
              Authority, Lease Revenue
              Bonds, Series 2002, 5.125%,
              6/15/34

         860 Fairfax County Economic         9/09 at 102.00        AA    968,308
              Development Authority,
              Virginia, Parking Revenue
              Bonds (Vienna II Metrorail
              Station Project), First
              Series 1999, 6.000%, 9/01/18

       1,000 Greater Richmond Convention     6/10 at 101.00        A-  1,092,330
              Center Authority, Virginia,
              Hotel Tax Revenue Bonds
              (Convention Center Expansion
              Project), Series 2000,
              6.125%, 6/15/20

       1,000 Hampton Roads, Virginia,        7/06 at 102.00       AAA  1,045,120
              Regional Jail Authority,
              Regional Jail Facility
              Revenue Bonds, Series 1996A,
              5.500%, 7/01/24

       1,000 City of Harrisonburg,          12/10 at 102.00       AAA  1,064,560
              Virginia, Public
              Recreational Facility
              General Obligation and
              Revenue Bonds, Series 2000,
              5.750%, 12/01/29

         750 Loudoun County, Virginia,         No Opt. Call       AAA    880,508
              Certificates of
              Participation, Series E,
              7.200%, 10/01/10

       1,000 Middlesex County, Virginia,     8/09 at 102.00       AAA  1,087,410
              Industrial Development
              Authority, Lease Revenue
              Bonds, School Facilities
              Project, Series 1999,
              6.000%, 8/01/24

         675 Norfolk Redevelopment and      11/09 at 102.00       AA+    716,229
              Housing Authority, Virginia,
              Educational Facility Revenue
              Bonds (State Board for
              Community
              Colleges - Tidewater
              Community College Downtown
              Campus), Series 1999,
              5.500%, 11/01/19

       1,000 Northampton County and Towns,   2/13 at 101.00        AA    967,420
              Virginia, Joint Industrial
              Development Authority, Lease
              Revenue Bonds, County
              Capital Projects, Series
              2002, 5.000%, 2/01/33

             Prince William County,
             Virginia, Industrial
             Development Authority, Lease
             Revenue Bonds, ATCC Project:
       2,000  6.000%, 2/01/14                2/06 at 102.00       Aa3  2,078,920
       1,000  6.000%, 2/01/18                2/06 at 102.00       Aa3  1,022,600

       1,575 Prince William County,          6/12 at 100.00       Aa2  1,651,262
              Virginia, Lease
              Participation Certificates,
              Series 2002, 5.250%, 12/01/18

       1,000 Puerto Rico Highway and         7/10 at 101.00       AAA  1,075,680
              Transportation Authority,
              Transportation Revenue
              Bonds, Series B,
              5.750%, 7/01/19

             Puerto Rico Public Buildings
             Authority, Guaranteed
             Government Facilities Revenue
             Bonds, Series 2002D Refunding:
         500  5.250%, 7/01/27                7/12 at 100.00        A-    507,885
       1,800  5.250%, 7/01/36                7/12 at 100.00        A-  1,823,598

       1,000 Puerto Rico Public Finance        No Opt. Call       AAA  1,092,250
              Corporation, Commonwealth
              Appropriation Bonds, 2002
              Series E, 5.500%, 8/01/27

       2,000 Virgin Islands Public Finance  10/10 at 101.00      BBB-  2,220,420
              Authority, Revenue Bonds
              (Virgin Islands Gross
              Receipts Taxes Loan Note),
              Series 1999A, 6.500%,
              10/01/24

       2,000 Virginia College Building       2/12 at 100.00       AA+  2,013,760
              Authority, Educational
              Facilities Revenue Bonds,
              21st Century College and
              Equipment Program, Series
              2002A, 5.000%, 2/01/22

       1,000 Virginia Commonwealth           5/07 at 101.00       AA+  1,024,880
              Transportation Board,
              Transportation Revenue
              Bonds, U.S. Route 58
              Corridor Development
              Program, Series 1997C
              Refunding, 5.125%, 5/15/19

       1,000 Virginia Public School          8/04 at 102.00       Aa1  1,085,030
              Authority, School Financing
              Bonds, 1991 Resolution,
              Series 1994A, 6.200%, 8/01/13

             Virginia Resources Authority,
             Infrastructure Revenue Bonds,
             Pooled Loan Bond Program,
             Series 2002A:
       1,650  5.000%, 5/01/20                5/11 at 101.00        AA  1,679,090
         620  5.000%, 5/01/21                5/11 at 101.00        AA    627,645

----
21

Portfolio of Investments (Unaudited)
NUVEEN VIRGINIA MUNICIPAL BOND FUND (continued)
November 30, 2002

   Principal                                  Optional Call               Market
Amount (000) Description                        Provisions* Ratings**      Value
--------------------------------------------------------------------------------
             Transportation - 9.9%

    $    750 Charlottesville-Albemarle      12/05 at 102.00       BBB $  774,330
              Airport Authority, Virginia,
              Airport Revenue Refunding
              Bonds, Series 1995, 6.125%,
              12/01/13 (Alternative
              Minimum Tax)

       1,250 City of Chesapeake, Virginia,   7/09 at 101.00      Baa2  1,279,925
              Chesapeake Expressway Toll
              Road Revenue Bonds, Series
              1999A, 5.625%, 7/15/19

             Loudoun County, Virginia,
             Industrial Development
             Authority, Air Cargo Facility
             Revenue Bonds, Washington
             Dulles Air Cargo:
       2,480  7.000%, 1/01/09 (Alternative   1/03 at 100.00       N/R  2,480,025
              Minimum Tax)
         600  6.500%, 1/01/09 (Alternative   1/06 at 102.00       N/R    591,012
              Minimum Tax)

             Metropolitan Washington
             Airports Authority, Virginia,
             Airport System Revenue Bonds,
             Series 2001B:
       1,475  5.000%, 10/01/26              10/11 at 101.00       AAA  1,451,680
       1,250  5.000%, 10/01/31              10/11 at 101.00       AAA  1,220,988

       1,160 Metropolitan Washington        10/04 at 102.00       AAA  1,221,712
              Airports Authority,
              Virginia, Airport System
              Revenue Bonds, Series 1994A,
              5.750%, 10/01/20
              (Alternative Minimum Tax)

         900 Metropolitan Washington        10/07 at 101.00       Aa3    905,787
              Airports Authority,
              Virginia, Airport System
              Revenue Bonds, Series 1997B,
              5.500%, 10/01/23
              (Alternative Minimum Tax)

         225 Metropolitan Washington        10/08 at 101.00       Aa3    214,571
              Airports Authority,
              Virginia, Airport System
              Revenue Bonds, Series 1998A,
              5.000%, 10/01/28

       3,000 Norfolk Airport Authority,      7/11 at 100.00       AAA  3,019,110
              Virginia, Airport Revenue
              Bonds, Series 2001A, 5.125%,
              7/01/31

             Pocahontas Parkway
             Association, Virginia, Route
             895 Connector Toll Road
             Revenue Bonds, Senior Current
             Interest, Series 1998A:
       5,000  0.000%, 8/15/16                 8/08 at 64.81      BBB-  1,539,200
       5,500  5.500%, 8/15/28                8/08 at 102.00      BBB-  3,690,445

       2,250 Puerto Rico Ports Authority,    6/06 at 102.00       BB-    990,248
              Special Facilities Revenue
              Bonds (American Airlines,
              Inc. Project), 1996 Series
              A, 6.250%, 6/01/26
              (Alternative Minimum Tax)

       1,730 Richmond Metropolitan             No Opt. Call       AAA  1,820,254
              Authority, Virginia,
              Expressway Revenue and
              Refunding Bonds, Series
              1998, 5.250%, 7/15/22

       1,000 Virginia Port Authority, Port   7/07 at 101.00       AAA  1,021,260
              Facilities Revenue Bonds,
              Series 1997, 5.500%, 7/01/24
              (Alternative Minimum Tax)

       1,000 Virginia Resources Authority,   2/11 at 100.00       Aa2  1,024,960
              Airport Revolving Fund
              Revenue Bonds, Series 2001A,
              5.250%, 8/01/23
--------------------------------------------------------------------------------
             U.S. Guaranteed - 9.8%

       1,415 Children's Trust Fund, Puerto   7/10 at 100.00       AAA  1,558,240
              Rico, Tobacco Settlement
              Asset-Backed Bonds, Series
              2000, 5.750%, 7/01/20
              (Pre-refunded to 7/01/10)

       1,161 Fairfax County Redevelopment   12/03 at 101.00    N/R***  1,188,551
              and Housing Authority,
              Virginia, Revenue Bonds,
              1992 Issue A (FCRHA Office
              Building), 7.500%, 6/15/18
              (Pre-refunded to 12/15/03)

         150 Fairfax County, Virginia,       4/07 at 102.00       AAA    172,703
              Water Authority, Water
              Refunding Revenue Bonds,
              Series 1992, 6.000%, 4/01/22
              (Pre-refunded to 4/01/07)

         500 Industrial Development         11/06 at 100.00    Aa2***    574,915
              Authority of the City of
              Hampton, Virginia, Hospital
              Revenue and Refunding Bonds
              (Sentara Hampton General
              Hospital), Series 1994A,
              6.500%, 11/01/12
              (Pre-refunded to 11/01/06)

       2,000 Industrial Development          8/05 at 102.00     AA***  2,294,920
              Authority of the County of
              Henrico, Virginia, Public
              Facility Lease Revenue Bonds
              (Henrico County Regional
              Jail Project), Series 1994,
              7.000%, 8/01/13
              (Pre-refunded to 8/01/05)

       1,250 Industrial Development          1/07 at 101.00     A2***  1,421,150
              Authority of Henry County,
              Virginia, Hospital Revenue
              Bonds (Memorial Hospital of
              Martinsville and Henry
              County), Series 1997,
              6.000%, 1/01/27
              (Pre-refunded to 1/01/07)

       2,000 Peninsula Ports Authority,      8/06 at 100.00   BBB+***  2,205,460
              Virginia, Healthcare
              Facilities Refunding Revenue
              Bonds, Mary Immaculate
              Project, 7.000%, 8/01/17
              (Pre-refunded to 8/01/06)

       2,250 Industrial Development         10/05 at 102.00       Aaa  2,588,760
              Authority of the County of
              Prince William, Virginia,
              Hospital Facility Revenue
              Bonds (Potomac Hospital
              Corporation of Prince
              William), Series 1995,
              6.850%, 10/01/25
              (Pre-refunded to 10/01/05)

----
22

   Principal                                  Optional Call               Market
Amount (000) Description                        Provisions* Ratings**      Value
--------------------------------------------------------------------------------
             U.S. Guaranteed (continued)

    $  2,500 Prince William County Park     10/04 at 102.00    N/R*** $2,781,300
              Authority, Virginia, Revenue
              Bonds, Series 1994, 6.875%,
              10/15/16 (Pre-refunded to
              10/15/04)

             Puerto Rico Infrastructure
             Financing Authority, Special
             Obligation Bonds, 2000 Series
             A:
         500  5.500%, 10/01/32              10/10 at 101.00       AAA    534,405
       1,500  5.500%, 10/01/40              10/10 at 101.00       AAA  1,599,840

       1,500 Richmond, Virginia,             3/05 at 102.00       AAA  1,686,705
              Redevelopment and Housing
              Authority, Project Revenue
              Bonds (1994 Old Manchester
              Project), Series 1994,
              6.800%, 3/01/15
              (Pre-refunded to 3/01/05)

         580 Virginia College Building       1/04 at 102.00       AAA    617,828
              Authority, Educational
              Facilities Revenue Bonds
              (Washington and Lee
              University Project), Series
              1994, 5.750%, 1/01/14
              (Pre-refunded to 1/01/04)

       1,000 Virginia Resources Authority,  10/07 at 100.00     AA***  1,128,020
              Water and Sewer System
              Revenue Bonds (Sussex County
              Project), 1995 Series A,
              5.600%, 10/01/25
              (Pre-refunded to 10/01/07)

             Industrial Development
             Authority of the City of
             Winchester, Virginia,
             Educational Facilities First
             Mortgage Revenue Bonds
             (Shenandoah University
             Project), Series 1994:
       1,620  6.700%, 10/01/14              10/04 at 102.00     AA***  1,797,390
              (Pre-refunded to 10/01/04)
         680  6.750%, 10/01/19              10/04 at 102.00     AA***    755,072
              (Pre-refunded to 10/01/04)
--------------------------------------------------------------------------------
             Utilities - 6.8%

       4,335 Puerto Rico Electric Power        No Opt. Call       AAA  5,070,389
              Authority, Power Revenue
              Inverse Floater Bonds,
              Drivers Series 147, 14.470%,
              1/01/09 (IF)

             City of Richmond, Virginia,
             Public Utility Revenue Bonds,
             Series 2002 Refunding:
       1,500  5.000%, 1/15/27                1/12 at 100.00       AAA  1,496,790
       4,800  5.000%, 1/15/33                1/12 at 100.00       AAA  4,751,760

       1,000 Industrial Development          5/03 at 100.00      Baa1  1,005,040
              Authority of Russell County,
              Virginia, Pollution Control
              Revenue Bonds, Appalachian
              Power Company Project,
              Series 1990G, 7.700%,
              11/01/07

       1,500 Southeastern Public Service     7/03 at 102.00        A-  1,531,005
              Authority of Virginia,
              Senior Revenue Bonds
              (Regional Solid Waste
              System), Series 1993,
              6.000%, 7/01/13 (Alternative
              Minimum Tax)

       1,960 Virginia Resources Authority,   4/05 at 102.00        AA  2,035,166
              Solid Waste Disposal System
              Revenue Bonds (County of
              Prince William, Virginia)
              Refunding, 1995 Series A,
              5.500%, 4/01/15
--------------------------------------------------------------------------------
             Water and Sewer - 11.2%

       1,000 Fairfax County, Virginia,       7/06 at 102.00       AAA  1,084,430
              Sewer Revenue Bonds, Series
              1996, 5.875%, 7/15/28

       1,000 Fairfax County Water              No Opt. Call       AAA  1,023,530
              Authority, Virginia, Water
              Refunding Revenue Bonds,
              Series 1997, 5.000%, 4/01/21

       2,045 Fairfax County Water            4/07 at 102.00       AAA  2,274,142
              Authority, Virginia, Water
              Refunding Revenue Bonds,
              Series 1992, 6.000%, 4/01/22

             Fairfax County Water
             Authority, Virginia, Water
             Refunding Revenue Bonds,
             Series 2002:
       1,925  5.375%, 4/01/21                4/12 at 100.00       AAA  2,021,443
       1,000  5.000%, 4/01/27                4/12 at 100.00       AAA  1,005,350

       1,000 Frederick-Winchester Service   10/03 at 102.00       AAA  1,045,800
              Authority, Virginia,
              Regional Sewer System
              Refunding Revenue Bonds,
              Series 1993, 5.750%, 10/01/15

       1,500 Leesburg, Virginia, Utility     7/07 at 102.00       AAA  1,516,800
              System Revenue Refunding
              Bonds, 5.125%, 7/01/22

       1,000 Loudoun County Sanitation       1/07 at 102.00       AAA  1,005,820
              Authority, Virginia, Water
              and Sewer System Revenue
              Bonds, Refunding Series
              1996, 5.125%, 1/01/26

       2,900 Prince William County Service   7/08 at 101.00       AAA  2,775,387
              Authority, Virginia, Water
              and Sewer System Refunding
              Revenue Bonds, Series 1997,
              4.750%, 7/01/29

       2,000 County of Spotsylvania,         6/07 at 102.00       AAA  2,053,680
              Virginia, Water and Sewer
              System Revenue Bonds, Series
              1997, 5.400%, 6/01/27

       1,270 Upper Occoquan Sewage           1/04 at 102.00       AAA  1,273,366
              Authority, Virginia,
              Regional Sewerage System
              Revenue Refunding Bonds,
              Series 1993, 5.000%, 7/01/21

         750 City of Virginia Beach,         9/10 at 101.00       Aa3    831,593
              Virginia, Storm Water
              Utility Revenue Bonds,
              Series 2000, 6.000%, 9/01/20

----
23

Portfolio of Investments (Unaudited)
NUVEEN VIRGINIA MUNICIPAL BOND FUND (continued)
November 30, 2002

   Principal                                                                Optional Call                 Market
Amount (000) Description                                                      Provisions* Ratings**        Value
----------------------------------------------------------------------------------------------------------------
             Water and Sewer (continued)

    $  1,000 Virginia Resources Authority, Sewer System Revenue Bonds     10/05 at 102.00        AA $  1,045,499
              (Hopewell Regional Wastewater Treatment Facility Project),
              1995 Series A, 6.000%, 10/01/25 (Alternative Minimum Tax)

       1,000 Virginia Resources Authority, Clean Water State Revolving    10/10 at 100.00       AAA    1,060,339
              Fund Revenue Bonds, Series 1999, 5.625%, 10/01/22

             Virginia Resources Authority, Clean Water State Revolving
             Fund Revenue Bonds,  RITES Series PA-790-R, Inverse
             Floaters:
         500  14.390%, 10/01/14 (IF)                                      10/10 at 100.00       AAA      662,809
         410  14.390%, 10/01/15 (IF)                                      10/10 at 100.00       AAA      534,852
       1,900  14.390%, 10/01/16 (IF)                                      10/10 at 100.00       AAA    2,438,744

       2,485 Virginia Resources Authority, Water and Sewer System          5/11 at 101.00        AA    2,580,920
              Revenue Bonds, Caroline County Public Improvements
              Project, Series 2001, 5.250%, 5/01/21
----------------------------------------------------------------------------------------------------------------
    $229,176 Total Long-Term Investments (cost $224,467,360) - 98.4%                                 230,192,612
----------------------------------------------------------------------------------------------------------------
------------
             Other Assets Less Liabilities - 1.6%                                                      3,856,078

             --------------------------------------------------------------------------------------------------
             Net Assets - 100%                                                                      $234,048,690

             --------------------------------------------------------------------------------------------------

           * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
           ** Ratings: Using the higher of Standard & Poor's or Moody's rating. *** Securities are backed by an escrow or trust containing sufficient
              U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.
          N/R Investment is not rated.
         (IF) Inverse floating rate security.



                                See accompanying notes to financial statements.

----
24

Statement of Assets and Liabilities (Unaudited)
November 30, 2002

                                                       Maryland  Pennsylvania     Virginia
------------------------------------------------------------------------------------------
Assets
Investments in municipal securities, at market
 value                                             $94,382,264  $143,524,222  $230,192,612
Temporary investments in short-term securities,
 at amortized cost, which approximates market
 value                                                      --     7,100,000            --
Cash                                                   411,913            --            --
Receivables:
 Interest                                            1,857,889     2,514,280     4,202,321
 Investments sold                                           --       407,200     3,462,961
 Shares sold                                           126,086       339,703       225,615
Other assets                                                83           124           148
------------------------------------------------------------------------------------------
   Total assets                                     96,778,235   153,885,529   238,083,657
------------------------------------------------------------------------------------------
Liabilities
Cash overdraft                                              --       473,866     2,522,797
Payables:
 Investments purchased                               1,044,788       516,281            --
 Shares redeemed                                        92,425        58,997       266,125
Accrued expenses:
 Management fees                                        43,191        68,457       105,315
 12b-1 distribution and service fees                    21,288        29,985        50,385
 Other                                                  65,772       100,823       110,981
Dividends payable                                      361,617       583,051       979,364
------------------------------------------------------------------------------------------
   Total liabilities                                 1,629,081     1,831,460     4,034,967
------------------------------------------------------------------------------------------
Net assets                                         $95,149,154  $152,054,069  $234,048,690
------------------------------------------------------------------------------------------
Class A Shares
Net assets                                         $30,566,036  $ 66,022,622  $145,124,923
Shares outstanding                                   2,946,449     6,479,469    13,639,142
Net asset value and redemption price per share     $     10.37  $      10.19  $      10.64
Offering price per share (net asset value per
 share plus
 maximum sales charge of 4.20% of offering price)  $     10.82  $      10.64  $      11.11
------------------------------------------------------------------------------------------
Class B Shares
Net assets                                         $12,345,597  $ 11,571,663  $ 18,051,361
Shares outstanding                                   1,188,364     1,134,235     1,699,275
Net asset value, offering and redemption price
 per share                                         $     10.39  $      10.20  $      10.62
------------------------------------------------------------------------------------------
Class C Shares
Net assets                                         $10,726,877  $ 16,761,775  $ 19,640,095
Shares outstanding                                   1,034,216     1,648,097     1,848,809
Net asset value, offering and redemption price
 per share                                         $     10.37  $      10.17  $      10.62
------------------------------------------------------------------------------------------
Class R Shares
Net assets                                         $41,510,644  $ 57,698,009  $ 51,232,311
Shares outstanding                                   3,991,140     5,668,040     4,823,077
Net asset value, offering and redemption price
 per share                                         $     10.40  $      10.18  $      10.62
------------------------------------------------------------------------------------------

Net Assets Consist of:
------------------------------------------------------------------------------------------
Capital paid-in                                    $92,763,746  $150,118,248  $227,419,844
Undistributed (Over-distribution of) net
 investment income                                     126,011      (176,104)      530,235
Accumulated net realized gain (loss) from
 investments                                          (175,992)   (2,182,180)      373,359
Net unrealized appreciation of investments           2,435,389     4,294,105     5,725,252
------------------------------------------------------------------------------------------
Net assets                                         $95,149,154  $152,054,069  $234,048,690
------------------------------------------------------------------------------------------

                                See accompanying notes to financial statements.

----
25

Statement of Operations (Unaudited)
Six Months Ended November 30, 2002

                                                                       Maryland Pennsylvania      Virginia
----------------------------------------------------------------------------------------------------------
Investment Income                                                   $2,576,169    $4,220,810  $ 6,796,649
----------------------------------------------------------------------------------------------------------
Expenses
Management fees                                                        256,337       416,197      637,288
12b-1 service fees - Class A                                            30,484        66,477      145,991
12b-1 distribution and service fees - Class B                           55,766        57,127       83,718
12b-1 distribution and service fees - Class C                           34,845        57,355       70,546
Shareholders' servicing agent fees and expenses                         52,065        88,808       96,502
Custodian's fees and expenses                                           22,350        30,756       45,388
Trustees' fees and expenses                                              1,052         1,755        2,758
Professional fees                                                        5,652         8,084        9,656
Shareholders' reports - printing and mailing expenses                    7,922        13,839       18,551
Federal and state registration fees                                      5,014         3,009        3,009
Other expenses                                                           2,688         3,574        4,908
----------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit                             474,175       746,981    1,118,315
  Custodian fee credit                                                  (4,214)      (10,091)      (7,209)
----------------------------------------------------------------------------------------------------------
Net expenses                                                           469,961       736,890    1,111,106
----------------------------------------------------------------------------------------------------------
Net investment income                                                2,106,208     3,483,920    5,685,543
----------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) from Investments
Net realized gain from investments                                     487,664       258,044      887,436
Net change in unrealized appreciation (depreciation) of investments    688,887       354,351   (1,098,666)
----------------------------------------------------------------------------------------------------------
Net gain (loss) from investments                                     1,176,551       612,395     (211,230)
----------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                          $3,282,759    $4,096,315  $ 5,474,313
----------------------------------------------------------------------------------------------------------



                                See accompanying notes to financial statements.

----
26

Statement of Changes in Net Assets (Unaudited)

                                                                     Maryland                     Pennsylvania
                                                          -----------------------------  ------------------------------
                                                          Six Months Ended    Year Ended Six Months Ended     Year Ended
                                                                  11/30/02       5/31/02         11/30/02        5/31/02
-------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                          $ 2,106,208  $ 4,111,373      $  3,483,920  $  7,177,991
Net realized gain (loss) from investments                          487,664       (3,695)          258,044       (59,280)
Net change in unrealized appreciation (depreciation) of
 investments                                                       688,887      720,416           354,351     1,439,011
-------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                       3,282,759    4,828,094         4,096,315     8,557,722
-------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders
From and in excess of net investment income:
  Class A                                                         (720,663)  (1,349,897)       (1,617,953)   (3,249,217)
  Class B                                                         (231,817)    (350,286)         (250,498)     (468,224)
  Class C                                                         (193,734)    (291,550)         (331,431)     (542,609)
  Class R                                                       (1,030,424)  (2,039,633)       (1,484,625)   (3,045,843)
-------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders       (2,176,638)  (4,031,366)       (3,684,507)   (7,305,893)
-------------------------------------------------------------------------------------------------------------------------
Fund Share Transactions
Net proceeds from sale of shares                                 9,403,326   13,819,772        11,541,457    20,589,954
Net proceeds from shares issued to shareholders due to
 reinvestment of distributions                                   1,354,336    2,556,534         1,834,427     3,465,191
-------------------------------------------------------------------------------------------------------------------------
                                                                10,757,662   16,376,306        13,375,884    24,055,145
Cost of shares redeemed                                         (4,849,077)  (8,315,057)       (8,814,382)  (13,386,527)
-------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from Fund share transactions          5,908,585    8,061,249         4,561,502    10,668,618
-------------------------------------------------------------------------------------------------------------------------
Net increase in net assets                                       7,014,706    8,857,977         4,973,310    11,920,447
Net assets at the beginning of period                           88,134,448   79,276,471       147,080,759   135,160,312
-------------------------------------------------------------------------------------------------------------------------
Net assets at the end of period                                $95,149,154  $88,134,448      $152,054,069  $147,080,759
-------------------------------------------------------------------------------------------------------------------------
Undistributed (Over-distribution of) net investment
 income at the end of period                                   $   126,011  $   196,842      $   (176,104) $     (9,940)
-------------------------------------------------------------------------------------------------------------------------

                                                                     Virginia
                                                          ------------------------------
                                                          Six Months Ended     Year Ended
                                                                  11/30/02        5/31/02
-----------------------------------------------------------------------------------------
Operations
Net investment income                                         $  5,685,543  $ 11,287,527
Net realized gain (loss) from investments                          887,436       414,572
Net change in unrealized appreciation (depreciation) of
 investments                                                    (1,098,666)   (1,491,828)
-----------------------------------------------------------------------------------------
Net increase in net assets from operations                       5,474,313    10,210,271
-----------------------------------------------------------------------------------------
Distributions to Shareholders
From and in excess of net investment income:
  Class A                                                       (3,645,129)   (6,989,712)
  Class B                                                         (377,265)     (630,453)
  Class C                                                         (417,201)     (721,256)
  Class R                                                       (1,352,435)   (2,698,733)
-----------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders       (5,792,030)  (11,040,154)
-----------------------------------------------------------------------------------------
Fund Share Transactions
Net proceeds from sale of shares                                17,840,608    35,495,641
Net proceeds from shares issued to shareholders due to
 reinvestment of distributions                                   2,576,311     5,007,762
-----------------------------------------------------------------------------------------
                                                                20,416,919    40,503,403
Cost of shares redeemed                                        (11,934,334)  (30,802,220)
-----------------------------------------------------------------------------------------
Net increase in net assets from Fund share transactions          8,482,585     9,701,183
-----------------------------------------------------------------------------------------
Net increase in net assets                                       8,164,868     8,871,300
Net assets at the beginning of period                          225,883,822   217,012,522
-----------------------------------------------------------------------------------------
Net assets at the end of period                               $234,048,690  $225,883,822
-----------------------------------------------------------------------------------------
Undistributed (Over-distribution of) net investment
 income at the end of period                                  $    530,235  $    671,676
-----------------------------------------------------------------------------------------


                                See accompanying notes to financial statements.

----
27

Notes to Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

The Nuveen Multistate Trust I (the "Trust") is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust comprises the Nuveen Maryland Municipal Bond Fund ("Maryland"), Nuveen Pennsylvania Municipal Bond Fund ("Pennsylvania") and Nuveen Virginia Municipal Bond Fund ("Virginia") (collectively, the "Funds"), among others. The Trust was organized as a Massachusetts business trust on July 1, 1996. The Funds were organized as series of predecessor trusts or corporations prior to that date.

The Funds seek to provide high tax-free income and preservation of capital through investments in diversified portfolios of quality municipal bonds.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Securities Valuation
The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. If it is determined that market prices for a security are unavailable or inappropriate, the Board of Trustees of the Funds or its designee may establish a fair value for the security. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At November 30, 2002, Maryland and Pennsylvania had outstanding when-issued purchase commitments of $1,044,788 and $516,281, respectively. There were no such outstanding purchase commitments in Virginia.

Investment Income
Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis.

Dividends and Distributions to Shareholders
Tax-exempt net investment income is declared monthly as a dividend. Generally, payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income to its shareholders. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds.

Flexible Sales Charge Program
Each Fund offers Class A, B, C and R Shares. Class A Shares are sold with a sales charge and incur an annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available only under limited circumstances.


----
28

Derivative Financial Instruments
The Funds may invest in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics including inverse floating rate securities. During the six months ended November 30, 2002, Maryland and Virginia invested in inverse floating rate securities for the purpose of enhancing portfolio yield. Inverse floating rate securities are identified in the Portfolio of Investments and are marked to market daily. The interest rate of an inverse floating rate security has an inverse relationship to the interest rate of a short-term floating rate security. Consequently, as the interest rate of the floating rate security rises, the interest rate on the inverse floating rate security declines. Conversely, as the interest rate of the floating rate security declines, the interest rate on the inverse floating rate security rises. The price of an inverse floating rate security will be more volatile than that of an otherwise comparable fixed rate security since the interest rate is dependent on an underlying fixed coupon rate or the general level of long-term interest rates as well as the short-term interest paid on the floating rate security, and because the inverse floating rate security typically bears the risk of loss of a greater face value of an underlying bond. Pennsylvania did not invest in any such securities during the six months ended November 30, 2002.

Expense Allocation
Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.


2. Fund Shares

Transactions in Fund shares were as follows:

                                                                        Maryland
                                                     ----------------------------------------------
                                                        Six Months Ended             Year Ended
                                                            11/30/02                   5/31/02
                                                     ----------------------    ----------------------
                                                         Shares       Amount       Shares       Amount
------------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                              296,203  $ 3,105,796      526,752  $ 5,395,529
  Class B                                              207,563    2,167,116      464,940    4,759,741
  Class C                                              297,404    3,103,078      241,490    2,473,957
  Class R                                               98,167    1,027,336      115,935    1,190,545
Shares issued to shareholders due to reinvestment of
 distributions:
  Class A                                               44,281      462,148       89,869      920,724
  Class B                                                9,540       99,733       15,235      156,253
  Class C                                                9,363       97,805       14,202      145,471
  Class R                                               66,374      694,650      129,870    1,334,086
------------------------------------------------------------------------------------------------------
                                                     1,028,895   10,757,662    1,598,293   16,376,306
------------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                             (243,090)  (2,550,195)    (346,000)  (3,533,764)
  Class B                                              (61,075)    (637,449)     (85,698)    (877,537)
  Class C                                              (46,356)    (487,258)     (78,255)    (799,572)
  Class R                                             (112,003)  (1,174,175)    (303,241)  (3,104,184)
------------------------------------------------------------------------------------------------------
                                                      (462,524)  (4,849,077)    (813,194)  (8,315,057)
------------------------------------------------------------------------------------------------------
Net increase                                           566,371  $ 5,908,585      785,099  $ 8,061,249
------------------------------------------------------------------------------------------------------


----
29

                                                                       Pennsylvania
                                                     ------------------------------------------------
                                                        Six Months Ended              Year Ended
                                                            11/30/02                    5/31/02
                                                     ----------------------    ------------------------
                                                         Shares       Amount        Shares        Amount
--------------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                              477,796  $ 4,902,552       829,014  $  8,479,370
  Class B                                               99,392    1,024,913       386,913     3,949,642
  Class C                                              359,034    3,684,976       482,014     4,914,100
  Class R                                              187,832    1,929,016       318,195     3,246,842
Shares issued to shareholders due to reinvestment of
 distributions:
  Class A                                               68,856      707,604       126,012     1,286,277
  Class B                                                8,912       91,740        15,174       155,120
  Class C                                                9,846      100,981        15,758       160,627
  Class R                                               90,998      934,102       182,698     1,863,167
--------------------------------------------------------------------------------------------------------
                                                     1,302,666   13,375,884     2,355,778    24,055,145
--------------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                             (420,157)  (4,314,710)     (596,732)   (6,091,945)
  Class B                                             (123,459)  (1,263,598)     (189,704)   (1,941,043)
  Class C                                             (104,284)  (1,074,279)     (125,188)   (1,268,490)
  Class R                                             (211,017)  (2,161,795)     (401,557)   (4,085,049)
--------------------------------------------------------------------------------------------------------
                                                      (858,917)  (8,814,382)   (1,313,181)  (13,386,527)
--------------------------------------------------------------------------------------------------------
Net increase                                           443,749  $ 4,561,502     1,042,597  $ 10,668,618
--------------------------------------------------------------------------------------------------------

                                                                          Virginia
                                                     --------------------------------------------------
                                                         Six Months Ended             Year Ended
                                                             11/30/02                   5/31/02
                                                     ------------------------  ------------------------
                                                          Shares        Amount      Shares        Amount
--------------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                               992,748  $ 10,679,999   2,273,719  $ 24,334,238
  Class B                                               198,722     2,140,100     455,698     4,872,774
  Class C                                               340,730     3,673,691     380,986     4,068,781
  Class R                                               124,578     1,346,818     207,950     2,219,848
Shares issued to shareholders due to reinvestment of
 distributions:
  Class A                                               133,769     1,442,699     268,892     2,884,185
  Class B                                                16,617       178,953      26,245       281,039
  Class C                                                12,620       135,907      20,631       220,918
  Class R                                                76,065       818,752     151,382     1,621,620
--------------------------------------------------------------------------------------------------------
                                                      1,895,849    20,416,919   3,785,503    40,503,403
--------------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                              (819,546)   (8,840,928) (1,961,333)  (20,974,472)
  Class B                                               (63,962)     (685,650)   (160,741)   (1,713,145)
  Class C                                               (97,061)   (1,038,468)   (258,567)   (2,759,283)
  Class R                                              (127,178)   (1,369,288)   (500,973)   (5,355,320)
--------------------------------------------------------------------------------------------------------
                                                     (1,107,747)  (11,934,334) (2,881,614)  (30,802,220)
--------------------------------------------------------------------------------------------------------
Net increase                                            788,102  $  8,482,585     903,889  $  9,701,183
--------------------------------------------------------------------------------------------------------



----
30

3. Securities Transactions

Purchases and sales (including maturities) of investments in long-term municipal securities and short-term securities for the six months ended November 30, 2002, were as follows:

                                     Maryland Pennsylvania    Virginia
----------------------------------------------------------------------
Purchases:
  Long-term municipal securities  $12,797,797  $12,405,574 $30,248,099
  Short-term securities             1,100,000   24,185,000          --
Sales and maturities:
  Long-term municipal securities    5,590,048   15,641,985  21,688,643
  Short-term securities             1,100,000   17,085,000          --
----------------------------------------------------------------------

4. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing income on taxable market discount securities and timing differences in recognizing certain gains and losses on security transactions.

At November 30, 2002, the cost of investments were as follows:

                                  Maryland Pennsylvania     Virginia
           ---------------------------------------------------------
           Cost of investments $91,861,313 $146,255,474 $224,219,431
           ---------------------------------------------------------

Gross unrealized appreciation and gross unrealized depreciation of investments at November 30, 2002, were as follows:

                                               Maryland Pennsylvania      Virginia
----------------------------------------------------------------------------------
Gross unrealized:
  Appreciation                             $ 4,000,182   $ 6,343,371  $11,426,245
  Depreciation                              (1,479,231)   (1,974,623)  (5,453,064)
----------------------------------------------------------------------------------
Net unrealized appreciation on investments $ 2,520,951   $ 4,368,748  $ 5,973,181
----------------------------------------------------------------------------------

The tax components of undistributed net investment income and net realized gains at May 31, 2002, the Funds' last fiscal year end, were as follows:

                                             Maryland Pennsylvania   Virginia
   --------------------------------------------------------------------------
   Undistributed tax-exempt income           $468,352     $586,193 $1,336,174
   Undistributed ordinary income*                  --           --         --
   Undistributed net long-term capital gains       --           --         --
   --------------------------------------------------------------------------

The tax character of distributions paid during the fiscal year ended May 31, 2002, the Funds' last fiscal year end, were designated for purposes of the dividends paid deduction as follows:

                                                 Maryland Pennsylvania    Virginia
----------------------------------------------------------------------------------
Distributions from tax-exempt income           $3,989,243   $7,241,033 $10,981,924
Distributions from ordinary income*                    --       14,074       4,217
Distributions from net long-term capital gains         --           --          --
----------------------------------------------------------------------------------

* Ordinary income consists of taxable market discount income and net short-term capital gains, if any.

At May 31, 2002, the Funds' last fiscal year end, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                 Maryland Pennsylvania Virginia
                -----------------------------------------------
                Expiration year:
                  2008           $     --   $  724,240 $514,077
                  2009            538,619    1,457,958       --
                  2010            121,246      193,021       --
                -----------------------------------------------
                Total            $659,865   $2,375,219 $514,077
                -----------------------------------------------



----
31

The following Funds have elected to defer net realized losses from investments incurred from November 1, 2001 through May 31, 2002 ("post-October losses") in accordance with Federal income tax regulations. The following post-October losses are treated as having arisen in the following year:

                              Maryland Pennsylvania
                            -----------------------
                                $3,790      $65,005
                            -----------------------

5. Management Fee and Other Transactions with Affiliates

Under the Trust's investment management agreement with Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, each Fund pays an annual management fee, payable monthly, at the rates set forth below which are based upon the average daily net assets of each Fund as follows:

                 Average Daily Net Assets       Management Fee
                 ----------------------------------------------
                 For the first $125 million              .5500%
                 For the next $125 million               .5375
                 For the next $250 million               .5250
                 For the next $500 million               .5125
                 For the next $1 billion                 .5000
                 For the next $3 billion                 .4750
                 For net assets over $5 billion          .4500
                 ----------------------------------------------

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates.

The Adviser may voluntarily reimburse expenses from time to time in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser's discretion.

During the six months ended November 30, 2002, Nuveen Investments (the "Distributor"), a wholly owned subsidiary of The John Nuveen Company, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to authorized dealers as follows:

                                      Maryland Pennsylvania Virginia
           ---------------------------------------------------------
           Sales charges collected     $74,664     $108,974 $173,944
           Paid to authorized dealers   66,249       93,771  160,589
           ---------------------------------------------------------

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the six months ended November 30, 2002, the Distributor compensated authorized dealers directly with commission advances at the time of purchase as follows:

                                   Maryland Pennsylvania Virginia
               --------------------------------------------------
               Commission advances $104,423      $63,318 $130,291
               --------------------------------------------------

To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the six months ended November 30, 2002, the Distributor retained such 12b-1 fees as follows:

                                   Maryland Pennsylvania Virginia
               --------------------------------------------------
               12b-1 fees retained  $49,434      $57,849  $72,519
               --------------------------------------------------

The remaining 12b-1 fees charged to the Fund were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the six months ended November 30, 2002, as follows:

                                Maryland Pennsylvania Virginia
                  --------------------------------------------
                  CDSC retained  $10,669      $13,182  $15,461
                  --------------------------------------------


----
32

6. Subsequent Event - Distributions to Shareholders

The Funds declared dividend distributions from their tax-exempt net investment income which were paid on December 27, 2002, to shareholders of record on December 9, 2002, as follows:

                                   Maryland Pennsylvania Virginia
               --------------------------------------------------
               Dividend per share:
                 Class A             $.0400       $.0395   $.0450
                 Class B              .0335        .0335    .0385
                 Class C              .0355        .0350    .0400
                 Class R              .0420        .0415    .0470
               --------------------------------------------------

Virginia also declared a long-term capital gains distribution of $.0155 per share which was paid on December 4, 2002, to shareholders of record on December 2, 2002.



----
33

Financial Highlights (Unaudited)

Selected data for a share outstanding throughout each period:

Class (Inception Date)
                                                    Investment Operations       Less Distributions
                                                  -------------------------  -----------------------


MARYLAND


                                                                 Net
                                                           Realized/
                                                          Unrealized
                                        Beginning     Net    Invest-             Net                  Ending
                                              Net Invest-       ment         Invest-                     Net
                                            Asset    ment       Gain            ment  Capital          Asset     Total
Year Ended May 31,                          Value  Income     (Loss)   Total  Income    Gains   Total  Value Return(a)
------------------------------------------------------------------------------------------------------------------------
Class A (9/94)
 2003(d)                                   $10.24    $.24      $ .14  $ .38    $(.25)   $  --  $(.25) $10.37      3.69%
 2002                                       10.14     .50        .09    .59     (.49)      --   (.49)  10.24      5.88
 2001                                        9.55     .48        .58   1.06     (.47)      --   (.47)  10.14     11.36
 2000                                       10.46     .47       (.86)  (.39)    (.49)    (.03)  (.52)   9.55     (3.71)
 1999                                       10.56     .49       (.11)   .38     (.48)      --   (.48)  10.46      3.65
 1998                                       10.25     .48        .32    .80     (.49)      --   (.49)  10.56      7.95
Class B (3/97)
 2003(d)                                    10.26     .20        .14    .34     (.21)      --   (.21)  10.39      3.30
 2002                                       10.15     .42        .10    .52     (.41)      --   (.41)  10.26      5.18
 2001                                        9.56     .41        .58    .99     (.40)      --   (.40)  10.15     10.53
 2000                                       10.47     .40       (.86)  (.46)    (.42)    (.03)  (.45)   9.56     (4.44)
 1999                                       10.56     .41       (.10)   .31     (.40)      --   (.40)  10.47      2.95
 1998                                       10.25     .41        .31    .72     (.41)      --   (.41)  10.56      7.16
Class C (9/94)
 2003(d)                                    10.24     .21        .14    .35     (.22)      --   (.22)  10.37      3.42
 2002                                       10.14     .44        .09    .53     (.43)      --   (.43)  10.24      5.32
 2001                                        9.56     .43        .57   1.00     (.42)      --   (.42)  10.14     10.64
 2000                                       10.46     .42       (.86)  (.44)    (.43)    (.03)  (.46)   9.56     (4.16)
 1999                                       10.56     .43       (.11)   .32     (.42)      --   (.42)  10.46      3.07
 1998                                       10.24     .43        .32    .75     (.43)      --   (.43)  10.56      7.44
Class R (12/91)
 2003(d)                                    10.27     .25        .14    .39     (.26)      --   (.26)  10.40      3.80
 2002                                       10.16     .52        .10    .62     (.51)      --   (.51)  10.27      6.20
 2001                                        9.58     .50        .57   1.07     (.49)      --   (.49)  10.16     11.41
 2000                                       10.48     .49       (.85)  (.36)    (.51)    (.03)  (.54)   9.58     (3.43)
 1999                                       10.58     .51       (.11)   .40     (.50)      --   (.50)  10.48      3.82
 1998                                       10.26     .51        .32    .83     (.51)      --   (.51)  10.58      8.23
------------------------------------------------------------------------------------------------------------------------

Class (Inception Date)
                                                                    Ratios/Supplemental Data
                                        --------------------------------------------------------------------------------
                                                   Before Credit/           After            After Credit/
                                                   Reimbursement       Reimbursement(b)     Reimbursement(c)
MARYLAND                                        ------------------   ------------------   ------------------
                                                             Ratio                Ratio                Ratio
                                                            of Net               of Net               of Net
                                                           Invest-              Invest-              Invest-
                                                Ratio of      ment   Ratio of      ment   Ratio of      ment
                                                Expenses    Income   Expenses    Income   Expenses    Income
                                         Ending       to        to         to        to         to        to
                                            Net  Average   Average    Average   Average    Average   Average   Portfolio
                                         Assets      Net       Net        Net       Net        Net       Net    Turnover
Year Ended May 31,                        (000)   Assets    Assets     Assets    Assets     Assets    Assets        Rate
-------------------------------------------------------------------------------------------------------------------------
Class A (9/94)
 2003(d)                                $30,566      .96%*    4.57%*      .96%*    4.57%*      .95%*    4.58%*         6%
 2002                                    29,178      .97      4.84        .97      4.84        .96      4.85           4
 2001                                    26,137     1.00      4.82       1.00      4.82        .98      4.84          28
 2000                                    22,694     1.13      4.79       1.12      4.79       1.11      4.81          19
 1999                                    22,093     1.02      4.57        .95      4.63        .95      4.64          29
 1998                                    17,427     1.00      4.56        .94      4.62        .94      4.62           7
Class B (3/97)
 2003(d)                                 12,346     1.71*     3.82*      1.71*     3.82*      1.70*     3.82*          6
 2002                                    10,588     1.72      4.08       1.72      4.08       1.71      4.09           4
 2001                                     6,474     1.74      4.08       1.74      4.08       1.73      4.09          28
 2000                                     4,694     1.87      4.04       1.87      4.04       1.85      4.05          19
 1999                                     4,732     1.77      3.84       1.71      3.90       1.71      3.90          29
 1998                                     2,332     1.75      3.79       1.69      3.85       1.69      3.85           7
Class C (9/94)
 2003(d)                                 10,727     1.51*     4.01*      1.51*     4.01*      1.50*     4.02*          6
 2002                                     7,925     1.52      4.28       1.52      4.28       1.51      4.29           4
 2001                                     6,046     1.55      4.28       1.55      4.28       1.53      4.29          28
 2000                                     5,290     1.68      4.25       1.68      4.25       1.66      4.27          19
 1999                                     4,089     1.57      4.03       1.51      4.10       1.50      4.10          29
 1998                                     2,606     1.55      4.01       1.49      4.07       1.49      4.07           7
Class R (12/91)
 2003(d)                                 41,511      .76*     4.77*       .76*     4.77*       .75*     4.78*          6
 2002                                    40,444      .77      5.03        .77      5.03        .76      5.05           4
 2001                                    40,619      .80      5.03        .80      5.03        .78      5.04          28
 2000                                    38,840      .92      4.98        .92      4.99        .90      5.00          19
 1999                                    44,411      .82      4.77        .75      4.83        .75      4.83          29
 1998                                    44,599      .80      4.76        .74      4.82        .74      4.82           7
-------------------------------------------------------------------------------------------------------------------------

*  Annualized.
(a) Total returns are calculated on net asset value without any sales charge and are not annualized.
(b) After expense reimbursement from the Adviser, where applicable.
(c) After custodian fee credit and expense reimbursement, where applicable.
(d) For the six months ended November 30, 2002.



                                See accompanying notes to financial statements.

----
34

Selected data for a share outstanding throughout each period:


Class (Inception Date)
                                                    Investment Operations       Less Distributions
                                                  -------------------------  -----------------------


PENNSYLVANIA


                                                                 Net            From
                                                           Realized/          and in
                                                          Unrealized          Excess
                                        Beginning     Net    Invest-          of Net                  Ending
                                              Net Invest-       ment         Invest-                     Net
                                            Asset    ment       Gain            ment  Capital          Asset     Total
Year Ended May 31,                          Value  Income     (Loss)   Total  Income    Gains   Total  Value Return(a)
------------------------------------------------------------------------------------------------------------------------
Class A (10/86)
 2003(d)                                   $10.16    $.24     $  .04  $ .28    $(.25)   $  --  $(.25) $10.19      2.77%
 2002                                       10.06     .51        .11    .62     (.52)      --   (.52)  10.16      6.39
 2001                                        9.38     .53        .66   1.19     (.51)      --   (.51)  10.06     12.81
 2000                                       10.45     .50      (1.03)  (.53)    (.51)    (.03)  (.54)   9.38     (5.21)
 1999                                       10.68     .53       (.17)   .36     (.53)    (.06)  (.59)  10.45      3.42
 1998                                       10.25     .56        .45   1.01     (.56)    (.02)  (.58)  10.68     10.05
Class B (2/97)
 2003(d)                                    10.17     .20        .05    .25     (.22)      --   (.22)  10.20      2.41
 2002                                       10.07     .44        .11    .55     (.45)      --   (.45)  10.17      5.54
 2001                                        9.40     .46        .65   1.11     (.44)      --   (.44)  10.07     11.97
 2000                                       10.47     .42      (1.03)  (.61)    (.43)    (.03)  (.46)   9.40     (5.91)
 1999                                       10.70     .45       (.17)   .28     (.45)    (.06)  (.51)  10.47      2.66
 1998                                       10.27     .48        .45    .93     (.48)    (.02)  (.50)  10.70      9.23
Class C (2/94)
 2003(d)                                    10.14     .21        .04    .25     (.22)      --   (.22)  10.17      2.50
 2002                                       10.04     .46        .11    .57     (.47)      --   (.47)  10.14      5.74
 2001                                        9.37     .48        .65   1.13     (.46)      --   (.46)  10.04     12.21
 2000                                       10.44     .44      (1.03)  (.59)    (.45)    (.03)  (.48)   9.37     (5.73)
 1999                                       10.68     .47       (.17)   .30     (.48)    (.06)  (.54)  10.44      2.80
 1998                                       10.25     .50        .45    .95     (.50)    (.02)  (.52)  10.68      9.50
Class R (2/97)
 2003(d)                                    10.15     .25        .04    .29     (.26)      --   (.26)  10.18      2.89
 2002                                       10.05     .54        .11    .65     (.55)      --   (.55)  10.15      6.53
 2001                                        9.38     .55        .65   1.20     (.53)      --   (.53)  10.05     13.01
 2000                                       10.44     .51      (1.01)  (.50)    (.53)    (.03)  (.56)   9.38     (4.93)
 1999                                       10.68     .55       (.17)   .38     (.56)    (.06)  (.62)  10.44      3.55
 1998                                       10.25     .58        .45   1.03     (.58)    (.02)  (.60)  10.68     10.30
------------------------------------------------------------------------------------------------------------------------

Class (Inception Date)
                                                                    Ratios/Supplemental Data
                                        --------------------------------------------------------------------------------
                                                             Before Credit/           After            After Credit/
                                                             Reimbursement       Reimbursement(b)     Reimbursement(c)
PENNSYLVANIA                                              ------------------   ------------------   ------------------
                                                             Ratio                Ratio                Ratio
                                                            of Net               of Net               of Net
                                                           Invest-              Invest-              Invest-
                                                Ratio of      ment   Ratio of      ment   Ratio of      ment
                                                Expenses    Income   Expenses    Income   Expenses    Income
                                         Ending       to        to         to        to         to        to
                                            Net  Average   Average    Average   Average    Average   Average   Portfolio
                                         Assets      Net       Net        Net       Net        Net       Net    Turnover
Year Ended May 31,                        (000)   Assets    Assets     Assets    Assets     Assets    Assets        Rate
-------------------------------------------------------------------------------------------------------------------------
Class A (10/86)
 2003(d)                                $66,023      .94%*    4.61%*      .94%*    4.61%*      .93%*    4.62%*         9%
 2002                                    64,526      .97      5.04        .97      5.04        .96      5.05          16
 2001                                    60,278     1.00      5.37       1.00      5.37        .98      5.38          21
 2000                                    55,564     1.12      5.04       1.10      5.06       1.09      5.07          16
 1999                                    70,865      .94      4.75        .69      5.00        .69      5.00          18
 1998                                    65,826      .95      4.94        .61      5.28        .61      5.28          20
Class B (2/97)
 2003(d)                                 11,572     1.69*     3.86*      1.69*     3.86*      1.68*     3.87*          9
 2002                                    11,691     1.72      4.28       1.72      4.28       1.71      4.29          16
 2001                                     9,440     1.75      4.62       1.75      4.62       1.73      4.63          21
 2000                                     7,809     1.89      4.30       1.87      4.32       1.86      4.32          16
 1999                                     7,966     1.69      4.02       1.45      4.25       1.45      4.26          18
 1998                                     2,640     1.70      4.14       1.34      4.50       1.34      4.50          20
Class C (2/94)
 2003(d)                                 16,762     1.49*     4.05*      1.49*     4.05*      1.48*     4.07*          9
 2002                                    14,028     1.52      4.47       1.52      4.47       1.51      4.49          16
 2001                                    10,152     1.55      4.82       1.55      4.82       1.53      4.83          21
 2000                                     9,672     1.66      4.49       1.64      4.52       1.63      4.52          16
 1999                                    13,167     1.49      4.21       1.25      4.45       1.24      4.46          18
 1998                                     8,912     1.50      4.39       1.16      4.73       1.16      4.73          20
Class R (2/97)
 2003(d)                                 57,698      .74*     4.81*       .74*     4.81*       .73*     4.82*          9
 2002                                    56,836      .77      5.24        .77      5.24        .76      5.25          16
 2001                                    55,290      .80      5.57        .80      5.57        .78      5.58          21
 2000                                    51,788      .94      5.24        .91      5.26        .91      5.27          16
 1999                                    61,044      .74      4.95        .49      5.20        .49      5.20          18
 1998                                    61,180      .75      5.14        .41      5.48        .41      5.48          20
-------------------------------------------------------------------------------------------------------------------------

*  Annualized.
(a) Total returns are calculated on net asset value without any sales charge and are not annualized.
(b) After expense reimbursement from the Adviser, where applicable.
(c) After custodian fee credit and expense reimbursement, where applicable.
(d) For the six months ended November 30, 2002.



                                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
35

Selected data for a share outstanding throughout each period:

Class (Inception Date)
                                                  Investment Operations       Less Distributions
                                                -------------------------  -----------------------


VIRGINIA


                                                               Net
                                                         Realized/
                                                        Unrealized
                                      Beginning     Net    Invest-             Net                   Ending
                                            Net Invest-       ment         Invest-                      Net
                                          Asset    ment       Gain            ment  Capital           Asset     Total
Year Ended May 31,                        Value  Income     (Loss)   Total  Income    Gains   Total   Value Return(a)
-----------------------------------------------------------------------------------------------------------------------
Class A (3/86)
 2003(d)                                 $10.65    $.27      $(.01) $ .26    $(.27)   $  --  $(.27) $10.64       2.43%
 2002                                     10.69     .55       (.06)   .49     (.53)      --   (.53)  10.65       4.69
 2001                                     10.10     .54        .58   1.12     (.53)      --   (.53)  10.69      11.27
 2000                                     10.93     .53       (.83)  (.30)    (.52)    (.01)  (.53)  10.10      (2.72)
 1999                                     11.06     .53       (.10)   .43     (.53)    (.03)  (.56)  10.93       3.95
 1998                                     10.66     .56        .41    .97     (.56)    (.01)  (.57)  11.06       9.30
Class B (2/97)
 2003(d)                                  10.63     .22         --    .22     (.23)      --   (.23)  10.62       2.07
 2002                                     10.67     .46       (.05)   .41     (.45)      --   (.45)  10.63       3.93
 2001                                     10.10     .46        .56   1.02     (.45)      --   (.45)  10.67      10.26
 2000                                     10.93     .45       (.82)  (.37)    (.45)    (.01)  (.46)  10.10      (3.44)
 1999                                     11.06     .45       (.10)   .35     (.45)    (.03)  (.48)  10.93       3.20
 1998                                     10.66     .48        .41    .89     (.48)    (.01)  (.49)  11.06       8.53
Class C (10/93)
 2003(d)                                  10.63     .24       (.01)   .23     (.24)      --   (.24)  10.62       2.16
 2002                                     10.67     .49       (.06)   .43     (.47)      --   (.47)  10.63       4.13
 2001                                     10.10     .48        .57   1.05     (.48)      --   (.48)  10.67      10.50
 2000                                     10.92     .47       (.81)  (.34)    (.47)    (.01)  (.48)  10.10      (3.16)
 1999                                     11.06     .47       (.11)   .36     (.47)    (.03)  (.50)  10.92       3.30
 1998                                     10.65     .50        .42    .92     (.50)    (.01)  (.51)  11.06       8.81
Class R (2/97)
 2003(d)                                  10.63     .28       (.01)   .27     (.28)      --   (.28)  10.62       2.55
 2002                                     10.67     .57       (.05)   .52     (.56)      --   (.56)  10.63       4.93
 2001                                     10.10     .56        .56   1.12     (.55)      --   (.55)  10.67      11.32
 2000                                     10.93     .55       (.82)  (.27)    (.55)    (.01)  (.56)  10.10      (2.49)
 1999                                     11.06     .56       (.10)   .46     (.56)    (.03)  (.59)  10.93       4.18
 1998                                     10.66     .59        .41   1.00     (.59)    (.01)  (.60)  11.06       9.54
-----------------------------------------------------------------------------------------------------------------------

Class (Inception Date)
                                                                   Ratios/Supplemental Data
                                      ----------------------------------------------------------------------------------
                                                             Before Credit/           After            After Credit/
                                                             Reimbursement       Reimbursement(b)     Reimbursement(c)
VIRGINIA                                                  ------------------   ------------------   ------------------
                                                             Ratio                Ratio                Ratio
                                                            of Net               of Net               of Net
                                                           Invest-              Invest-              Invest-
                                                Ratio of      ment   Ratio of      ment   Ratio of      ment
                                                Expenses    Income   Expenses    Income   Expenses    Income
                                         Ending       to        to         to        to         to        to
                                            Net  Average   Average    Average   Average    Average   Average   Portfolio
                                         Assets      Net       Net        Net       Net        Net       Net    Turnover
Year Ended May 31,                        (000)   Assets    Assets     Assets    Assets     Assets    Assets        Rate
-------------------------------------------------------------------------------------------------------------------------
Class A (3/86)
 2003(d)                              $145,125       .90%*    4.90%*      .90%*    4.90%*      .89%*    4.91%*        10%
 2002                                  141,987       .89      5.08        .89      5.08        .88      5.09          11
 2001                                  136,248       .91      5.14        .91      5.14        .90      5.14          17
 2000                                  125,522      1.00      5.07       1.00      5.07        .99      5.08          22
 1999                                  138,941       .89      4.78        .86      4.81        .86      4.81          15
 1998                                  133,966       .90      4.99        .74      5.15        .74      5.15           3
Class B (2/97)
 2003(d)                                18,051      1.65*     4.15*      1.65*     4.15*      1.64*     4.16*         10
 2002                                   16,461      1.64      4.33       1.64      4.33       1.63      4.34          11
 2001                                   13,094      1.66      4.38       1.66      4.38       1.65      4.39          17
 2000                                   10,713      1.75      4.32       1.75      4.32       1.75      4.33          22
 1999                                   10,419      1.64      4.02       1.61      4.05       1.61      4.06          15
 1998                                    3,894      1.64      4.20       1.51      4.33       1.51      4.33           3
Class C (10/93)
 2003(d)                                19,640      1.45*     4.35*      1.45*     4.35*      1.44*     4.36*         10
 2002                                   16,933      1.44      4.53       1.44      4.53       1.43      4.54          11
 2001                                   15,468      1.46      4.59       1.46      4.59       1.45      4.59          17
 2000                                   14,263      1.55      4.53       1.55      4.53       1.54      4.53          22
 1999                                   17,679      1.44      4.23       1.41      4.26       1.41      4.26          15
 1998                                   15,660      1.44      4.44       1.29      4.59       1.29      4.59           3
Class R (2/97)
 2003(d)                                51,232       .70*     5.10*       .70*     5.10*       .69*     5.11*         10
 2002                                   50,502       .69      5.28        .69      5.28        .68      5.29          11
 2001                                   52,203       .71      5.34        .71      5.34        .71      5.34          17
 2000                                   50,403       .80      5.27        .80      5.27        .79      5.28          22
 1999                                   56,728       .69      4.98        .66      5.01        .66      5.02          15
 1998                                   58,734       .70      5.19        .54      5.35        .54      5.35           3
-------------------------------------------------------------------------------------------------------------------------

*  Annualized.
(a) Total returns are calculated on net asset value without any sales charge and are not annualized.
(b) After expense reimbursement from the Adviser, where applicable.
(c) After custodian fee credit and expense reimbursement, where applicable.
(d) For the six months ended November 30, 2002.




                                See accompanying notes to financial statements.

----
36

Fund Information
================================================================================
Fund Manager

Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606

Legal Counsel
Morgan, Lewis & Bockius LLP
Washington, D.C.

Independent Accountants
PricewaterhouseCoopers LLP
Chicago, IL

Custodian
State Street Bank & Trust
Boston, MA

Transfer Agent and Shareholder Services
Boston Financial
Data Services, Inc.
Nuveen Investor Services
P.O. Box 8530
Boston, MA 02266-8530
(800) 257-8787

================================================================================

Glossary of Terms Used in this Report

Average Duration: Duration is a measure of a bond or bond fund's sensitivity to changes in interest rates. Generally, the longer a bond or fund's duration, the more the price of the bond or fund will change as interest rates change.

Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return (including change in NAV and reinvested dividends) that would have been necessary on an annual basis to equal the investment's actual performance over the time period being considered.

Average Effective Maturity: The average of all the maturities of the bonds in a fund's portfolio, computed by weighting each maturity date (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions.


Market Yield (also known as Dividend Yield or Current Yield): An investment's current annualized dividend divided by its current offering price.

Net Asset Value (NAV): A fund's NAV is the dollar value of one share in the fund. It is calculated by subtracting the liabilities of the fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

SEC Yield: A standardized measure of a fund's yield that accounts for the future amortization of premiums or discounts of bonds held in the fund's portfolio.

Taxable-Equivalent Yield: The yield necessary from a fully taxable investment to equal, on an after-tax basis, the yield of a municipal bond investment.

================================================================================

NASD Regulation, Inc. provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of NASD members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.nasdr.com. NASD Regulation, Inc. also provides an investor brochure that includes information describing the Public Disclosure Program.

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                                Serving
                         Investors
                                  For Generations

[Photo of John Nuveen, Sr. Appears Here]

John Nuveen, Sr.

A 100-Year Tradition of Quality Investments

Since 1898, Nuveen Investments has been synonymous with investments that withstand the test of time. In fact, more than 1.3 million investors have trusted Nuveen to help them build and sustain the wealth of a lifetime.

Whether your focus is long-term growth, dependable income or sustaining accumulated wealth, Nuveen offers a wide variety of investments and services to help meet your unique circumstances and financial planning needs. We can help you build a better, well-diversified portfolio.

Call Your Financial Advisor Today

To find out how Nuveen Mutual Funds might round out your investment portfolio, contact your financial advisor today. Or call Nuveen at (800) 257-8787 for more information. Ask your advisor or call for a prospectus, which details risks, fees and expenses. Please read the prospectus carefully before you invest.

NUVEEN
   Investments

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
www.nuveen.com